                                                                    Exhibit 10.1

                      AMENDED AND RESTATED LOAN AGREEMENT

                                 by and among

                          MEDALLION FINANCIAL CORP.,

                        MEDALLION BUSINESS CREDIT, LLC

                           THE LENDERS PARTY HERETO,

                       FLEET BANK, NATIONAL ASSOCIATION
                        AS AGENT AND SWING LINE LENDER

                                      and

                       FLEET BANK, NATIONAL ASSOCIATION
                                  AS ARRANGER

                           Dated as of June 29, 1999

                               TABLE OF CONTENTS

ARTICLE 1           DEFINITIONS.....................................................................     1
     Section 1.1    Defined Terms...................................................................     1
     Section 1.2    Other Definitional Provisions...................................................    22

ARTICLE 2           AMOUNT AND TERMS OF REVOLVING
                     CREDIT LOANS...................................................................    23
     Section 2.1    Commitments and Loans...........................................................    23
     Section 2.2    Revolving Credit, Term Loan and Swing Line Notes................................    25
     Section 2.3    Procedures Applicable to Borrowings and
                    Conversions.....................................................................    29
     Section 2.4    Termination and Reduction of Aggregate Revolving
                    Credit Commitment...............................................................    32
     Section 2.5    Prepayments.....................................................................    34
     Section 2.6    Interest on Delinquent Payments.................................................    35
     Section 2.7    Increased Costs.................................................................    36
     Section 2.8    Use of Proceeds.................................................................    38
     Section 2.9    Payment on Non-Business Days....................................................    38
     Section 2.10   Term of Revolving Credit Commitments............................................    38
     Section 2.11   Funding Losses..................................................................    40
     Section 2.12   Alternate Rate of Interest......................................................    41
     Section 2.13   Changes In Legality.............................................................    41
     Section 2.14   Participations..................................................................    41

ARTICLE 3           FEES AND PAYMENTS...............................................................    42
     Section 3.1    Fees............................................................................    42
     Section 3.2    Payments........................................................................    42
     Section 3.3    Taxes...........................................................................    43

ARTICLE 4           REPRESENTATIONS AND WARRANTIES..................................................    44
     Section 4.1    Corporate Status................................................................    45
     Section 4.2    Subsidiaries....................................................................    45
     Section 4.3    Location of Offices, Books and Records..........................................    45
     Section 4.4    Corporate Power; Authorization..................................................    45
     Section 4.5    Enforceable Obligations.........................................................    46
     Section 4.6    No Violation of Agreements; Compliance with Law.................................    46
     Section 4.7    Agreements......................................................................    46
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                                      -i-
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
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     Section 4.8    No Material Litigation..........................................................    46
     Section 4.9    Good Title to Properties........................................................    47
     Section 4.10   Margin Regulations..............................................................    47
     Section 4.11   [Reserved]......................................................................    47
     Section 4.12   Investment Company..............................................................    47
     Section 4.13   Disclosure......................................................................    47
     Section 4.14   Taxes and Claims................................................................    48
     Section 4.15   Licenses and Permits............................................................    48
     Section 4.16   Consents........................................................................    48
     Section 4.17   Employee Benefit Plans..........................................................    48
     Section 4.18   Financial Condition.............................................................    49
     Section 4.19   Environmental Laws, Etc.........................................................    50
     Section 4.20   Event of Default................................................................    50
     Section 4.21   Solvency........................................................................    50
     Section 4.22   Priority; Continued Effectiveness...............................................    50
     Section 4.23   Advertising, Origination and Servicing Activities...............................    51
     Section 4.24   Activities......................................................................    51
     Section 4.25   Year 2000 Issue.................................................................    51
     Section 4.26   No Transfer to BL...............................................................    51

ARTICLE 5           CONDITIONS PRECEDENT............................................................    52
     Section 5.1    Conditions to Initial Revolving Credit Loan and Initial
                    Swing Line Loan.................................................................    52
     Section 5.2    Conditions to All Revolving Credit and Term Loans...............................    54

ARTICLE 6           AFFIRMATIVE COVENANTS...........................................................    55
     Section 6.1    Financial Statements and Other Information......................................    55
     Section 6.2    Taxes and Claims................................................................    58
     Section 6.3    Insurance.......................................................................    58
     Section 6.4    Books and Records...............................................................    59
     Section 6.5    Properties in Good Condition....................................................    59
     Section 6.6    Inspection by the Banks.........................................................    59
     Section 6.7    Pay Indebtedness to Agent and Perform Other
                    Covenants.......................................................................    59
     Section 6.8    Compliance With Laws............................................................    60
     Section 6.9    Notice of Certain Events........................................................    60
     Section 6.10   Environmental Laws, Etc.........................................................    60
     Section 6.11   Further Assurances..............................................................    61
     Section 6.12   ERISA...........................................................................    61
     Section 6.13   Corporate or Limited Liability Company Existence................................    61
     Section 6.14   Maintenance of Security Interest................................................    61

                                     -ii-
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
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     Section 6.15   Maximum Percentage of Commercial Loans..........................................    62
     Section 6.16   Year 2000 Issue.................................................................    62
     Section 6.17   Borrowers' Manuals..............................................................    62
     Section 6.18   Principal Office of Clients.....................................................    62

ARTICLE 7           FINANCIAL COVENANTS.............................................................    63
     Section 7.1    Maximum Leverage Ratio..........................................................    63
     Section 7.2    Maximum Adjusted Leverage Ratio.................................................    63
     Section 7.3    Borrowing Base..................................................................    63
     Section 7.4    Minimum EBIT to Interest Expense Ratio..........................................    63
     Section 7.5    Minimum Asset Quality...........................................................    64

ARTICLE 8           NEGATIVE COVENANTS..............................................................    64
     Section 8.1    Liens...........................................................................    64
     Section 8.2    Indebtedness....................................................................    65
     Section 8.3    Limitation on Loans and Investments.............................................    65
     Section 8.4    [Reserved]......................................................................    66
     Section 8.5    Restricted Payments.............................................................    66
     Section 8.6    Merger, Consolidation, Sale or Transfers Assets.................................    67
     Section 8.7    Transfer of Proceeds............................................................    67
     Section 8.8    Compliance with ERISA...........................................................    67
     Section 8.9    Change in Business..............................................................    68
     Section 8.10   Amendments of Agreements........................................................    68
     Section 8.11   Transactions with Affiliates....................................................    68
     Section 8.12   Negative Pledges................................................................    68
     Section 8.13   Inconsistent Agreements.........................................................    68
     Section 8.14   Capital Expenditures............................................................    68
     Section 8.15   [Reserved]......................................................................    69

ARTICLE 9           DEFAULTS AND REMEDIES...........................................................    69
     Section 9.1    Events of Default...............................................................    69
     Section 9.2    Suits for Enforcement...........................................................    73
     Section 9.3    Rights and Remedies Cumulative..................................................    73
     Section 9.4    Rights and Remedies Not Waived..................................................    73
     Section 9.5    Further Payments................................................................    73

ARTICLE 10          MISCELLANEOUS...................................................................    74
     Section 10.1   Collection Costs................................................................    74
     Section 10.2   Modification and Waiver.........................................................    74
     Section 10.3   GOVERNING LAW...................................................................    75
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                                     -iii-
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
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     Section 10.4       Notices.........................................................................    75
     Section 10.5       Accounting Terms................................................................    76
     Section 10.6       Costs and Expenses; Indemnity...................................................    76
     Section 10.7       WAIVER OF JURY TRIAL AND SETOFF.................................................    77
     Section 10.8       Captions........................................................................    78
     Section 10.9       Lien; Setoff by Banks...........................................................    78
     Section 10.10      Security; Continued Effectiveness...............................................    79
     Section 10.11      Jurisdiction; Service of Process................................................    79
     Section 10.12      Benefit of Agreement............................................................    80
     Section 10.13      Counterparts....................................................................    80
     Section 10.14      Interest........................................................................    80
     Section 10.15      Attorneys' Fees.................................................................    81
     Section 10.16      Severability....................................................................    81
     Section 10.17      Confidentiality.................................................................    81
     Section 10.18      Loss, Theft, Etc. of Notes......................................................    82

ARTICLE 11              AGENCY..........................................................................    82
     Section 11.1       Appointment and Actions.........................................................    82
     Section 11.2       Independent Credit Decisions....................................................    84
     Section 11.3       Indemnification of Agent........................................................    85
     Section 11.4       Resignation and Succession......................................................    85

ARTICLE 12              SALES AND TRANSFERS.............................................................    86
     Section 12.1       Sales and Transfers.............................................................    86
     Section 12.2       New Banks.......................................................................    88
     Section 12.3       Joint and Several Liability.....................................................    90

ARTICLE 13              GUARANTEE.......................................................................    90
     Section 13.1       Guarantee.......................................................................    90
     Section 13.2       Absolute Obligation.............................................................    92
     Section 13.3       Repayment in Bankruptcy.........................................................    93
     Section 13.4       Miscellaneous...................................................................    93
     Section 13.5       Subordination...................................................................    93

ARTICLE 14              BORROWER AGENCY.................................................................    94
     Section 14.1       Appointment and Actions.........................................................    94

Exhibits and Schedules
----------------------

Exhibit A             Percentages

Exhibit B      Form of Revolving Credit Note
Exhibit C      Form of Term Note
Exhibit D      Form of Swing Line Note
Exhibit E      Form of Loan Request
Exhibit F      Form of MBC Security Agreement
Exhibit G      Form of Borrowing Base Certificate
Exhibit H      Form of Opinion of Counsel to Borrower
Exhibit I      Form of Assignment and Acceptance

Schedule I     Locations, Chief Executive Office
Schedule II    Subsidiaries

     AMENDED AND RESTATED LOAN AGREEMENT, dated as of June 29, 1999, among MEDALLION FINANCIAL CORP., a Delaware corporation ("MFC"), MEDALLION BUSINESS
                                                    ---
CREDIT, LLC, a Delaware limited liability company ("MBC;" MBC and MFC are
                                                    ----
sometimes hereinafter referred to individually as a "Borrower" and together as
                                                     --------
the "Borrowers"), the banks that from time to time are signatories hereto
     ---------
(including Assignees (as hereinafter defined), collectively, the "Banks" and
                                                                  -----
individually, a "Bank"), FLEET BANK, NATIONAL ASSOCIATION , as a Bank ("Fleet"),
                 ----                                                   -----
as Swing Line Lender (the "Swing Line Lender"), as Arranger and as Agent for the
                           -----------------
Banks (including any successor, the "Agent").
                                     -----

     WHEREAS, MFC, the Agent, the Swing Line Lender and the Banks are parties to a Loan Agreement dated as of July 31, 1998 and amended as of May 6, 1999 and June 1, 1999 (as so amended, the "Original Agreement");
                                  ------------------

     WHEREAS, the parties to the Original Agreement wish to amend and restate the Original Agreement in its entirety as set forth herein to, among other things, add MBC as an additional Borrower and extend the maturity of the Original Agreement, all on the terms and conditions hereinafter set forth; and

     WHEREAS, for convenience, this Agreement is dated as of June 29, 1999, and references to certain matters related to the period prior thereto have been deleted;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     ARTICLE 1    DEFINITIONS

     Section 1.1  Defined Terms.
     -----------  -------------

     As used in this Agreement, the terms defined in the recitals hereto shall have the respective meanings ascribed thereto in said recitals and the following terms shall have the following respective meanings:

     "Account Debtor" shall mean any Person which is or which may become
      --------------
obligated to a Client under or on account of a Receivable.

     "Accumulated Funding Deficiency" shall have the meaning set forth in
      ------------------------------
Section 302 of ERISA.

     "Additional Commitment Amount" shall have the meaning set forth in Section
      ----------------------------
12.2 hereof.

     "Adjusted LIBO Rate" shall mean, with respect to any Interest Period
      ------------------
applicable to any LIBO Rate Loan, the rate of interest per annum, as determined by the Agent, equal to the quotient (rounded to the nearest 1/100 of 1.00% or, if there is no nearest 1/100 of 1.00%, then to the next higher 1/100 of 1.00%) obtained by dividing the LIBO Base Rate by an amount equal to the result obtained by subtracting the Eurodollar Reserve Percentage (expressed as a decimal) from 1.00. The

Adjusted LIBO Rate shall be adjusted automatically on and as of the opening of business on the effective date of any change in the Eurodollar Reserve Percentage.

     "Adjusted Net Income" shall mean, with respect to either Borrower, the
      -------------------
aggregate income (or loss) of such Borrower for such period which shall be an amount equal to net revenues and other proper items of income less the aggregate
                                                              ----
for such Borrower of any and all items that are treated as expenses under GAAP, and less, without duplication, Federal, state and local income taxes as
    ----
determined in accordance with GAAP.

     "Adjusted Tangible Net Worth" shall mean, as to MFC and MBC taken together,
      ---------------------------
but otherwise on an unconsolidated basis, the sum of capital surplus, earned surplus, capital stock and Satisfactory Subordinated Debt minus deferred charges, intangibles, treasury stock, Investments in Subsidiaries (other than Investments by MFC in MBC) and amounts due to MFC and/or MBC from any Subsidiary(ies) of any of them, all determined in accordance with GAAP consistently applied.

     "Affiliate" shall mean any Person which, directly or indirectly, controls
      ---------
or is controlled by or is under common control with any other Person and, without limiting the generality of the foregoing, shall include any Person who
(a) beneficially owns or holds 20% or more of the Voting Interests of such other Person (determined either by number of shares or number of votes) or (b) is an associate (as such term is defined in Rule 405 of the Securities Act of 1933, as in effect on the Restatement Effective Date) of such other Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agent Payment Office" shall mean with respect to all amounts owing under
      --------------------
the Loan Documents, initially, the office, branch, affiliate, or correspondent bank of the Agent designated as its "Payment Office" below its signature to this Agreement and, thereafter, such other office, branch, affiliate, or correspondent bank thereof as it may from time to time designate in writing as such to the Borrowers, the Swing Line Lender and each Bank.

     "Aggregate Revolving Credit Commitment" shall mean $100,000,000, as the
      -------------------------------------
same may be reduced, terminated or increased from time to time pursuant to Sections 2.4, 2.10, 9.1 or 12.2 hereof.

     "Agreement" shall mean this Loan Agreement, as the same may be amended and
      ---------
supplemented from time to time.

     "Amount" shall mean, (a) with respect to any Loan, the principal amount of,
      ------
plus all accrued and unpaid interest on, and all other amounts due in respect of, such Loan and (b) with respect to any Receivable, all amounts due in respect of such Receivable.

     "Applicable Facility Percentage" means 0.15%.
      ------------------------------

     "Applicable Cost of Funds Margin" means 1.15%.
      -------------------------------

     "Applicable LIBO Margin" means 1.10%.
      ----------------------

     "Assignee" or "Assignees" shall have the meaning set forth in Section 12.2
      --------      ---------
hereof.

     "Assignment" or "Assignments" shall have the meaning set forth in Section
      ----------      -----------
12.2 hereof.

     "Assignor" or "Assignors" shall have the meaning set forth in Section 12.2
      --------      ---------
hereof.

     "Authorized Representative" shall mean, with respect to either Borrower,
      -------------------------
its chairman, president, chief executive officer, chief operating officer, chief accounting officer, vice president or chief financial officer, or any other officer of such Borrower designated as such from time to time by such Borrower in a written notice to the Agent, accompanied by an incumbency certificate with specimen signature included.

     "Banking Day" shall mean any Business Day on which dealings in deposits in
      -----------
Dollars are transacted in the London interbank market.

     "BL" shall mean Business Lenders, LLC a Delaware limited liability company
      --
the sole member of which is MFC.

     "Board" shall mean the Board of Governors of the Federal Reserve System.
      -----

     "Borrowing Base Certificate" shall mean a certificate substantially in the
      --------------------------
form of Exhibit G hereto, which Borrowing Base Certificate shall identify all
        ---------
such information separately for MFC and MBC.

     "Borrower Financing Statements" shall mean financing statements approved
      -----------------------------
for filing in accordance with the Uniform Commercial Code, and all other titles, certificates, assignments and other documents that the Agent or any Bank may require to perfect the security interests to be granted under the MFC Security Agreement and the MBC Security Agreement.

     "Borrower Obligations" shall mean, with respect to MFC, all of the
      --------------------
obligations and liabilities of MFC under the Loan Documents and, with respect to MBC, all of the obligations and liabilities of MBC under the Loan Documents, in each case whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired including (i) any obligation or liability in respect of any breach of any representation or warranty, and (ii) all post-petition interest and funding losses.

     "Business Day" shall mean any day other than a Saturday, Sunday or other
      ------------
day on which the Agent is not open for business at its offices set forth in this Agreement.

     "Capital Stock" with respect to any corporation, shall mean common stock,
      -------------
preferred stock, and any and all shares or other equivalents (however designated) of any other corporate stock, of such corporation.

     "Client" shall mean, with respect to any Loan, any Person, not disapproved
      ------
by the Agent or the Required Banks in writing in its or their sole discretion, which is obligated to make payments in respect of such Loan (other than any Account Debtor). For purposes of this Agreement and the other Loan Documents, any Client that is an Affiliate of another Client shall be deemed to be one and the same Client.

     "Code" shall mean the Internal Revenue Code of 1986, and all rules and
      ----
regulations promulgated pursuant thereto, as the same may be amended or supplemented from time to time.

     "Code Section 4975" shall mean, at any date, Section 4975 of the Code.
      -----------------

     "Collateral" shall mean and include the assets, property or interests in
      ----------
property of whatever nature whatsoever, real, personal or mixed, tangible or intangible, of MFC and/or MBC securing the Revolving Credit Loans, Swing Line Loans and/or Term Loans and all other property and interests in personal property that shall, from time to time, secure the Revolving Credit Loans, Swing Line Loans and/or Term Loans.

     "Commercial Loans" shall mean Loans that are secured in whole or in part by
      ----------------
Real Property, Inventory, Equipment and/or Receivables and that are not Medallion Loans.

     "Cost of Funds" means the per annum rate of interest which Fleet is
      -------------
required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined in the sole discretion of Fleet and agreed to by the Required Lenders.

     "Cost of Funds Loan" shall mean a Revolving Credit Loan or Term Loan
      ------------------
hereunder that bears interest for the Interest Period applicable thereto at a fixed rate of interest determined by reference to the Cost of Funds plus the applicable margin.

     "Default" shall mean any of the events specified in Section 9.1 hereof,
      -------
whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Default Rate" shall have the meaning set forth in Section 2.6 hereof.
      ------------

     "Delinquent Receivables Loan" shall mean a Loan secured by Receivables as
      ---------------------------
to which any payment with respect to any amount due in connection with any such Receivable is not made within 90 calendar days after such payment was originally due (without regard to any stated grace period).

     "Distressed Person" shall mean any Person (a) that files a petition or
      -----------------
seeks relief under or takes advantage of any insolvency law; makes an assignment for the benefit of its creditors;

commences a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of itself or of the whole or substantially all of its property; files a petition or an answer to a petition under any chapter of the United States Bankruptcy Code, as amended (11 U.S.C. (S) 101 et seq.), or files
                                                             ------
a petition or seeks relief under or takes advantage of any other similar law or statute of the United States of America, any state thereof or any foreign country; or

     (b) as to which a court of competent jurisdiction shall enter an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of such Person or of the whole or substantially all of its property, or enters an order for relief against such Person in any case commenced under any chapter of the United States Bankruptcy Code, as amended, or grants relief under any other similar law or statute of the United States of America, any state thereof or any foreign country; or as to which, under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession of such Person or of the whole or substantially all of its property; or as to which there is commenced against such Person any proceeding for any of the foregoing relief or as to which a petition is filed against such Person under any chapter of the United States Bankruptcy Code, as amended, or under any other similar law or statute of the United States of America or any state thereof or any foreign country and such proceeding or petition remains undismissed for a period of 60 days; or as to which such Person by any act indicates its consent to approval of or acquiescence in any such proceeding or petition.

     "Dividends" shall mean, for the most recently completed four fiscal
      ---------
quarters of the applicable Borrower, the sum of all paid and accrued and unpaid cash dividends on Capital Stock plus any paid and accrued and unpaid repurchase or redemption for cash of Capital Stock.

     "Dollars" and "$" shall mean dollars in lawful currency of the United
      -------       -
States of America.

     "Domestic Investment" shall mean an Investment in respect of a Person which
      -------------------
is a resident of the United States, Canada or Bermuda or a Person (other than a Governmental Authority) organized or qualified under the laws of any State, excluding any Domestic Investment that is a Portfolio Purchase.

     "Domestic Loan" shall mean a Loan that is denominated and payable only in
      -------------
Dollars, the Person in respect of which is a resident of the United States, Canada or Bermuda or a Person (other than a Governmental Authority) organized or qualified under the laws of any State.

     "EBIT" shall mean, with respect to either Borrower for any period, the sum
      ----
of (i) Adjusted Net Income, (ii) Interest Expense and (iii) Federal, state and local income taxes, in each case of such Borrower for such period, computed in accordance with GAAP.

     "Edwards Debt" shall mean the outstanding amount owed by Medallion Funding
      ------------
to the SBA under the following notes, originally given by Edwards Capital Corp., a Delaware corporation (which merged with and into Medallion Funding), to the
SBA: two debentures dated September 23, 1992, in the original principal amount of $3,500,000 and $6,050,000, respectively; a debenture dated June 29, 1994, in the original principal amount of $4,600,000; and a debenture dated September 28, 1994, in the original principal amount of $5,100,000.

     "Eligibility Requirements" with respect to any Loan, shall mean the
      ------------------------
following requirements:

     (a) such Loan is made to, and is a recourse obligation of, the Person to whom such Loan is made,
     (b) such Loan is a Domestic Loan,
     (c) [Reserved],
     (d) such Loan is pledged in accordance with the MFC Security Agreement or the MBC Security Agreement,
     (e) such Loan is made to an Eligible Client,
     (f) the representations, warranties and covenants contained in the MFC Security Agreement and the MBC Security Agreement are true and correct, and have been complied with, with respect to such Loan,
     (g) the Agent, on behalf of the Banks, has a perfected, first priority security interest in such Loan, and
     (h) such Loan is made in accordance with the credit policy in existence at the time of such Loan of the applicable Borrower.

     Notwithstanding the foregoing, no Loan shall be deemed to have satisfied the Eligibility Requirements if the Agent or the Required Banks believe that such Loan may not be paid in accordance with its original terms or are insecure for any reason, including, without limitation, because of the Eligible Client's financial inability to pay or because the Eligible Client has disputed the liability, asserted any right of set-off or has made a claim with respect to any other Loan made to such Eligible Client by the applicable Borrower, other than as a nominal adjustment in the ordinary course of business and in accordance with regular commercial practice.

     "Eligible Client" shall mean, on any date, any Client that meets all the
      ---------------
following criteria:

     (a) such Client is not an Affiliate of a Borrower or its Subsidiaries,

     (b) less than 50% of the Amount of all Loans to such Client constitute Delinquent Receivables Loans, and

     (c) the Amount of Loans to such Client in the aggregate does not exceed 20% of the applicable Borrower's Tangible Net Worth as of such date.

     "Eligible Commercial Loan" shall mean any Commercial Loan that satisfies
      ------------------------
the Eligibility Requirements and (a) that is secured by Eligible Equipment, Eligible Inventory, Eligible Real Estate or Eligible Receivables and (b) that is made to an Eligible Client that is an ongoing business concern; provided, that,
                                                                --------  ----
no Loan shall be an Eligible Commercial Loan (i) if a Borrower, in its reasonable business judgment, deems such Eligible Commercial Loan to be uncollectible or subject to classification as non-accruing and for which it has not made appropriate credits to its reserves, or (ii) if the Loan or accrued interest thereon is more than 60 days past due.

     "Eligible Equipment" of any Borrower shall mean Equipment in which a
      ------------------
perfected security interest has been obtained by such Borrower in accordance with its standard credit policy and underwriting criteria at such time to secure the obligations of a Client under a Loan by such Borrower to such Client, or in the case of a beneficial owner of such Client, to secure a guaranty which shall have been made by such beneficial owner guaranteeing such Loan, and the same has been assigned to the Agent, for the benefit of the Banks, pursuant to the MFC Security Agreement or MBC Security Agreement and the same is otherwise satisfactory to the Agent.

     "Eligible Inventory" of any Borrower shall mean Inventory in which a first
      ------------------
priority perfected security interest has been obtained by such Borrower to secure the obligations of a Client under a Loan by such Borrower to such Client, or in the case of a beneficial owner of such Client, to secure a guaranty which shall have been made by such beneficial owner guaranteeing such Loan, and the same has been assigned to the Agent, for the benefit of the Banks, pursuant to the MFC Security Agreement or the MBC Security Agreement. Notwithstanding the foregoing, Eligible Inventory does not include any of the following: (a) catalogs and other promotional materials of any kind; (b) work in process; (c) any returned items; (d) any damaged, defective or recalled items; (e) any obsolete items; (f) any items used as demonstrators, prototypes or salesmen's samples; (g) any items of inventory which have been consigned to a Client or as to which a Person claims a Lien; (h) any items of inventory which have been consigned by the Client to a consignee; (i) packing and shipping materials; (j) inventory located on premises leased by the Client from a landlord with whom the applicable Borrower has not entered into a landlord's waiver on terms satisfactory to such Borrower; and (k) inventory which in the reasonable judgment of the applicable Borrower, in accordance with its standard criteria, is considered to be slow-moving or otherwise not merchantable. Eligible Inventory shall be valued at the lower of (a) cost, (b) market value, or (c) the valuation consistent with that employed in the preparation of the financial statements of the applicable Client.

     "Eligible Loans" shall mean any Loan that constitutes or comprises either
      --------------
an Eligible Medallion Loan or Eligible Commercial Loan.

     "Eligible Medallion Loan" shall mean any Medallion Loan that satisfies the
      -----------------------
Eligibility Requirements and (a) that is secured by Medallion Rights and (b) that is made to an Eligible Client that is an ongoing business concern;

provided, that, no Loan shall be an Eligible Medallion Loan (i) if a Borrower,
--------  ----
in its reasonable business judgment, deems such Eligible Medallion Loan to be uncollectible or subject to classification as non-accruing and for which it has not made appropriate credits to its reserves, or (ii) if the Loan or accrued interest thereon is more than 60 days past due.

     "Eligible Real Estate" of either Borrower shall mean Real Property in which
      --------------------
a mortgage interest has been obtained (and continuously maintained) by such Borrower to secure the obligations of the Client under a Loan by such Borrower to such Client, or in the case of a beneficial owner of such Client, to secure a guaranty which shall have been made by such beneficial owner guaranteeing the Loan, and assigned to the Agent, for the benefit of the Banks, pursuant to a Mortgage Assignment.

     "Eligible Receivables" of either Borrower shall mean Receivables (i) that
      --------------------
are reasonably determined in good faith to be eligible by such Borrower, (ii) that arise in the ordinary course of a Person's business, (iii) that are net of credits, rebates, offsets, holdbacks or adjustments and (iv) in which a first priority perfected security interest has been obtained by such Borrower to secure the obligations of such Person under a Loan by such Borrower to such Person, or in the case of a beneficial owner of such Client, to secure a guaranty which shall have been made by such beneficial owner guaranteeing such Loan, and the same has been assigned to the Agent, for the benefit of the Banks, pursuant to the MFC Security Agreement or the MBC Security Agreement. Notwithstanding the foregoing, no Receivable shall be an Eligible Receivable

          (a) if payment with respect to any amount due in connection therewith is not made within 90 calendar days after such payment was originally due (without regard to any stated grace period);

          (b) to the extent that such Receivable is subject to any offset, discount, counterclaim, contra-account or any other defense of any kind or character; or

          (c) if the Agent or the Required Banks believe that such Receivable may not be paid in accordance with its original terms or are insecure for any reason, including, without limitation, because of the Account Debtor's bankruptcy, death, incapacity or financial inability to pay or because the Account Debtor has disputed the liability, asserted any right of set-off or has made a claim with respect to any other Receivable payable by such Account Debtor to such Client, other than as a nominal adjustment in the ordinary course of business and in accordance with regular commercial practice.

     "Equipment" shall mean all machinery, equipment, fixtures, vehicles, office
      ---------
equipment, furniture, furnishings, inventories, supplies, computer equipment, and all other equipment whatsoever, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in
Section 9-109(2) of the UCC and all products, profits, rents and proceeds of any of the foregoing; all whether now owned or hereafter created or acquired.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "ERISA Affiliate" shall mean an entity, whether or not incorporated, which
      ---------------
controls, is controlled by, or is under common control with, either Borrower within the meaning of Section 4001 of ERISA.

     "ERISA Termination Event" shall mean (i) a Reportable Event, (ii) the
      -----------------------
withdrawal of either Borrower or any of its ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

     "Eurodollar Reserve Percentage" shall mean, with respect to the calculation
      -----------------------------
of the Adjusted LIBO Rate for any Interest Period, the percentage (expressed as a decimal) that is in effect on the date such calculation is made, as prescribed by the Board for determining the maximum reserve requirement (including without limitation any basic, marginal, special, supplemental or emergency reserves and determined without benefit of any credits for proration, exceptions, or offsets that may be available from time to time) for a member bank of the Federal Reserve System applicable to Eurocurrency funding by such member bank, currently referred to as "Eurocurrency liabilities" in Regulation D of the Board (or in respect of any other category of liabilities, which includes deposits by reference to which the interest rate on LIBO Rate Loans is determined, or any category of extensions of credit or other assets, including loans by a non-United States office of any Bank to United States residents).

     "Event of Default" shall mean any of the events specified in Section 9.l
      ----------------
hereof.

     "Exposure Percentage" shall mean as of any date and with respect to the
      -------------------
Swing Line Lender or any Bank, as the case may be, a fraction the numerator of which is the Exposures on such date of the Swing Line Lender or such Bank, as applicable, and the denominator of which is the aggregate Exposures on such date of the Swing Line Lender and all Banks.

     "Exposures" shall mean, as of any date, with respect to the Swing Line
      ---------
Lender or any Bank, as the case may be, and, as the context requires, the Revolving Credit Loans, Swing Line Loans and/or Term Loans (each a "Loan Type"), an amount equal to (i) the outstanding principal amount on such date of all loans of such Loan Type owed to such Bank, plus (ii) with respect to the Swing
                                           ----
Line Lender only and only when the Loan Type is a Swing Line Loan, the excess of
(a) the outstanding principal amount on such date of all Swing Line Loans, over
(b) all payments made to the Swing Line Lender by the Borrowers and the Banks in repayment thereof or participation therein, as the case may be, plus (iii) with
                                                                ----
respect to each Bank, the excess of (a) the aggregate sum of all payments by such Bank in participation of the Swing Line Loans, over (b) all reimbursements of such Bank in respect thereof.

     "Facility Fee" shall mean the fee required to be paid pursuant to Section
      ------------
3.1 hereof.

     "Federal Funds Rate" shall mean, for any day, a rate per annum (expressed
      ------------------
as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that, (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding

Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by the Agent.

     "Fee Letter" shall mean that certain letter agreement between MFC and the
      ----------
Agent dated as of July 31, 1998.

     "Fixed Rate Loan shall mean any LIBO Rate Loan and/or any Cost of Funds
      ---------------
Loan and/or any Negotiated Rate Loan.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America as in effect from time to time.

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof and any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government, and any corporation or other entity owned or controlled (through ownership of Capital Stock or otherwise) by any of the foregoing.

     "Guaranteed Obligations" shall mean the obligation of Medallion Funding to
      ----------------------
pay to the SBA on September 1, 1999 in respect of the SBA Debt a principal amount not in excess of $20,000,000 together with interest thereon accrued through the date of payment and prepayment penalties (if any) due pursuant to the terms of the SBA Debt.

     "Guaranty and Security Agreement" shall mean the Guaranty and Security
      -------------------------------
Agreement dated the Original Effective Date, between BL, as guarantor, and the Agent for the benefit of the Banks and the Swing Line Lender, substantially in the form of Exhibit K to the Original Agreement, as the same may be amended or
            ---------
supplemented from time to time.

     "Hazardous Materials" shall mean and include, without limitation, gasoline,
      -------------------
petroleum products, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous or toxic substance by any Federal, state or local environmental law, ordinance, rule or regulation.

     "Indebtedness" of a Person shall mean and include, without duplication, (i)
      ------------
all items which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date Indebtedness of such Person is to be determined, other than dividends on Capital Stock declared but not paid to the extent such dividends are not Restricted Payments, (ii) any liability secured by any Lien on property owned or acquired by such Person, whether or not such liability shall have been assumed by such Person, and (iii) guaranties, endorsements (other than for collection in the ordinary course of business), reimbursement obligations in respect of undrawn letters of credit and other contingent obligations of such Person in respect of the obligations of others.

     "Independent Public Accountants" shall mean Arthur Andersen & Co. or such
      ------------------------------
other nationally recognized firm of independent certified public accountants selected by the Borrowers.

     "Initial Revolving Credit Loan" shall mean the Revolving Credit Loan or
      -----------------------------
Revolving Credit Loans made by the Banks to either or both of the Borrowers on the Restatement Effective Date.

     "Initial Term" shall mean the period from and including the Restatement
      ------------
Effective Date to and including June 26, 2000.

     "Instrument of Adherence" shall have the meaning set forth in Section 12.2
      -----------------------
hereof.

     "Intercompany Demand Loan Collateral" shall mean all of the Loans,
      -----------------------------------
Underlying Collateral and other property now or hereafter securing payment of the Intercompany Demand Note.

     "Intercompany Demand Loan Documents" shall mean the Intercompany Demand
      ----------------------------------
Note, the Intercompany Demand Loan Security Documents and each other document, instrument and agreement executed pursuant to or in connection with any of the foregoing, each as amended, supplemented or modified from time to time, as pledged to the Agent pursuant to the MFC Security Agreement and/or the Guaranty and Security Agreement.

     "Intercompany Demand Loan Security Documents" shall mean the security
      -------------------------------------------
documents executed by BL in favor of MFC in order to grant MFC a first Lien in the Intercompany Demand Loan Collateral.

     "Intercompany Demand Note" shall mean one or more negotiable demand
      ------------------------
promissory notes made by BL to the order of MFC evidencing loans by MFC to BL, substantially in the form of Exhibit L to the Original Agreement.

     "Interest Expense" shall mean, for any period, all interest paid or
      -----------------
scheduled to be paid (including amortization of original issue discount and non-cash interest payments or accruals and the interest component of leases that, in accordance with GAAP, are capitalized leases) by either Borrower or any of its Subsidiaries during such period on Indebtedness of either Borrower or any of such Subsidiaries (determined on a consolidated basis).

     "Interest Period" shall have the meaning set forth in Section 2.2(d)
      ---------------
hereof.

     "Inventory" shall mean, with respect to any Person, all goods held by such
      ---------
Person for sale or lease by such Person, or to be furnished under contracts of service, in each case in the ordinary course of such Person's business.

     "Inventory Loans" shall mean Loans secured in whole or in part by
      ---------------
Inventory.

     "Investment" in any Person shall mean any loan, advance, or extension of
      ----------
credit to or for the account of; any guaranty, endorsement or other direct or indirect contingent liability in connection with the obligations, Capital Stock or dividends of; any ownership, purchase or acquisition of any assets, business, Capital Stock, obligations or securities of; or any other interest in or capital contribution to; such Person, but shall not include (a) any Loan, (b) any Investment permitted by Section 8.14 hereof and (c) any Portfolio Purchase.

     "LIBO Base Rate" shall mean, with respect to any Interest Period, the rate
      --------------
reported by the Agent as the rate per annum (rounded to the nearest 1/100 of 1.00% or, if there is no nearest 1/100 of 1.00%, then to the next higher 1/100 of 1.00%) at which deposits in Dollars are offered by Fleet or any of its Affiliates to prime commercial banks in the London interbank market at approximately 11:00 a.m., prevailing New York time (or as soon thereafter as practicable), or, if Fleet is not making offers in the London interbank market, at a rate quoted as "London Eurodollar deposits 11:00 hours offered side," currently shown on Telerate Page 3750 or subsequent page, or if such quotation is no longer available, such other similar quotation for Eurodollar deposits as the Agent and the Borrowers reasonably agree, on the second Banking Day prior to the commencement of such Interest Period, in an amount comparable to the principal amount of the LIBO Rate Loan and having a scheduled maturity comparable to such Interest Period (as set forth in the Loan Request) for delivery in immediately available funds on the first day of such Interest Period.

     "LIBO Rate Loan" shall mean a Revolving Credit Loan or Term Loan bearing
      --------------
interest during an Interest Period applicable to such Revolving Credit Loan or Term Loan at a fixed rate of interest determined by reference to the Adjusted LIBO Rate plus the applicable margin as specified in Section 2.2(c)(i) hereof in the case of a Revolving Credit Loan and as specified in Section 2.2(c)(iii) hereof in the case of a Term Loan.

     "Lien" shall mean any interest in property securing an obligation owed to a
      ----
Person, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's, carriers' and other similar encumbrances, affecting property.

     "Loan" shall mean any loan or advance made in the ordinary course of
      ----
business by a Borrower (which for purposes of this definition shall include those acquired pursuant to a Portfolio Purchase that is permitted pursuant to the terms of this Agreement) to or for the account of any Client or customer of such Borrower, which loan, advance or extension of credit is permitted pursuant to the terms of this Agreement. Any loan, advance or extension of credit made at a different point in time than another loan, advance or extension of credit shall be deemed to be a separate and distinct Loan.

     "Loan Documents" shall mean and include this Agreement, the Revolving
      --------------
Credit Notes, the Term Notes, the Swing Line Note, the MFC Security Agreement, the MBC Security Agreement, any Mortgage Assignment, the Borrower Financing Statements, the Borrowing Base Certificates. and each other document, instrument or agreement executed pursuant to, or in connection with, any Loan Document.

     "Loan Request" shall mean a request for one or more Revolving Credit Loans
      ------------
or Swing Line Loans or for the continuation or conversion of any Revolving Credit Loan, Term Loan or Swing Line Loan substantially in the form of Exhibit E
                                                                       ---------
hereto, executed by an Authorized Representative on behalf of a Borrower.

     "Material Adverse Effect" shall mean an event, action or condition
      -----------------------
affecting any Person or any of its properties or revenues that would (i) adversely affect the validity or enforceability of, or the authority of such Person to perform its obligations under, any of the Loan Documents to which it is a party, or (ii) materially adversely affect the business, operations, assets or condition (financial or otherwise) of such Person or the ability of such Person to perform its obligations under any of the Loan Documents to which it is a party or (iii) materially adversely affect the value of the Collateral.
Unless the context otherwise requires, any reference to Material Adverse Effect shall mean and refer to a Material Adverse Effect with respect to either Borrower.

     "Maturity" shall have the meaning set forth in Section 2.2(b) hereof.
      --------

     "MBC" shall mean Medallion Business Credit, LLC, a Delaware limited
      ---
liability company the sole member of which is MFC.

     "MBC Borrowing Base" shall mean, as determined pursuant to the most
      ------------------
recently required Borrowing Base Certificate

          (i) cash and Short Term Investments shown on MBC's balance sheet as of such date, plus
                   ----

          (ii) 83.3% of the aggregate outstanding principal balances of, plus accrued interest on, all of MBC's Eligible Medallion Loans from time to time outstanding that are Retained Loans, plus
                                               ----

          (iii) 75% of the aggregate outstanding principal balances of, plus accrued interest on, all of MBC's Eligible Commercial Loans from time to time outstanding that are Retained Loans;

     provided, that, if all or any part of any Loan would be excluded as an
     --------  ----
Eligible Commercial Loan or Eligible Medallion Loan under any of the provisions of this Agreement, then the entire outstanding principal amount of, plus accrued interest on, such Loan shall be excluded.

     "MBC Security Agreement" shall mean the Security Agreement dated the
      ----------------------
Restatement Effective Date, between MBC and the Agent for the benefit of the Banks and the Swing Line Lender, substantially in the form of Exhibit F hereto,
                                                              ---------
as the same may be amended or supplemented from time to time.

     "Medallion" shall mean the plate which displays the license number of a
      ---------
licensed Taxicab on the outside of the vehicle and which is issued by the New York City Taxi and Limousine

Commission, or by any other similar Governmental Authority for a jurisdiction other than New York City charged with the authority to issue licenses for the operation of Taxicabs.

     "Medallion Funding" shall mean Medallion Funding Corp., a New York
      -----------------
corporation which is a wholly owned Subsidiary of MFC.

     "Medallion Funding Debt" shall mean the outstanding amount owed by
      ----------------------
Medallion Funding to the SBA under the following notes to the SBA: a debenture dated September 26, 1990, in the original principal amount of $510,000; a debenture dated December 19, 1990, in the original principal amount of $640,000; a debenture dated September 23, 1992, in the original principal amount of $1,950,000; a debenture dated June 29, 1994, in the original principal amount of $900,000; a debenture dated March 29, 1995, in the original principal amount of $1,700,000 and a debenture dated September 27, 1995, in the original principal amount of $500,000;

     "Medallion Loans" shall mean Loans secured in whole or in part by Medallion
      ---------------
Rights.

     "Medallion Rights" shall mean, as to either Borrower, all license,
      ----------------
operating and/or subscription rights to Taxicab Medallion(s), and all license, operating and/or subscription rights evidenced by such Medallions, and all renewals thereof, in which a perfected security interest has been obtained by such Borrower to secure the Loan made by such Borrower to such Person, and assigned to the Agent, for the benefit of the Banks, pursuant to the MFC Security Agreement or the MBC Security Agreement, as the case may be.

     "MFC Borrowing Base" shall mean, as determined pursuant to the most
      ------------------
recently required Borrowing Base Certificate

          (i) cash and Short Term Investments shown on MFC's balance sheet as of such date, plus
                   ----

          (ii) 83.3% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Medallion Loans from time to time outstanding that are Retained Loans, plus
                                               ----

          (iii) 75% of the aggregate outstanding principal balances of, plus accrued interest on, all of MFC's Eligible Commercial Loans from time to time outstanding that are Retained Loans;

     provided, that, if all or any part of any Loan would be excluded as an
     --------  ----
Eligible Commercial Loan or Eligible Medallion Loan under any of the provisions of this Agreement, then the entire outstanding principal amount of, plus accrued interest on, such Loan shall be excluded.

     "MFC Security Agreement" shall mean the Security Agreement dated the
      ----------------------
Original Effective Date, between MFC and the Agent for the benefit of the Banks and the Swing Line Lender, substantially in the form of Exhibit F to the
                                                        ---------
Original Agreement, as the same may be amended or supplemented from time to time.

     "Mortgage Assignment" shall mean a Mortgage Assignment between a Borrower
      -------------------
and the Agent for the benefit of the Banks, in such form as the Agent shall determine as necessary or desirable under the law applicable to the property covered by such Mortgage Assignment, delivered from time to time by such Borrower to the Agent as contemplated by the definition of "Eligible Real Estate."

     "Multiemployer Plan" shall mean a Plan that is a multiemployer plan as
      ------------------
defined in Section 4001(a)(3) of ERISA.

     "Negotiated Rate" shall mean with respect to each Swing Line Loan, the rate
      ---------------
per annum equal to, (i) at all times during the period, if any, commencing on the date of delivery of a notice of an Event of Default by the Agent to the Banks with respect to such Swing Line Loan and terminating on the date on which such Event of Default shall no longer be continuing, the Prime Rate, and (ii) at all other times, the rate agreed to by the Borrower borrowing such Swing Line Loan and the Swing Line Lender in accordance with Section 2.2(c)(ii) as the interest rate that such Swing Line Loan shall bear.

     "Negotiated Rate Loan" shall mean any Swing Line Loan that bears interest
      --------------------
at a Negotiated Rate.

     "Net Realized Loss" as to any Loan shall mean the gross realized loss (as
      -----------------
determined by GAAP) with respect to such Loan minus actual cash recoveries with respect to such Loan.

     "New Bank" shall have the meaning set forth in Section 12.2 hereof.
      --------

     "1940 Act" shall mean the Investment Company Act of 1940, as amended.
      --------

     "Note(s)" or "Revolving Credit Note(s)" or "Swing Line Note(s)" or "Term
      -------      ------------------------      ------------------      ----
Notes" shall mean the promissory note(s) of the Borrowers referred to in
-----
Sections 2.2 and 12.2 hereof and shall include any replacement(s) therefor issued pursuant to Section 10.18 or 12.1 hereof.

     "Original Effective Date" shall mean July 31, 1998.
      -----------------------

     "Participant" or "Participants" shall mean any Person, including a Bank,
      -----------      ------------
that pursuant to the terms of this Agreement, buys a participation in any of the Indebtedness owing in connection with the Loan Documents.

     "Payments" shall have the meaning set forth in Section 3.2 hereof.
      --------

     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any
      ----
successor thereto.

     "Percentage" of each Bank shall mean, at any particular time, the
      ----------
percentage designated as such for such Bank on Exhibit A hereto, as adjusted
                                               ---------
from time to time pursuant to Section 12.1(d) and/or 2.4 (b) hereof.

     "Permitted Debt" shall mean (i) all unsecured Indebtedness of a Borrower
      --------------
owed to the Permitted Lenders and (ii) Indebtedness of MFC in respect of the Guaranteed Obligations pursuant to the SBA Guaranty.

     "Permitted Lenders" shall mean the financial institutions approved from
      -----------------
time to time by the Required Banks, which approval will not be unreasonably withheld.

     "Permitted Liens" shall having the meaning set forth in Section 8.1 hereof.
      ---------------

     "Person" or "person" shall mean any individual, partnership, firm,
      ------      ------
corporation, limited liability company, association, joint venture, trust or other entity, or any Governmental Authority.

     "Plan" shall mean, as to either Borrower, at any particular time, any
      ----
employee benefit plan which is covered by ERISA and in respect of which such Borrower or an ERISA Affiliate is (or, if such plan were terminated at such time, under Section 4069 of ERISA would be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Portfolio Purchase" shall mean, as to either Borrower, any purchase or
      ------------------
acquisition by such Borrower, whether for cash, for stock, pursuant to financing or otherwise, of any assets, business, Capital Stock, obligations or securities of, any Person; or other interest in or capital contribution to, any Person that results in, or would result in (after taking into account the applicable Portfolio Purchase), such Borrower having any additional Loans.

     "Prime Rate" shall mean the annual rate of interest designated by Fleet
      ----------
from time to time as its "prime rate" in effect at its principal office. The Prime Rate is determined as a means of pricing for United States based customers and is not directly fixed to any external rate of interest or index, nor is it necessarily the lowest rate of interest charged by Fleet at any given time for any particular class of customers or credit extensions.

     "Prime Rate Loan" shall mean, as of any date of determination, a Revolving
      ---------------
Credit Loan, Swing Line Loan or Term Loan bearing interest, as of such date of determination, at a variable rate of interest determined by reference to the Prime Rate.

     "Principal Payments" shall have the meaning set forth in Section 2.5(b)
      -------------------
hereof.

     "Prohibited Transaction" shall have the meaning set forth in Section 406 of
      ----------------------
ERISA or Code Section 4975.

     "Property" shall mean all Equipment, Real Property or other real or
      --------
personal property, tangible or intangible, owned or operated by a Borrower.

     "Real Estate Loans" shall mean Loans that are secured in whole or in part
      -----------------
by Real Property.

     "Real Property" shall mean real property of a Person or an ultimate
      -------------
beneficial owner of such Person or machinery or Equipment of such Person or beneficial owner forming a part of, or affixed to, such real property.

     "Receivables" shall mean, with respect to any Person, all present and
      -----------
future rights to payment for goods sold or leased or for services rendered by such Person whether or not evidenced by an instrument or chattel paper.

     "Receivables Loans" shall mean Loans secured in whole or in part by
      -----------------
Receivables.

     "Reportable Event" shall mean any of the events set forth in Section
      ----------------
4043(b) of ERISA, other than those events as to which the 30-day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. 2615.

     "Renewal Term" shall have the meaning set forth in Section 2.10(b) hereof.
      ------------

     "Required Banks" shall mean, as of any date of determination, the Agent and
      --------------
such Bank or Banks as have Revolving Credit Commitments or Term Loans outstanding in excess of 51% of the sum of the Aggregate Revolving Credit Commitment plus all Term Loans then outstanding.

     "Restatement Effective Date" shall mean June 29, 1999, provided that (i)
      --------------------------
counterparts of this Agreement executed and delivered by the parties hereto shall have been received by the Agent and (ii) the conditions precedent set forth in Article V hereof shall have been satisfied or waived in writing by all of the Banks.

     "Restricted Investment" shall mean any Investment, to the extent it does
      ---------------------
not constitute a Short Term Investment.

     "Restricted Payment" shall mean, with respect to either Borrower, any of
      -------------------
the following when paid (or when the proceeds of which are paid) to any Person during the continuance of any Default or Event of Default: (i) the payment of any dividend on or any distribution in respect of any Capital Interests of such Borrower (other than the payment of Dividends required to be paid in order to avoid the imposition of income taxes pursuant to the Code, or, for so long as such Borrower is a registered investment company under the 1940 Act, the payment of such Dividends as may be required by the 1940 Act), (ii) any defeasance, redemption, repurchase or other acquisition or retirement for value prior to scheduled maturity of any Indebtedness ranked pari passu or subordinate in right
                                              ---- -----
of payment to the Revolving Credit Notes, Swing Line Note or the Term Notes or of any Indebtedness having a maturity date subsequent to the maturity of the Revolving Credit Notes, Swing Line Note or the Term Notes (other than Permitted
Debt), (iii) the redemption, repurchase, retirement or other acquisition of any Capital Stock of such Borrower or of any warrants, rights or options to purchase or acquire any Capital Stock of such Borrower, (iv) any expenditure or the incurrence of any liability to make any expenditure for any Restricted Investment, (v) the payment of any principal of, interest on, or any amounts due in respect of, any Indebtedness not permitted by Section 8.2 hereof, and (vi) the payment of any principal of, or interest on, or any other amounts due in respect of, any Subordinated Debt,

     "Retained Loans" as to either Borrower shall mean the percentage of each
      --------------
Eligible Loan not granted by such Borrower to any other Person as a participation in the principal amount and accrued interest of such Eligible Loan.

     "Revolving Credit Commitment" of a Bank shall mean, as of any date of
      ---------------------------
calculation, an amount equal to the product of such Bank's Percentage times the Aggregate Revolving Credit Commitment.

     "Revolving Credit Commitment Period" at any date shall mean with respect to
      ----------------------------------
any Bank, the period from and including the Restatement Effective Date to, but excluding, the Term-Out Date with respect to such Bank's Revolving Credit Commitment.

     "Revolving Credit Exposure" shall mean with respect to any Bank as of any
      -------------------------
date, the sum as of such date of (i) the outstanding principal amount of such Bank's Revolving Credit Loans and (ii) such Bank's Swing Line Exposure.

     "Revolving Credit Loan" shall mean a loan or advance made pursuant to
      ---------------------
Section 2.1(a) hereof.

     "Revolving Credit Loans" shall mean, collectively, the Revolving Credit
      ----------------------
Loans from time to time outstanding and unpaid.

     "Revolving Credit Obligations" shall have the meaning set forth in Section
      -----------------------------
2.10(b) hereof.

     "Satisfactory Subordinated Debt" shall mean Subordinated Debt; provided,
      ------------------------------                                --------
that, no such Subordinated Debt shall be deemed Satisfactory Subordinated Debt
----
unless and until the Agent has provided written notice to the Borrowers that same shall be deemed Satisfactory Subordinated Debt for purposes of this Agreement.

     "SBA" shall mean the Small Business Administration.
      ---

     "SBA Debt" shall mean the Edwards Debt, the TCC Debt and the Medallion
      --------
Funding Debt in an aggregate principal amount as of the date of the Second Amendment of $31,090,000 as set forth in greater detail on Schedule I to the Second Amendment.

     "SBA Guaranty" shall mean that certain Guaranty Agreement dated as of June
      ------------
1, 1999 by and between MFC and the SBA relating to the Guaranteed Obligations.

     "SBA Regulations" shall mean the regulations set forth at 13 CFR 107
      ---------------
implementing the SBI Act, as the same may be amended from time to time, and all related guidelines, directives, treaties and interpretations thereof by any Governmental Authority charged with the administration or interpretation thereof.

     "SBI Act" shall mean Title III of the Small Business Investment Act of
      -------
1958, as amended, 15 U.S.C. 681 et seq.
                                ------

     "Scheduled Swing Line Commitment Termination Date" shall mean the fifth
      ------------------------------------------------
Business Day preceding the Term-Out Date.

     "Second Amendment" shall mean Amendment Number Two to Loan Agreement, dated
      ----------------
as of June 1, 1999, among MFC, the Banks, the Swing Line Lender and the Agent, relating to the Original Agreement.

     "Security Documents" shall mean the MFC Security Agreement, the MBC
      ------------------
Security Agreement, any Mortgage Assignment, the Borrower Financing Statements and each other document, instrument or agreement executed pursuant to, or in connection with, any of the foregoing.

     "Senior Debt" shall mean all Indebtedness of either or both of the
      -----------
Borrowers other than Subordinated Debt.

     "Short Term Investment" shall mean an Investment in (i) direct obligations
      ---------------------
of the United States of America; (ii) negotiable certificates of deposit issued by, or negotiable bankers' acceptances (eligible for discount at Federal Reserve Banks) of, or repurchase agreements in respect of obligations described in clause (i) with, any bank or trust company organized under the laws of the United States of America or any State thereof having capital and surplus of not less than $250,000,000; and (iii) readily marketable commercial paper which, at the time of acquisition, is rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investor Services, Inc.; provided, that all of such
                                           --------  ----
Investments described in clauses (i), (ii) and (iii) shall be payable in Dollars and shall mature within twelve months after the date of acquisition thereof.

     "Single Employer Plan" shall mean any Plan which is covered by Title IV of
      --------------------
ERISA, but is not a Multiemployer Plan.

     "Solvent" shall mean, as to any Person, that such Person has capital
      -------
sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature and owns property having a value both at fair valuation and at present fair saleable value, greater than the amount required to pay its debts (including contingencies).

     "Subordinated Debt" shall mean all Indebtedness of either or both of the
      -----------------
Borrowers for borrowed money that is subordinated to the Revolving Credit Loans, Swing Line Loans and the Term Loans on terms that are, and pursuant to a form of subordination that is, acceptable in form and substance to the Agent and the Required Banks.

     "Subsidiary" or "Subsidiaries" of a Borrower shall mean any corporation or
      ----------      ------------
entity more than 50% of the outstanding Voting Interests (or similar rights to the extent the Subsidiary is not a corporation) of which is at the time owned, directly or indirectly, by such Borrower and/or by one or more of its Subsidiaries; provided, however, that the term "Subsidiary" shall be deemed to
                                                ----------
exclude all Subsidiaries the Tangible Net Worth of which constitutes less than 5% of the Tangible Net Worth of such Borrower.

     "Super-majority Banks" shall mean, as of any date of determination, the
      --------------------
Agent and such Bank or Banks as have Revolving Credit Commitments or Term Loans outstanding equal to or in excess of 75% of the sum of the Aggregate Revolving Credit Commitment plus all Term Loans then outstanding.

     "Swing Line Commitment" shall mean the undertaking of the Swing Line Lender
      ---------------------
during the Swing Line Commitment Period to make Swing Line Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not in excess of the Swing Line Commitment Amount, and the commitment of the Banks to participate therein as set forth in Section 2.1(c), as the same may be adjusted from time to time pursuant to Sections 2.4 and ARTICLE 12.

     "Swing Line Commitment Amount" shall mean $5,000,000.
      ----------------------------

     "Swing Line Commitment Period" shall mean the period from the Restatement
      ----------------------------
Effective Date until the Swing Line Commitment Termination Date.

     "Swing Line Commitment Termination Date" shall mean the earlier of the
      --------------------------------------
Business Day immediately preceding the Scheduled Swing Line Commitment Termination Date or such other date upon which the Swing Line Commitment shall have been terminated in accordance with Section 2.4 or Section 9.1.

     "Swing Line Exposure" shall mean at any time, in respect of any Bank, an
      -------------------
amount equal to the aggregate outstanding principal amount of the Swing Line Loans at such time, multiplied by such Bank's Percentage at such time.
                    -------------

     "Swing Line Interest Period" shall mean with respect to any Swing Line Loan
      --------------------------
requested by a Borrower, the period commencing on the borrowing date with respect to such Swing Line Loan and ending not in excess of five days thereafter, as selected by such Borrower in the applicable Loan Request therefor, provided, however, that (i) if any Swing Line Interest Period would
          --------  -------
otherwise end on a day that is not a Business Day, such Swing Line Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would be a date on or after the Scheduled Swing Line Commitment Termination Date, in which event such Swing Line Interest Period shall end on the next preceding Business Day, and (ii) no Swing Line Interest Period shall end after the Scheduled Swing Line Commitment Termination Date. Interest shall accrue from and including the first day of a Swing Line Interest Period to, but excluding, the last day of such Swing Line Interest Period.

     "Swing Line Loan" and "Swing Line Loans" shall have the meaning set forth
      ---------------       ----------------
in Section 2.1(c).

     "Swing Line Maturity Date" shall mean the Scheduled Swing Line Commitment
      ------------------------
Termination Date, or such earlier date on which the Swing Line Loans shall become due and payable, whether by acceleration or otherwise.

     "Swing Line Participation Amount" shall have the meaning set forth in
      -------------------------------
Section 2.1(c)(iii).

     "Tangible Net Worth" shall mean, as to any Person on a consolidated basis,
      ------------------
the sum of capital surplus, earned surplus, capital stock and Satisfactory Subordinated Debt minus deferred charges, intangibles, treasury stock, all determined in accordance with GAAP consistently applied.

     "Taxicab" shall mean a motor vehicle carrying passengers for hire, duly
      -------
licensed as a taxicab by the New York City Taxi and Limousine Commission, or any other Governmental Authority for a jurisdiction other than New York City, and permitted to accept hails from passengers in the street.

     "TCC Debt" shall mean the outstanding amount owed by Medallion Funding to
      --------
the SBA under a debenture dated as of June 24, 1992, originally given by Transportation Capital Corp., a New York corporation (which merged with and into Medallion Funding), to the SBA in the original principal amount of $5,600,000.

     "Term Loan" shall mean a loan or advance pursuant to Section 2.1 (b)
      ---------
hereof.

     "Term Loans" shall mean, collectively, the Term Loans from time to time
      ----------
outstanding and unpaid.

     "Term Loan Commitment" shall mean, in respect of any Bank, its commitment,
      --------------------
pursuant to Section 2.1(b) hereof, to make a Term Loan to each Borrower on such Bank's Term-Out Date equal to the principal amount of its Revolving Credit Loans then outstanding to such Borrower.

     "Termination Date" shall mean the earlier of (i) the date on which this
      ----------------
Agreement shall terminate in accordance with the provisions of Section 2.10 hereof or (ii) the Business Day, if any, on which all of the Revolving Credit Commitments are terminated in accordance with Section 2.4 or 9.1 hereof.

     "Term Loan Period" shall mean, with respect to each Term Loan, the period
      -----------------
from the Term-Out Date with respect to the Revolving Credit Loan or Loans replaced by such Term Loan through the date of such Term Loan's Maturity.

     "Term-Out Date" shall mean, with respect to each Revolving Credit Loan,
      -------------
June 26, 2000, subject, however, in each case, to the renewal provisions set forth in Section 2.10 hereof.

     "Total Adjusted Liabilities" shall mean, as of any date of calculation, the
      --------------------------
aggregate unconsolidated outstanding Indebtedness of MFC as of such date plus
                                                                         ----
the aggregate unconsolidated outstanding Indebtedness of MBC (excluding, in each case, intercompany Indebtedness among any of MFC, MBC or any Subsidiary or Affiliate of either) as of such date, each determined in accordance with GAAP.

     "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial
      ---
Code as then in effect in that jurisdiction.

     "Underlying Collateral" shall mean, as to either Borrower, all of such
      ---------------------
Borrower's rights with respect to, or interest in, any and all present and future Medallion Rights, Equipment,

Inventory, Real Property, Receivables, machinery, future accounts, accounts receivable, receivables, contracts, contract rights, general intangibles, books, desks, notes, bills, drafts, acceptances, choses in action, chattel paper, instruments, documents and other forms of obligations and property, real, personal or mixed, tangible or intangible, at any time owing to or owned by any Client to whom such Borrower has made a Loan, or any guarantor of such Client.

     "Voting Interests" shall mean securities, as defined in Section 2(1) of the
      ----------------
Securities Act of 1933, as amended, of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of the corporate directors (or Persons performing similar functions). References in this Agreement to percentages of Voting Interests, unless otherwise noted, refer to percentages of votes to which such Voting Interests are entitled in the election of corporate directors (or Persons performing similar functions) rather than to the number of shares.

     "Year 2000 Issue" shall mean failure of computer software, hardware and
      ---------------
firmware systems and equipment containing embedded computer chips to properly receive, transmit, process, manipulate, store, retrieve, re-transmit or in any other way utilize data and information due to the occurrence of the year 2000 or the inclusion of dates on or after January 1, 2000.

     Section 1.2  Other Definitional Provisions.
     -----------  -----------------------------

     (a) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa.

     (b) The words "hereof," "hereby," "herein," and "hereunder" and words of
                    ------    ------    ------        ---------
similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement, the term "hereafter" shall mean after, and the term "heretofore" shall mean before, the
 ---------                                  ----------
date of this Agreement, and "Article," "Section," "Schedule," "Exhibit," "Annex"
                             -------    -------    --------    -------    -----
and like references are to this Agreement unless otherwise specified.

     (c) Any defined term which relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof and hereof.

     (d) References in this Agreement to particular sections of the Code, ERISA or any other legislation shall be deemed to refer also to any successor sections thereto or other redesignations for codification purposes.

     (e) All terms defined in the UCC and not otherwise defined or modified herein shall have the same respective meanings as are given to such terms in the UCC.

     ARTICLE 2 AMOUNT AND TERMS OF REVOLVING CREDIT LOANS

     Section 2.1  Commitments and Loans.
     -----------  ---------------------

     (a) Revolving Credit Loans.  Subject to the terms and conditions and
         ----------------------
relying upon the representations, warranties and covenants herein set forth, each Bank severally (and not jointly) agrees to make one or more Revolving Credit Loans to each Borrower from time to time during the Revolving Credit Commitment Period in an aggregate amount at any one time outstanding not to exceed for both Borrowers such Bank's Revolving Credit Commitment. During the Revolving Credit Commitment Period, the Borrowers may borrow, prepay and re-borrow the Revolving Credit Loans, all in accordance with the terms and conditions hereof; provided, however, that immediately after giving effect
                   --------  -------
thereto, (i) such Bank's Revolving Credit Exposure shall not exceed such Bank's Revolving Credit Commitment, (ii) the aggregate unpaid balance of all Swing Line Loans to MFC plus the aggregate unpaid balance of all Revolving Credit Loans to
             ----
MFC plus the aggregate unpaid balance of all Term Loans to MFC shall not exceed
    ----
the MFC Borrowing Base, (iii) the aggregate unpaid balance of all Swing Line Loans to MBC plus the aggregate unpaid balance of all Revolving Credit Loans to
             ----
MBC plus the aggregate unpaid balance of all Term Loans to MBC shall not exceed
    ----
the MBC Borrowing Base, (iv) the aggregate unpaid balance of all Swing Line Loans to the Borrowers plus the aggregate unpaid balance of all Revolving Credit
                       ----
Loans to the Borrowers shall not exceed the Aggregate Revolving Credit Commitment and (v) the aggregate unpaid balance of all Swing Line Loans to the Borrowers plus the aggregate unpaid balance of all Revolving Credit Loans to the
          ----
Borrowers made by the Swing Line Lender shall not exceed the Revolving Credit Commitment of the Swing Line Lender.

     (b) Term Loan Commitments. Subject to the terms and conditions and relying
         ---------------------
upon the representations, warranties and covenants herein set forth, each Bank severally (and not jointly) agrees to make a Term Loan to each Borrower on the Term-Out Date in a principal amount equal to the principal amount of its Revolving Credit Loan or Loans outstanding on such Term-Out Date to such Borrower; provided, that immediately after making each Term Loan (i) the
          --------  ----
aggregate unpaid balance of all Term Loans to the Borrowers shall not exceed the aggregate of the Term Loan Commitments of all the Banks, (ii) the aggregate unpaid balance of all Swing Line Loans to MFC plus the aggregate unpaid balance
                                              ----
of all Revolving Credit Loans to MFC plus the aggregate unpaid balance of all
                                     ----
Term Loans to MFC shall not exceed the MFC Borrowing Base, (iii) the aggregate unpaid balance of all Swing Line Loans to MBC plus the aggregate unpaid balance
                                              ----
of all Revolving Credit Loans to MBC plus the aggregate unpaid balance of all
                                     ----
Term Loans to MBC shall not exceed the MBC Borrowing Base, (iv) the aggregate unpaid balance of all Swing Line Loans to the Borrowers plus the aggregate
                                                        ----
unpaid balance of all Revolving Credit Loans to the Borrowers plus the aggregate
                                                              ----
unpaid balance of all Term Loans to the Borrowers shall not exceed the sum of the Aggregate Revolving Credit Commitment and the aggregate unpaid balance of all outstanding Term Loans and (v) the aggregate unpaid balance of all Swing Line Loans to the Borrowers plus the aggregate unpaid balance of all Revolving
                            ----
Credit Loans to the Borrowers made by the Swing Line Lender plus the aggregate
                                                            ----
unpaid balance of all Term Loans to the Borrowers made by the Swing Line Lender shall not exceed the sum of the Revolving Credit Commitment of the Swing Line Lender and the aggregate unpaid balance of all outstanding Term Loans of the Swing Line

Lender. The proceeds of each Term Loan to a Borrower shall be made available to such Borrower by such Bank on the applicable Term-Out Date by applying such proceeds directly to the payment of the amounts owing to such Bank with respect to such Bank's Revolving Credit Loans to such Borrower and the Aggregate Revolving Credit Commitment shall be reduced by an amount equal to the aggregate principal amount of such Term Loans. Prior to each Term Loan's Maturity, each Borrower may prepay (and is required to prepay) the Term Loans made to it, only in accordance with the provisions hereof, but thereafter may not reborrow amounts so prepaid.

     (c)  Swing Line Loans.
          ----------------

          (i) Subject to the terms and conditions hereof, the Swing Line Lender agrees to make swing line loans (each a "Swing Line Loan" and, collectively, the
                                         ---------------
"Swing Line Loans") to each Borrower in Dollars from time to time during the
 ----------------
Swing Line Commitment Period in an aggregate principal amount at any one time outstanding not to exceed for both Borrowers the Swing Line Commitment Amount, provided, however, that, immediately after making each Swing Line Loan, (v) the
--------  -------
aggregate unpaid balance of the Swing Line Loans to the Borrowers would not exceed the Swing Line Commitment Amount, (w) the aggregate unpaid balance of all Swing Line Loans to MFC plus the aggregate unpaid balance of all Revolving
                        ----
Credit Loans to MFC plus the aggregate unpaid balance of all Term Loans to MFC
                    ----
shall not exceed the MFC Borrowing Base, (x) the aggregate unpaid balance of all Swing Line Loans to MBC plus the aggregate unpaid balance of all Revolving
                        ----
Credit Loans to MBC plus the aggregate unpaid balance of all Term Loans to MBC
                    ----
shall not exceed the MBC Borrowing Base, (y) the aggregate unpaid balance of all Swing Line Loans to the Borrowers plus the aggregate unpaid balance of all
                                  ----
Revolving Credit Loans to the Borrowers shall not exceed the Aggregate Revolving Credit Commitment and (z) the aggregate unpaid balance of all Swing Line Loans to the Borrowers plus the aggregate unpaid balance of all Revolving Credit Loans
                 ----
made by the Swing Line Lender to the Borrowers shall not exceed the Revolving Credit Commitment of the Swing Line Lender. During the Swing Line Commitment Period, the Borrowers may borrow, prepay in whole or in part and reborrow under the Swing Line Commitment, all in accordance with the terms and conditions of this Agreement. No Swing Line Loan shall be made prior to the making of the first Revolving Credit Loans on the Restatement Effective Date.

          (ii) The Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when any Bank shall be in default of its obligations under this Agreement unless arrangements to eliminate the Swing Line Lender's risk with respect to such defaulting Bank's participation in such Swing Line Loan shall have been made for the benefit of the Swing Line Lender and such arrangements are in all respects satisfactory to the Swing Line Lender. The Swing Line Lender will not make any Swing Line Loan if the Agent or any Bank, by notice to the Swing Line Lender and the Borrowers no later than one Business Day prior to the borrowing date with respect to such Swing Line Loan, shall have determined that the conditions set forth in ARTICLE 5 have not been satisfied and such conditions remain unsatisfied as of the requested time of the making of such Swing Line Loan. Each Swing Line Loan shall be due and payable on the earlier to occur of the last day of the Swing Line Interest Period applicable thereto and the Swing Line Maturity Date.

          (iii) Upon (1) a request by the Swing Line Lender, (2) receipt by a Bank of notice of an Event of Default from the Agent, or (3) the acceleration of any loan or termination of the Revolving Credit Commitment, Term Loan Commitment or the Swing Line Commitment, each Bank shall purchase unconditionally, irrevocably, and severally (and not jointly) from the Swing Line Lender a participation in the outstanding Swing Line Loans (including accrued interest thereon) in an amount (the "Swing Line Participation Amount") equal to the
                            -------------------------------
product of its Percentage and the aggregate outstanding principal amount of the Swing Line Loans plus all accrued and unpaid interest thereon. Each Bank shall also be liable for an amount equal to the product of its Percentage and any amounts paid by a Borrower pursuant to this Section that are subsequently rescinded or avoided, or must be otherwise restored or returned. Such liabilities shall be absolute and unconditional and without regard to the occurrence of any Default or the compliance by the Borrowers with any of their obligations under the Loan Documents.

          (iv) In furtherance of this Section 2.1(c), upon the occurrence of any event set forth in Section 2.1(c)(iii) hereof, such Bank shall promptly make available its Swing Line Participation Amount to the Agent for the account of the Swing Line Lender at the applicable Agent Payment Office, in Dollars, and in immediately available funds. The Agent shall deliver the payments made by each Bank pursuant to the immediately preceding sentence to the Swing Line Lender promptly upon receipt thereof in like funds as received. Each Bank shall indemnify and hold harmless the Agent and the Swing Line Lender from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses resulting from any failure on the part of such Bank to pay, or from any delay in paying the Agent any amount such Bank is required to pay in accordance with this Section 2.1(c)(iv) (except in respect of losses, liabilities, actions, suits, judgments, demands, costs and expenses suffered by the Agent or the Swing Line Lender, as the case may be, resulting from the gross negligence or willful misconduct of the Agent or the Swing Line Lender, as the case may be), and such Bank shall be required to pay interest to the Agent for the account of the Swing Line Lender from the date such amount was due until paid in full, on the unpaid portion thereof, at a rate of interest per annum equal to the Federal Funds Rate payable upon demand by the Swing Line Lender. The Agent shall distribute such interest payments to the Swing Line Lender upon receipt thereof in like funds as received.

          (v) Whenever the Agent is reimbursed by a Borrower, for the account of the Swing Line Lender, for any payment in connection with Swing Line Loans and such payment relates to an amount previously paid by a Bank pursuant to this Section, the Agent will promptly pay over such payment to such Bank.

     Section 2.2 Revolving Credit, Term Loan and Swing Line Notes.
     ----------- ------------------------------------------------

     (a) (i) Revolving Credit Notes. The Revolving Credit Loans of each Bank to
             ----------------------
each Borrower shall be evidenced by a separate Revolving Credit Note of such Borrower, in substantially the form of Exhibit B hereto, payable to the order of
                                       ---------
such Bank and representing the obligation of such Borrower to pay the aggregate principal amount of the Revolving Credit Loans from time to time outstanding from such Bank to such Borrower, together with interest thereon. Each Bank is hereby authorized to endorse the date, amount and loan type of each Revolving Credit Loan, the

Interest Periods during which such Revolving Credit Loan is a Prime Rate Loan, a LIBO Rate Loan or a Cost of Funds Loan, and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by such Bank as required) annexed to and constituting a part of each of its Revolving Credit Notes, which endorsement shall constitute prima facie evidence
                                                           ----- -----
of the accuracy of the information so endorsed; provided, however, that the
                                                --------  -------
failure of any Bank to insert any such date or amount or other information on such schedule shall not in any manner affect the obligation of either Borrower to repay its Revolving Credit Loans in accordance with the terms of this Agreement.

          (ii)  Term Loan Notes. The Term Loan of each Bank to each Borrower
                ---------------
shall be evidenced by a separate Term Note of such Borrower, in substantially the form of Exhibit C hereto, payable to the order of such Bank and representing
            ---------
the obligation of such Borrower to pay the aggregate principal amount of the Term Loan from time to time outstanding from such Bank to such Borrower, together with interest thereon. Each Bank is hereby authorized to endorse the date, amount and loan type of each Term Loan, the Interest Periods during which such Term Loan is a Prime Rate Loan, LIBO Rate Loan or Cost of Funds Loan, and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by such Bank as required) annexed to and constituting a part of each of its Term Notes, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed;
           ----- -----
provided, however, that the failure of any Bank to insert any such date or
--------  -------
amount or other information on such schedule shall not in any manner affect the obligation of either Borrower to repay its Term Loans in accordance with the terms of this Agreement.

          (iii) Swing Line Note. The Swing Line Loans of the Swing Line Lender
                ---------------
to each Borrower shall be evidenced by a Swing Line Note of such Borrower, in substantially the form of Exhibit D, payable to the order of the Swing Line
                          ---------
Lender and representing the obligation of such Borrower to pay the aggregate principal amount of the Swing Line Loans from time to time outstanding from such Swing Line Lender to such Borrower, together with interest thereon. The Swing Line Lender is hereby authorized to endorse the date, amount and Swing Line Interest Period of each Swing Line Loan, and each payment or prepayment of principal thereof on the schedule (including additional pages thereto added by the Swing Line Lender as required) annexed to and constituting a part of each of its Swing Line Notes, which endorsement shall constitute prima facie evidence of
                                                         -----------
the accuracy of the information so endorsed; provided, however, that the failure
                                             --------  -------
of the Swing Line Lender to insert any such date or amount or other information on such schedule shall not in any manner affect the obligation of either Borrower to repay its Swing Line Loans in accordance with the terms of this Agreement.

     (b)  Date and Maturity of Each Note. The Swing Line Note of MFC and each
          ------------------------------
Revolving Credit Note issued by MFC on the Original Effective Date pursuant to the Original Agreement shall continue to be outstanding hereunder and shall, as of the Restatement Effective Date, be Notes governed by the terms of this Agreement. Each Note shall, except as otherwise provided in Section 12.1 or
12.2 hereof, be dated (A) the Original Effective Date, in the case of each Revolving Credit Note and the Swing Line Note of MFC to the Banks party to the Original Agreement, (B) the Restatement Effective Date, in the case of each Revolving Credit Note of MFC issued to any Bank which is party to this Agreement on the Restatement Effective Date, but was not party to the Original Agreement, (C) the Restatement Effective Date, in the case of each Revolving Credit Note and the Swing Line Note of MBC and (D) the applicable Term-Out Date, in the case of each Term Note issued in replacement of a Revolving Credit Loan, and shall be payable at its Maturity. For purposes of this Agreement, the term "Maturity" shall mean, with respect to
                                          --------
(i) any Revolving Credit Loan, the earliest of (A) the Term-Out Date for such Revolving Credit Loan, (B) the Termination Date and (C) any other date on which such Revolving Credit Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement, whether by required or optional prepayment, declaration, acceleration, or otherwise, (ii) with respect to any Swing Line Loan, on the earlier of (A) the date such Swing Line Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement whether by stated maturity, required or optional prepayment, declaration, acceleration, or otherwise, and (B) the Swing Line Commitment Termination Date and (iii) with respect to any Term Loan made by a Bank to replace its existing Revolving Credit Loans pursuant to Section 2.1(b) hereof, the earlier of (A) the first anniversary of the Term-Out Date applicable to such replaced Revolving Credit Loans and (B) any other date on which such Term Loan shall be or become due and payable, in whole or in part, in accordance with the terms of this Agreement, whether by required or optional prepayment, declaration, acceleration, or otherwise.

     (c)(i)   Interest Rate on the Revolving Credit Notes. Each Revolving Credit
              -------------------------------------------
Note shall bear interest, subject to the provisions of Section 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate elected by the Borrower issuing such Revolving Credit Note in accordance with the notice provisions set forth in Section 2.3 hereof equal to either (a) the Prime Rate, or (b) the Adjusted LIBO Rate plus the Applicable LIBO Margin; or (c) the Cost of Funds plus the Applicable Cost of Funds Margin. The rate of interest of each Revolving Credit Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

     (c)(ii)  Interest Rate on Swing Line Note.  Each Swing Line Note shall bear
              --------------------------------
interest, subject to the provisions of Section 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate equal to the Negotiated Rate for the applicable Swing Line Interest Period. The rate of interest of the Swing Line Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

     (c)(iii) Interest Rate on the Term Notes. Each Term Note shall bear
              -------------------------------
interest, subject to the provisions of Section 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate elected by the Borrower issuing such term Note in accordance with the notice provisions set forth in Section 2.3 hereof equal to either (a) the Prime Rate or
(b) the Adjusted LIBO Rate plus the Applicable LIBO Margin or (c) the Cost of Funds plus the Applicable Cost of Funds Margin.. The rate of interest of each Term Note shall be computed on the basis of a 360-day year for the actual number of days elapsed.

     (c)(iv)  Interest Rate after Maturity. The unpaid principal balance of each
              -----------------------------
Note shall bear interest from and including its Maturity until paid at the rate specified in Section 2.6 hereof.

     (d)  The Interest Period. The interest period (the "Interest Period") with
          -------------------                            ---------------
respect to (i) any Prime Rate Loan, shall be a period continued from day to day until terminated by the Borrower which borrowed such loan, such termination to be effective two business days after the selection of a LIBO Rate Loan or Cost of Funds Loan to replace such Prime Rate Loan, (ii) any LIBO Rate Loan, shall be a period of borrowing commencing on and including the date of advance or conversion and ending on the numerically corresponding date that is one, two, three, four, five or six months thereafter, as set forth in the Loan Request and
(iii) any Cost of Funds Loan, shall be a period of borrowing commencing on and including the date of advance or conversion and ending on the numerically corresponding date that is 30, 60, 90, 120, 150 or 180 days thereafter, as set forth in the Loan Request. Notwithstanding the foregoing:

          (A) in the case of a Fixed Rate Loan, (I) if the numerically corresponding date in the appropriate month is not a Banking Day, such Interest Period shall be extended to the next succeeding day that is a Banking Day; provided, that, in the case of LIBO Rate Loans if such day falls in the succeeding calendar month, such Interest Period shall end on the first preceding day that is a Banking Day and (II) if there is no numerically corresponding date in the appropriate month, such Interest Period shall end on the last Banking Day in such month,

          (B) in the case of any LIBO Rate Loan made on or after the Term-Out Date, the Interest Period shall be limited to a period of one month, and

          (C) in the case of any Cost of Funds Loan made on or after the Term-Out Date, the Interest Period shall be limited to a period of 30 days, and

          (D) in no case shall the Interest Period of either a Revolving Credit Loan or a Term Loan end on a date subsequent to such loan's Maturity.

     (e)  Payment of Interest. Interest accrued on each Revolving Credit Loan,
          -------------------
Swing Line Loan or Term Loan shall be payable, without duplication, on:

          (i)   the Maturity of such loan;

          (ii) with respect to any portion of any Revolving Credit Loan, Swing Line Loan or Term Loan repaid or prepaid pursuant to this Agreement, the date of such repayment or prepayment, as the case may be;

          (iii) with respect to the Swing Line Loans and with respect to any portion of the outstanding principal amount of Revolving Credit Loans and Term Loans maintained as Prime Rate Loans or Cost of Funds Loans, the first Business Day of each calendar month, payable monthly and in arrears, commencing with the first such date following the date of the making of such Revolving Credit Loans, Swing Line Loans or Term Loans as, or, with respect to Revolving Credit Loans and Term Loans, their conversion into, Prime Rate Loans;

          (iv) with respect to the portion of the outstanding principal amount of all Revolving Credit Loans or Term Loans maintained as LIBO Rate Loans, the last day of each applicable Interest Period and, in connection with any such Revolving Credit Loan having a four, five, or six-month Interest Period, the day that would be the last day of a three-month Interest Period commencing on the same day as such four, five, or six-month Interest Period commences; and

          (v) with respect to that portion of the outstanding principal amount of all Revolving Credit Loans or Term Loans that is converted to Prime Rate Loans, Cost of Funds Loans or LIBO Rate Loans on a day when interest otherwise would not have been payable pursuant to Section 2.2(c)(iii) or (iv), the date of such conversion.

     Section 2.3 Procedures Applicable to Borrowings and Conversions.
     ----------- ---------------------------------------------------

     (a)(i)  Revolving Credit Loans. Subject to the limitations applicable to
             ----------------------
Interest Periods for LIBO Rate Loans and to the provisions of Section 2.4(b) hereof, each Borrower may borrow Revolving Credit Loans on any Business Day (in the case of LIBO Rate Loans, on any Banking Day) during the Revolving Credit Commitment Period; provided, however, that such Borrower shall give the Agent
                   --------  -------
irrevocable written notice in the form of a Loan Request (which may be sent via teletransmission) substantially in the form of Exhibit E hereto, specifying the
                                               ---------
aggregate amount of the loan it is seeking as follows:

         (A) in the case of a borrowing of a Revolving Credit Loan as a Prime Rate Loan or Cost of Funds Loan, on or before 10:00 a.m., prevailing New York City time, on the first Business Day preceding the requested borrowing date, which borrowing date shall be a Business Day (or irrevocable oral notice on or before 10:00 a.m., prevailing New York City time, on such date, confirmed in a Loan Request (which may be sent via teletransmission) no later than 5:00 p.m., prevailing New York City time, on such first Business Day preceding such borrowing date; and

         (B) in the case of a borrowing of a Revolving Credit Loan as a LIBO Rate Loan, on or before 11:00 a.m., prevailing New York City time, on the third Banking Day preceding the first day of the requested Interest Period (or irrevocable oral notice on or before 11:00 a.m., prevailing New York City time, on such date, confirmed in a Loan Request (which may be sent via teletransmission) no later than 5:00 p.m., prevailing New York City time, on such third Banking Day preceding the first day of the requested Interest Period).

     If a Borrower furnishes a Loan Request to the Agent, but no election is made as to either the loan type or Interest Period to be applicable thereto, the Revolving Credit Loan will be made as a Prime Rate Loan. Each borrowing of a given loan type shall be in an aggregate principal amount, together with Revolving Credit Loans of the same loan type to be continued as such and Revolving Credit Loans of other loan types to be converted to such loan type on the same Business Day, of at least (x) $1,000,000 or any integral multiple of $100,000 in excess thereof in the case of LIBO Rate

Loans and Cost of Funds Loans and (y) $100,000 or any integral multiple of $50,000 in excess thereof in the case of Prime Rate Loans.

          (ii)  Term Loans. The date on which each Term Loan shall be made shall
                ----------
be the Term-Out Date applicable to the Revolving Credit Loan or Loans which such Term Loan shall replace. Each Term Loan shall, for its first Interest Period, be a Prime Rate Loan unless the Borrower borrowing such Term Loan gives irrevocable written notice to the Agent that it wants such loan, for its first Interest Period, to be a LIBO Rate Loan or Cost of Funds Loan. Such notice specifying a LIBO Rate Loan or Cost of Funds Loan must be received by the Agent on or before 11:00 a.m., prevailing New York City time, on the third Banking Day preceding the date on which such Term Loan is to be made (or irrevocable oral notice must be given on or before 11:00 a.m., prevailing New York City time, on such date, confirmed in writing (which may be sent via teletransmission) no later than 5:00 p.m., prevailing New York City time, on such third Banking Day preceding the date on which such Term Loan is to be made. Such first Interest Period shall continue until such Borrower has notified the Agent, in accordance with Section 2.3(c) hereof, of its selection of the next succeeding loan type and Interest Period. Within five Business Days after any Term Loan has been made, the Agent shall revise Exhibit A hereto to reflect the corresponding
                             ---------
reduction in the Aggregate Revolving Credit Commitment. Each Term Loan shall be as provided in Section 2.5(b) hereof.

          (iii) Swing Line Loans. Each Borrower may borrow under the Swing Line
                ----------------
Commitment on any Business Day during the Swing Line Commitment Period, provided that such Borrower shall notify the Agent and the Swing Line Lender (by telephone or facsimile confirmed promptly by the delivery to the Agent and the Swing Line Lender of a Loan Request manually signed by such Borrower) no later than 3:00 p.m. on the requested borrowing date, specifying a) the aggregate principal amount to be borrowed under the Swing Line Commitment, b) the requested borrowing date, and c) the amount of, and the length of the Swing Line Interest Period for, each Swing Line Loan. The Swing Line Lender will then, subject to its determination that the terms and conditions of this Agreement have been satisfied, make the requested amount available, in Dollars and in immediately available funds, promptly on that same day, to the Agent at the applicable Agent Payment Office who, thereupon, will promptly make such amount available to such Borrower at the such Agent Payment Office, in Dollars, and in immediately available funds. Each borrowing of Swing Line Loans shall be in an aggregate principal amount equal to $100,000 or such amount plus an integral multiple of $50,000 in excess thereof or, if less, the unused portion of the Swing Line Commitment Amount.

     (b)(i)  Designation of Use of Funds; Funding of Revolving Credit Loans and
             ------------------------------------------------------------------
Term Loans. Notwithstanding anything to the contrary contained in this
----------
Agreement, each Loan Request shall be executed and acknowledged by the Borrower requesting the loan(s) to which such Loan Request relates. Upon receipt of each Loan Request requesting Revolving Credit Loans or Term Loans, the Agent shall promptly notify each Bank thereof. Subject to its receipt of the notice referred to in the preceding sentence, each Bank will make the amount of its Percentage of the requested Revolving Credit Loans, or Term Loans, as the case may be, available to the Agent for the account of the Borrower requesting such loan(s) at the applicable Agent Payment Office in Dollars not later than

2:00 p.m. (New York City time), on the relevant borrowing date requested by such Borrower, in funds immediately available to the Agent at such Agent Payment Office. The amounts so made available to the Agent on such borrowing date will then, subject to the satisfaction of the terms and conditions of this Agreement, as determined by the Agent, be made available on such borrowing date to such Borrower by the Agent at such Agent Payment Office, in Dollars, and in immediately available funds, no later than 3:00 p.m. (New York City time).

     (b)(ii)  Failure to Fund. Unless the Agent shall have received prior notice
              ---------------
from a Bank (by telephone or otherwise, such notice to be promptly confirmed by facsimile or other writing) that such Bank will not make available to the Agent such Bank's Percentage of the Revolving Credit Loans or Term Loans, as the case may be, to be made on a borrowing date, the Agent may assume that such Bank has made such amount available to the Agent on the borrowing date in accordance with this Section, provided that such Bank received notice thereof from the Agent in accordance with the terms hereof, and the Agent may, in reliance upon such assumption, make available on such borrowing date to the Borrower requesting such loan(s) a corresponding amount. If and to the extent such Bank shall not have so made such amount available to the Agent, such Bank and the Borrower requesting such loan(s) severally agree to pay to the Agent, forthwith on demand, such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to such Borrower until the date such amount is paid to the Agent, at a rate per annum equal to, in the case of such Borrower, the applicable interest rate then applicable to such loan(s), and, in the case of such Bank, to the extent such amount is paid to the Agent (A) no later than the second day after the date such amount is made available to such Borrower, the Federal Funds Rate and (B) after the second day after the date such amount is made available to such Borrower, the applicable interest rate then applicable to such loan(s). Such payment by such Borrower, however, shall be without prejudice to its rights against such Bank. If such Bank shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Bank's Revolving Credit Loan or Term Loan, as the case may be, as part of such Revolving Credit Loans and Term Loans for purposes of this Agreement, which Revolving Credit Loan and Term Loan, as the case may be, shall be deemed to have been made by such Bank on such borrowing date. No Bank's obligation to fund any Revolving Credit Loan or Term Loan shall be affected by any other Bank's failure to fund any Revolving Credit Loan or Term Loan, nor shall any Bank's Revolving Credit Commitment or Term Loan Commitment be increased as a result of any such failure of any other Bank.

     (c) Subject to the limitations applicable to Interest Periods for LIBO Rate Loans and Cost of Funds Loans, a Borrower may continue any of its LIBO Rate Loans or Cost of Funds Loans as such for an additional Interest Period or convert any of its Revolving Credit Loans or Term Loans of a given loan type into Revolving Credit Loans or Term Loans of a different loan type on any Business Day (in the case of LIBO Rate Loans to be continued or converted, on any Banking Day) during the Revolving Credit Commitment Period or Term Loan Period applicable to such loan; provided, however, that:
                                --------  -------

          (i) Such Borrower shall give the Agent the irrevocable written notice in the form of a Loan Request in the manner and by the applicable time specified in Section 2.3(a) hereof for the borrowing of a Revolving Credit Loan of the loan type to be converted to or continued and, if applicable, the Interest Period therefor;

          (ii) in the case of the continuation of less than all of the outstanding Revolving Credit Loans or of only a portion of a Term Loan of a given loan type on the same Business Day, the aggregate principal amount of the Revolving Credit Loans or the Term Loan of such loan type to be continued as such, together with any Revolving Credit Loans or portion of a Term Loan to be made as or converted to the same loan type on such Business Day, shall not be less than $1,000,000 or any integral multiple of $100,000 in excess thereof;

          (iii) in the case of the conversion of less than all of the outstanding Revolving Credit Loans or of only a portion of a Term Loan of a given loan type to another loan type on the same Business Day, the aggregate principal amount of Revolving Credit Loans or the portion of the Term Loan of such loan type to be converted to another loan type together with any Revolving Credit Loans or any portion of the Term Loan of such other loan type to be made or continued as such on such Business Day, shall not be less than $1,000,000;

          (iv) LIBO Rate Loans and Cost of Funds Loans may be converted only at the end of the then applicable Interest Period;

          (v) no LIBO Rate Loan or Cost of Funds Loan may be continued as such, nor may any Revolving Credit Loan or Term Loan be converted to a LIBO Rate Loan or Cost of Funds Loan, for less than the minimum applicable Interest Period therefor; and

          (vi) no LIBO Rate Loan or Cost of Funds Loan may be continued as such, nor may any Revolving Credit Loan or Term Loan be converted to a LIBO Rate Loan or Cost of Funds Loan, if any Default or Event of Default shall have occurred and be continuing as of any date during the period commencing on the date the Loan Request is required to be submitted to the Agent and ending on the first day of the requested Interest Period.

     If a Borrower fails, in connection with the expiration of an Interest Period applicable to a Revolving Credit Loan or Term Loan made to such Borrower that is a LIBO Rate Loan or Cost of Funds Loan, to furnish a Loan Request to the Agent for the continuation or conversion thereof or fails to elect a loan type or permitted Interest Period therefor, or if the continuation or conversion of any Revolving Credit Loan or Term Loan as a LIBO Rate Loan or Cost of Funds Loan is prohibited due to the occurrence and continuance of a Default or Event of Default, such Revolving Credit Loan or Term Loan (unless prepaid in accordance with the provisions of Section 2.5 hereof or accelerated in accordance with
Section 9.1 hereof) shall be converted automatically to a Prime Rate Loan as of the expiration of the then applicable Interest Period.

     Section 2.4  Termination and Reduction of Aggregate Revolving Credit
     -----------  -------------------------------------------------------
Commitment.
----------

     Subject to the provisions of Section 2.5 hereof, the Borrowers shall have the option to terminate, and from time to time to reduce permanently, the Aggregate Revolving Credit Commitment, upon irrevocable written notice to the Agent at least three Business Days prior to the proposed Termination Date or reduction date, as the case may be, specifying such date, whether a termination or reduction is being requested and, if a reduction is being requested, the amount thereof. On the date specified in such notice, such termination or reduction shall be effected; provided, however, that (i) in
                                                 --------  -------
the case of a termination, such termination must also include a termination of the Swing Line Commitment and such termination must be accompanied by repayment of all outstanding Revolving Credit Loans, Swing Line Loans and outstanding Term Loans in full (which shall include all such loans payable by MFC and all such loans payable by MBC), together with all other amounts owed to the Agent or any Bank or the Swing Line Lender pursuant to any of the Loan Documents and (ii) in the case of any reduction, such reduction is accompanied by (A) repayment of the Revolving Credit Loans to the extent (if any) that the aggregate principal amount of the Revolving Credit Loans and Swing Line Loans outstanding exceeds the amount of the Aggregate Revolving Credit Commitment after taking into account the Aggregate Revolving Credit Commitment as then reduced (allocated between the loans of MFC and MBC as they shall specify in the notice of such reduction, provided that such allocation otherwise complies with the terms of this Agreement) and (B) repayment of an amount of all Term Loans then outstanding equal to the percentage by which the Aggregate Revolving Credit Commitment is to be reduced multiplied by the aggregate principal amount plus accrued interest of all Term Loans then outstanding (allocated between the loans of MFC and MBC as they shall specify in the notice of such reduction, provided that such allocation otherwise complies with the terms of this Agreement). Any such repayment shall be subject to the provisions of Section 2.5(a) hereof. Any reduction of the Aggregate Revolving Credit Commitment shall be in an aggregate amount of $500,000 or an integral multiple thereof and shall be applied by the Agent pro rata among the Banks in proportion to their Revolving Credit Commitments. Any repayment of outstanding Term Loans required by a reduction in the Aggregate Revolving Credit Commitment shall be applied by the Agent pro rata among the Banks in proportion to the amount of the principal plus accrued interest of their Term Loans then outstanding. Within five Business Days after any reduction in the Aggregate Revolving Credit Commitment pursuant to this
Section 2.4(a), the Agent shall revise Exhibit A hereto to reflect such
                                       ---------
reduction and shall promptly send a copy thereof to the Banks. Upon termination of the Aggregate Revolving Credit Commitment pursuant to this Section 2.4(a) and upon payment of all amounts due by the Borrowers to the Agent, the Swing Line Lender and the Banks under the Loan Documents, the obligations of the parties hereto, except as otherwise provided herein, shall be deemed terminated; provided, however, that this Agreement and the other Loan Documents shall
--------  -------
continue to be effective or shall be reinstated, as the case may be, if any payment hereunder or in connection with any of the Loan Documents at any time is rescinded or otherwise must be returned as a result of the bankruptcy, insolvency or reorganization of either Borrower or otherwise, all as if such payment had not been made. Upon any reduction of the Aggregate Revolving Credit Commitment, in the event that the Borrowers shall fail to specify in the notice of such reduction the allocation of prepayments between the loans of MFC and MBC in accordance with the terms of this Agreement, it shall be in the Agent's discretion as to whether to apply any prepayments of loans in connection therewith against (i) MFC's obligations to the Agent, the Swing Line Lender and the Banks and/or (ii) MBC's obligations to the Agent, the Swing Line Lender and the Banks.

     Section 2.5  Prepayments.
     -----------  -----------

     (a)  Voluntary. Each Borrower from time to time may prepay its Revolving
          ----------
Credit Loans, Swing Line Loans, or Term Loans, in whole or in part, without premium or penalty, upon irrevocable written notice to the Agent given at least as early before the proposed date of such prepayment as the corresponding time specified in Section 2.3(a) hereof for notice of the borrowing of a Revolving Credit Loan of the loan type to be prepaid, specifying the date of prepayment and the amount of the prepayment; provided, however, that (i) the entire
                                  --------  -------
Aggregate Revolving Credit Commitment may not be terminated (although all Revolving Credit Loans may be paid off in full) while any Term Loan remains outstanding, (ii) except for prepayments necessitated by Section 8.6(b) hereof, each partial prepayment of the Revolving Credit Loans or Swing Line Loans shall be in an amount not less than $500,000 or any integral multiple of $100,000 in excess thereof, (iii) except for prepayments necessitated by the Borrowers' election to reduce the Aggregate Revolving Credit Commitment pursuant to Section
2.4 hereof, without the prior written approval of the Required Banks, neither Borrower may prepay any Term Loan unless all Revolving Credit Loans have been paid off in full and the Aggregate Revolving Credit Commitment terminated, (iv) neither Borrower may prepay any Fixed Rate Loan prior to the last day of the Interest Period, or Swing Line Interest Period, as the case may be, therefor.
To the extent possible, the Borrowers shall, in connection with any voluntary prepayment, prepay Prime Rate Loans first and Fixed Rate Loans second. Any prepayment of Fixed Rate Loans shall be subject to Section 2.11 hereof. If any notice of prepayment is given, the amount specified in such notice shall be due and payable in the manner and by the time provided in Section 3.2 hereof on the date specified in such notice, together with accrued interest thereon to such date as provided in Section 2.2(c) hereof. Any such prepayment of a Revolving Credit Loan may be reborrowed, subject to the terms and conditions of this Agreement, from time to time. Any prepayment of a Term Loan may not be reborrowed.

     (b)  Mandatory Prepayment of Term Loans.  Principal on each Term Loan shall
          ----------------------------------
be repaid by the Borrower borrowing such Term Loan in equal monthly installments in an amount sufficient to amortize such Term Loan over a twelve-month period. Such payments (the "Principal Payments") shall be paid by such Borrower to the
                    ------------------
Agent on the last day of each month during which such Term Loan is outstanding. Any prepayments of principal on any Term Loan pursuant to Sections 2.5(a) and
(c) hereof shall not reduce the amount of each monthly Principal Payment. Any prepayments of principal on the Term Loans pursuant to Sections 2.5(a) and (c) hereof shall be applied against the monthly Principal Payments in inverse order of the dates on which such Principal Payments are to be made.

     (c)  Other Mandatory Prepayments.
          ----------------------------

          (i) If, at any time, (A) the aggregate outstanding principal balance of the Revolving Credit Loans, plus the aggregate outstanding principal balance
                               ----
of all Swing Line Loans, exceeds the Aggregate Revolving Credit Commitment, or
(B) the aggregate outstanding principal balance of the Swing Line Loans exceeds the Swing Line Commitment, or (C) the aggregate principal balance of all Revolving Credit Loans, plus the aggregate principal balance of all Swing Line
                        ----
Loans, plus the aggregate principal balance of all Term Loans, exceeds the sum
       ----
of the

Aggregate Revolving Credit Commitment and the aggregate principal balance of all Term Loans, or (D) the aggregate outstanding principal balance of the Revolving Credit Loans of the Swing Line Lender, plus the aggregate outstanding principal
                                       ----
balance of all Swing Line Loans, exceeds the Revolving Credit Commitment of the Swing Line Lender, the Borrowers shall make a prepayment of such Revolving Credit Loans, or Swing Line Loans, as the case may be (or if no such loans shall then be outstanding, the Borrowers shall make a prepayment of the Term Loans), in the amount of such excess (rounded upwards to the next higher integral multiple of $100,000), together with accrued interest thereon to the date of prepayment as provided in Section 2.2(c) hereof. Such prepayment shall be allocated between the loans of MFC and MBC as they shall specify in connection with such prepayment, provided that such allocation otherwise complies with the terms of this Agreement. In the event that the Borrowers shall fail so to specify such allocation, it shall be in the Agent's discretion as to whether to apply any such prepayments against (i) MFC's obligations to the Agent, the Swing Line Lender and the Banks and/or (ii) MBC's obligations to the Agent, the Swing Line Lender and the Banks. To the extent possible, the Borrowers shall, in connection with such mandatory prepayment, prepay Prime Rate Loans first, and Fixed Rate Loans second. Any prepayment of Fixed Rate Loans shall be subject to
Section 2.11 hereof.

          (ii) If, at any time, (A) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving Credit Loans plus
           ----                                                            ----
the aggregate unpaid balance of all Term Loans made to MBC shall exceed the MBC Borrowing Base, or (B) the aggregate unpaid balance of all Swing Line Loans plus
                                                                            ----
the aggregate unpaid balance of all Revolving Credit Loans plus the aggregate
                                                           ----
unpaid balance of all Term Loans made to MFC shall exceed the MFC Borrowing Base, within five days of the first day there exists any such deficiency the relevant Borrower shall make payment to the Agent (to be applied against such Borrower's Swing Line Loans first, then Revolving Credit Loans and then Term Loans) in an amount necessary to eliminate such excess, together with accrued interest thereon to the date of prepayment as provided in Section 2.2(c) hereof. To the extent possible, each Borrower shall, in connection with any such mandatory prepayment, prepay Prime Rate Loans first, and Fixed Rate Loans second. Any prepayment of Fixed Rate Loans shall be subject to Section 2.11 hereof.

     (d)  Application of Prepayments.  With respect to all prepayments pursuant
          --------------------------
to subsections (a), (b) and (c) above, upon receipt of any notice of prepayment and/or any such prepayment, the Agent shall promptly notify each Bank thereof and with respect to Revolving Credit Loans and Term Loans of a Borrower each such prepayment shall be effected pro rata amongst all the Banks in proportion to each Bank's then outstanding Revolving Credit Loans or Term Loans to such Borrower, as the case may be.

     Section 2.6  Interest on Delinquent Payments.
     -----------  -------------------------------

     All unpaid amounts due under the Notes or any other Loan Document that are not paid when due (including, to the extent permitted by law, unpaid interest on the Notes) shall bear interest, subject to the provisions of Section 10.14 hereof, from and including its due date until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(h) or 9.1(i) hereof) at an annual rate equal to the sum of (i) in the case of any Prime Rate Loan, 2%
plus the Prime Rate applicable to such Prime Rate Loan then in effect, (ii) in the case of any Fixed Rate Loan, 2% in excess of the rate then applicable to such Fixed Rate Loan. Such rate of interest (the "Default Rate") shall be
                                                  ------------
computed on the basis of a 360-day year for the actual number of days elapsed. If the Default Rate is to be based on the Prime Rate, the Prime Rate to be charged shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted. At the end of the applicable Interest Period for a LIBO Rate Loan on which the Default Rate is being charged, such LIBO Rate Loan shall be automatically converted to a Prime Rate Loan, and the Default Rate to be charged in respect of such Loan shall be computed based on the Prime Rate.

     Section 2.7  Increased Costs.
     -----------  ---------------

     (a) In the event any applicable existing or future law, regulation, guideline, treaty or directive or condition or interpretation thereof (including, without limitation, any request, guideline or policy; whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof, or any change in any of the foregoing:

          (i) subjects any Bank, or the Swing Line Lender, to any tax levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans or any Revolving Credit Loan or Term Loan or Swing Line Loan that is a Fixed Rate Loan; or

          (ii) changes the basis of taxation of payments to such Bank of principal of and/or interest on its Fixed Rate Loans or its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans and/or fees and other amounts payable hereunder in respect of its Fixed Rate Loans or its Revolving Credit or Term Loan or Swing Line Commitment to make Fixed Rate Loans; or

          (iii) imposes, modifies or deems applicable or results in the application of or increases any reserve, special-deposit, assessment, liquidity or similar requirement (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans or commitments to lend Fixed Rate Loans by any office of any Bank (based upon such Bank's or such Participant's reasonable allocation of the aggregate of such requirements); or

          (iv) imposes upon such Bank any other condition or requirement with respect to its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans or any Revolving Credit Loan or Term Loan or Swing Line Loan of which any Fixed Rate Loan forms a part;

     and the result of any of the foregoing is to increase the actual cost to such Bank of making or maintaining its Revolving Credit and/or Term Loan and/or Swing Line Commitment to make Fixed Rate Loans or its Revolving Credit Loans or Term Loans or Swing Line Loans hereunder that are Fixed Rate Loans or to reduce the amount of any payment (whether of principal, interest, or otherwise) received or receivable by such Bank in respect of any Fixed Rate Loan or its Revolving

Credit or Term Loan or Swing Line Commitment to make Fixed Rate Loans or to require such Bank to make any payment, then and in any such case set forth in paragraphs (i) through (iv) above:

          (1) such Bank, or the Swing Line Lender, as the case may be, shall promptly notify the Borrowers in writing of the happening of such event;

          (2) such Bank, or the Swing Line Lender, as the case may be, shall promptly deliver to the Borrowers a certificate of such Bank, or such Swing Line Lender, stating the event that has occurred or the reserve or requirements or other conditions that have been imposed on such Bank, or such Swing Line Lender, the request, directive, guideline or requirement with which it has complied, together with the date thereof and the amount (based upon such Bank's, or such Swing Line Lender's, as the case may be, reasonable policies as to the allocation of capital and costs, as applicable) of such increased cost, reduction or payment for one or more periods ending not later than the date of such certificate; and

          (3) The Borrowers shall pay within 10 days after demand therefor such amount or amounts as will compensate such Bank, or the Swing Line Lender, as the case may be, for such additional cost, reduction or payment.

     (b) If, after the Original Effective Date, any Bank or the Swing Line Lender, as the case may be, shall have determined that any change in any present (or any adoption, application, or change in any future) applicable law, governmental rule, regulation, policy, guideline, or directive or request (whether or not having the force of law), or any change in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, of general application regarding capital adequacy, capital maintenance, capital ratios or other similar requirements (whether or not having the force of law), increases or otherwise affects the amount of capital required or expected to be maintained by any of the Banks, or the Swing Line Lender, as the case may be, or any corporation controlling any of the Banks or the Swing Line Lender, as the case may be, or such Bank, or the Swing Line Lender, as the case may be, determines that the amount of capital required is increased by or based upon the existence of the revolving credit, swing line and term loan facilities or commitments established hereunder or any loans made pursuant hereto or upon agreements or loans of the type contemplated hereby, then such Bank or the Swing Line Lender, as the case may be, may give written notice to the Borrowers of such fact (the "Increased
                                                                    ---------
Costs Notice").  To the extent that the costs of such increased capital
------------
requirements are not then reflected in the Prime Rate, the Cost of Funds or the LIBO Base Rate, the Borrowers shall thereafter attempt to negotiate in good faith an adjustment of the compensation payable hereunder which will adequately compensate such Bank, or the Swing Line Lender, as the case may be, in light of such changed circumstances. Each Bank and the Swing Line Lender, as the case may be, hereby agrees that any Increased Cost Notice from it to the Borrowers shall be delivered to the Borrowers no later than 90 days following the end of any financial period with respect to which such compensation is sought. If the Borrowers and such Bank, or the Swing Line Lender, as the case may be, are unable to agree to an adjustment within 30 days of the day on which the Borrowers receive such notice, then, commencing on such thirtieth day and retroactive to the date of such notice (but not earlier than the effective date of any such change), the fees payable to such Bank, or the Swing Line Lender, as the case may be, hereunder shall increase by an amount which will, in such Bank's, or the Swing Line Lender's, as the case may be, reasonable determination, provide adequate compensation. Such Bank, or the Swing Line Lender, as the case may be, shall allocate such cost increases among its customers in good faith and on an equitable basis.

     (c) The certificate of such Bank, or the Swing Line Lender, as the case may be as to the additional amounts payable pursuant to this Section 2.7 delivered to the Borrowers, in the absence of manifest error, shall be conclusive as to the amount thereof. A claim by any Bank, or the Swing Line Lender, as the case may be, for all or any part of any additional amount required to be paid by the Borrowers under this Section 2.7 may be made at any time and from time to time as the occasion therefor may arise. The protection of this Section 2.7 shall be available to such Bank and the Swing Line Lender regardless of any possible contention of invalidity or inapplicability of the law, regulation or condition that has been imposed. In the event that any such law, regulation or condition is subsequently held to be invalid or inapplicable and the result thereof is to eradicate any such additional cost, reduction or payment, such Bank, or the Swing Line Lender, as the case may be, shall promptly pay to the Borrowers an amount equal to the amount of compensation paid by the Borrowers to such Bank, or the Swing Line Lender, as the case may be, for its account as a result of such invalid or inapplicable law, regulation or condition.

     Section 2.8  Use of Proceeds.
     -----------  ---------------

     The proceeds of all Revolving Credit Loans, Swing Line Loans and Term Loans made to the Borrowers hereunder shall be used only (i) to fund Medallion Loans and Commercial Loans of MFC and MBC made in the ordinary course of business of MFC and MBC, and (ii) for other working capital purposes of the Borrowers; provided, that, in no event shall proceeds of Revolving Credit Loans be used for the direct or indirect benefit of any Subsidiary of MFC (other than MBC) or of MBC, except as would otherwise be permitted by Section 8.3(e).

     Section 2.9  Payment on Non-Business Days.
     -----------  ----------------------------

     Whenever any payment to be made under the Notes (other than principal of or any interest on LIBO Rate Loans), this Agreement, or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of payment of interest or fees, as the case may be.

     Section 2.10  Term of Revolving Credit Commitments.
     ------------  ------------------------------------

     (a) Subject to the other provisions of this Section 2.10, (i) with respect to the Initial Term, the Revolving Credit Commitment and other obligations of each Bank under this Agreement with respect to Revolving Credit Loans shall terminate on the last day of the Initial Term, and (ii) with respect to each Renewal Term (as defined in Section 2.10(b) below), the Revolving Credit

Commitment and other obligations of each Bank under this Agreement with respect to Revolving Credit Loans shall terminate on the date which is 364 days after the date on which such Renewal Term commenced.

     (b) Each Bank's Revolving Credit Commitment and other obligations under this Agreement with respect to Revolving Credit Loans (collectively, "Revolving
                                                                      ---------
Credit Obligations") shall be terminated on the last day of the Initial Term
------------------
(or, in the event of a renewal, the last day of the then current Renewal Term) unless such Bank gives written notice of renewal, for a 364-day period, of its Revolving Credit Obligations to the Borrowers by the date which is 45 days prior to the date on which such obligations are to be terminated (May 13, 2000, in the case of the Initial Term) (the "Renewal Deadline"). The Borrowers, shall then
                                ----------------
have until the fifth Business Day following the Renewal Deadline to reject (by written notice, which must be received by no later than 5:00 p.m., prevailing New York City time, on such fifth Business Day) any Bank's offer of renewal (the "Rejection of Renewal Deadline"). If any Bank has elected not to renew its
 -----------------------------
Revolving Credit Obligations, then, not later than three Business Days after the Rejection of Renewal Deadline the Borrowers shall provide each Bank and the Agent a list indicating each Bank that has elected to renew its Revolving Credit Obligations and all Banks who originally elected to renew their Revolving Credit Obligations shall have until the tenth Business Day following the Rejection of Renewal Deadline to reverse their decision and elect instead (by written notice to the Borrowers, which must be received by no later than 5:00 p.m., prevailing New York City time, on such tenth Business Day) not to renew such obligations (the "Renewal Reconsideration Deadline"). The foregoing procedure with respect
      --------------------------------
to the renewal of the Revolving Credit Obligations of each Bank under this Agreement shall be repeated for each 364-day term following the Initial Term (each such term, a "Renewal Term") with the Renewal Deadline, the Rejection of
                    ------------
Renewal Deadline and the Renewal Reconsideration Deadline to be applicable with respect to each such term, until there are no longer any Revolving Credit Commitments outstanding. In the event that any Bank elects to extend its Revolving Credit Obligations for a Renewal Term or Terms, (i) the expiration, termination, Maturity and Term-Out Date of such Obligations outstanding at the commencement of, or made during, the Renewal Term shall be the date which is 364 days after the date on which such Renewal Term commenced, and (ii) each Revolving Credit Note shall be deemed amended to reflect the extended Maturity. If any Bank elects not to renew its Revolving Credit Obligations, or if the Borrowers reject any Bank's offer to renew its Revolving Credit Obligations, then, on the Term-Out Date of such Bank's Revolving Credit Loan(s), such Bank shall make a Term Loan to each Borrower in accordance with the provisions of
Section 2.1(b) hereof and the Aggregate Revolving Credit Commitment shall be reduced by an amount equal to the aggregate principal amount of such Term Loans. The procedures set forth above shall also separately apply to the Swing Line Lender with respect to the Swing Line Commitment; provided, that, in the event
                                                  --------  ----
all Banks extending Revolving Credit Loans elect not to renew as set forth above, the Swing Line Lender shall be deemed to have made a similar election.

     (c) Within five Business Days after the commencement of any Renewal Term, the Agent shall revise Exhibit A hereto if required in connection with any
                       ---------
change in the Aggregate Revolving Credit Commitment.

     (d) Notwithstanding the foregoing provisions of this Section 2.10, upon the occurrence of an Event of Default, the provisions of Article IX hereof shall apply and the Agent may take any action permitted or required thereunder.

     (e) The occurrence of the Termination Date shall not release, terminate or limit the rights or remedies of the Agent, or any Bank, or the obligations under this Agreement or any other Loan Document of the Borrowers, and such rights and remedies and such obligations shall survive until the Borrowers shall have fully paid and performed all their obligations hereunder and thereunder in full.

     Section 2.11  Funding Losses.
     ------------  --------------

     (a) The Borrowers shall pay, within 10 days after demand therefor, such amount as will compensate the Banks and the Swing Line Lender for any loss or reasonable expense they may sustain as a consequence of (i) the receipt or recovery or conversion for any reason (including, without limitation, as a consequence of acceleration pursuant to Article IX hereof, a termination, reduction or increase of the Aggregate Revolving Credit Commitment pursuant to
Section 2.4 hereof, a voluntary or mandatory prepayment pursuant to Section 2.5 hereof, or a mandatory conversion pursuant to Section 2.13 hereof) of all or any part of a Fixed Rate Loan prior to the last day of the applicable Interest Period, or Swing Line Interest Period, as the case may be, therefor, or (ii) any failure to borrow, convert to or continue any Fixed Rate Loan as such after submitting a Loan Request (whether oral or written) relating thereto, including, but not limited to, (A) any loss or expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain a Fixed Rate Loan or any part thereof or (B) any loss of margin on reemployment of the funds so received or recovered.

     (b) Each Bank shall be entitled to fund its Revolving Credit Loans and Term Loans in such manner as it may determine in its sole discretion, including without limitation the London interbank market and the New York secondary market; provided, however, that, for the purposes of calculations under this
        --------  -------
Section 2.11, each LIBO Rate Loan shall be deemed to have been funded by the purchase in the London interbank market of a Dollar deposit in an amount comparable to the principal amount of such LIBO Rate Loan and having a maturity comparable to the applicable Interest Period therefor.

     (c) A certificate of any Bank or the Swing Line Lender, as the case may be, as to any additional amounts payable pursuant to this Section 2.11 setting forth in reasonable detail the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by such Bank set forth therein. A claim by any Bank or the Swing Line Lender for all or any part of any additional amount required to be paid by the Borrowers under this Section
2.11 may be made at any time and from time to time as often as the occasion therefor may arise.

     Section 2.12  Alternate Rate of Interest.
     ------------  --------------------------

     (a) In the event, and on each occasion prior to the commencement of any Interest Period for any LIBO Rate Loans, (i) the Required Banks shall have notified the Agent that they have determined, or the Agent or Fleet shall have determined, that Dollar deposits in an amount comparable to the principal amount of such LIBO Rate Loan and having a scheduled maturity comparable to the Interest Period set forth in the related Loan Request are not generally available in the London interbank market or (ii) the Agent or Fleet shall determine that reasonable means do not exist for ascertaining the LIBO Base Rate, the Agent, as soon as practicable thereafter, shall give oral notice of such determination to the Borrowers, promptly confirmed in writing (which may be by teletransmission). In the event of any such determination and until the Agent notifies the Borrowers (and provides a copy of this notice to the Banks) that the circumstances giving rise to such notice no longer exist, no Revolving Credit Loans or Term Loans will be made as LIBO Rate Loans and no Revolving Credit Loans or Term Loans will be converted to or continued as LIBO Rate Loans, but shall convert to Prime Rate Loans at the end of the applicable Interest Period, if any, therefor. Each determination by a Bank, or the Agent or Fleet, as the case may be, hereunder shall be conclusive absent manifest error.

     Section 2.13  Changes In Legality.
     ------------  -------------------

     (a) If, anything to the contrary herein contained notwithstanding, any applicable existing or future law, regulation, guideline, treaty or directive or condition or interpretation thereof (including, without limitation, any request, guideline or policy, whether or not having the force of law), by any Governmental Authority charged with the administration or interpretation thereof, or any change in any of the foregoing shall make it unlawful or improper for any Bank to make or maintain any Revolving Credit Loans or any Term Loan as LIBO Rate Loans, then, by oral notice to the Borrowers and the Agent, promptly confirmed in writing (which may be by teletransmission), such Bank may:

         (i) declare that its Revolving Credit Loans or Term Loans thereafter will not be made by it as LIBO Rate Loans, whereupon the Borrowers shall be prohibited from requesting Revolving Credit Loans or Term Loans as LIBO Rate Loans unless and until such declaration is withdrawn; and

         (ii) require that all its outstanding Revolving Credit Loans or its Term Loan that are LIBO Rate Loans be converted to Prime Rate Loans, in which event all such Revolving Credit Loans or Term Loans shall be converted automatically to Prime Rate Loan(s) as of the end of their applicable Interest Periods or as of such earlier date as may be required of such Bank for the lawful or proper conduct of its lending activities.

     Section 2.14  Participations.
     ------------  --------------

     Each Borrower may grant participations to other Persons of such Borrower's choosing in a portion of its rights and/or obligations under any Loan; provided,
                                                                       --------
however, that any such
-------
participation shall be granted pursuant to a form of participation agreement which shall provide, among other things, that (a) such Borrower shall service such Loan, (b) any participant thereunder shall be entitled to no more than its pro rata share of the Underlying Collateral securing such Loan and to no more
--- ----
than principal and interest under such Loan, (c) such Borrower's interest shall be pari passu or superior in right of payment to the interest of such participant in such Loan or otherwise in accordance with such Borrower's standard underwriting criteria and credit policy at the time thereof and (d) such Borrower's rights to any payment under such Loan shall be prior to, or pro-rata with, any such participant. Upon request by the Agent or the Required Banks, the Borrowers shall provide the Banks in writing with a description of all Loans in respect of which participations have been granted. Notwithstanding the foregoing, neither Borrower shall grant a participation to any Subsidiary or Affiliate of either Borrower in any Medallion Loan originated by such Borrower, except that MFC may grant participations in any of its Medallion Loans to MBC.

     ARTICLE 3 FEES AND PAYMENTS

     Section 3.1  Fees.
     -----------  ----

     (a) Annual Facility Fee.  The Borrowers shall pay to the Agent, for the pro
         -------------------
rata benefit of each Bank (based on each Bank's Percentage of the Revolving Credit Commitment), an annual fee (the "Facility Fee") equal to the Applicable
                                        ------------
Facility Percentage of the average daily Aggregate Revolving Credit Commitment (regardless of usage). Such fee shall be payable to the Agent for the period from the Restatement Effective Date to and including the last day of the Revolving Credit Commitment Period, payable quarterly in arrears on the first day of each calendar quarter during the Revolving Credit Commitment Period, commencing with the first such date after the Restatement Effective Date, and ending on the Termination Date. Fees shall be calculated for each month on the basis of a 360-day year for the actual number of days elapsed in such month.

     (b) Agent Fees.  The Borrowers agree to pay to the Agent, for its own
         ----------
account, all the fees set forth in the Fee Letter.

     Section 3.2  Payments.
     -----------  --------

     (a) Routine Payments.  Except as otherwise specifically provided in this
         ----------------
Agreement, each payment (including each prepayment) by each Borrower pursuant to this Agreement or the Notes, whether in respect of principal, interest, or increased costs and the Facility Fee and all other fees to be paid to the Agent, the Swing Line Lender and the Banks in connection with the Loan Documents (collectively, "Payments"; and the portion of such payments that are on account
                --------
of the Facility Fee, together with all of such other fees, is sometimes hereinafter collectively referred to as the "Fees") shall be made by such
                                             ----
Borrower without set-off, withholding, deduction, or counterclaim to the Agent at the applicable Agent Payment Office in funds immediately available to the Agent at such office by 12:00 noon (local time in the city in which such Agent Payment Office is located) on the due date for such Payment. The failure of such Borrower to make any such Payment by such time shall not constitute a default hereunder, provided that such payment is made on such due date, but any such Payment made after 12:00 p.m. (local time in the city in which such payment is to be made in accordance with the terms hereof) on such due date shall be deemed to have been made on the next Business Day for the purpose of calculating interest on amounts outstanding on the applicable loans. Subject to Section 9.5, promptly upon receipt thereof by the Agent, (a) each Payment of principal and interest on the Revolving Credit Loans, Term Loans and Swing Line Loans shall be remitted by the Agent in like funds as received to each Bank and the Swing Line Lender, as the case may be, pro rata according to its Exposure Percentage of such loans, and (b) each payment of the Facility Fee shall be remitted by the Agent in like funds as received to each Bank pro rata according to such Bank's Revolving Credit Commitment.

     (b) Alternate Payment Dates. If any Payment hereunder shall be due and
         -----------------------
payable on a day which is not a Business Day, the due date thereof (except as otherwise provided in this Agreement) shall be extended to the next Business Day and (except with respect to Payments in respect of the Fees) interest shall be payable at the applicable rate specified herein during such extension, provided, however, that, if such next Business Day is after the Maturity of such loan, any such payment shall be due on the immediately preceding Business Day.

     Section 3.3  Taxes.
     -----------  -----

     (a) Any and all payments by the Borrowers pursuant to this Agreement, the Revolving Credit Notes, the Term Notes or the Swing Line Note shall be made, in accordance with the terms hereof and thereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding franchise taxes imposed on the Agent, the Swing Line Lender or any Bank by the jurisdiction under the laws of which the Agent, the Swing Line Lender or such Bank is organized or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If either Borrower shall be required by
                            -----
law to deduct any Taxes from or in respect of any sum payable hereunder to the Agent, or the Swing Line Lender or any Bank, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.3) the Agent, the Swing Line Lender or such Bank shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Borrower shall deliver to the Agent evidence of such payment to the relevant Governmental Authority.

     (b) In addition, the Borrowers agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any State or political subdivision thereof or any applicable foreign jurisdiction that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes") and to deliver to the Agent and the Banks evidence of such
       -----------
payment to the relevant Governmental Authority.

     (c) The Borrowers will indemnify the Agent, the Swing Line Lender and the Banks for the full amount of Taxes and Other Taxes (including without limitation Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this
Section 3.3) paid by the Agent, the Swing Line Lender or any Bank (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 10 days after written demand therefor by the Agent, the Swing Line Lender or any Bank. Should the Borrowers elect to contest whether or not the Taxes or Other Taxes giving rise to their indemnification obligation hereunder were correctly or legally asserted, the Agent, the Swing Line Lender or the Bank being indemnified agrees to cooperate in such contest, at the Borrowers' expense, and to make available to the Borrowers such books and records as may be reasonably necessary and useful in connection with such contest.

     (d) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 3.3 shall survive the payment in full of principal, interest, fees and other amounts hereunder and under the other Loan Documents.

     (e) Each Bank, if any, that is not organized under the laws of the United States of America or any State agrees (i) prior to the first payment to such Bank of any amounts due to such Bank under the Loan Documents, upon request by the Borrowers, to execute and deliver to the Borrowers completed counterparts of IRS Form W-8, 1001, or 4224 (or any successor thereto or substitute therefor), as applicable, and (ii) thereafter, upon request by the Borrowers from time to time in order to maintain the effectiveness and accuracy of such tax forms and otherwise to comply with United States tax laws, to execute and deliver to the Borrowers additional or supplemental tax forms with respect to amounts due to such Bank under the Loan Documents.

     ARTICLE 4 REPRESENTATIONS AND WARRANTIES

     In order to induce the Agent, the Swing Line Lender and the Banks to enter into this Agreement and to make the Revolving Credit Loans, Swing Line Loans and Term Loans, each Borrower hereby makes the following representations and warranties, which shall survive the execution and delivery of the Loan Documents and (except to the extent that any of such representations and warranties expressly relates to earlier dates, in which case it shall continue to be true as of such dates) shall be deemed repeated and confirmed as of each date on which any Revolving Credit Loans, Swing Line Loans or Term Loans are requested by either Borrower or made by any Bank or the Swing Line Lender, as the case may be:

     Section 4.1  Corporate Status.
     -----------  ----------------

     MFC is a duly organized and validly existing corporation and MBC is a duly organized and validly existing limited liability company, and each is in good standing under the laws of its state of organization, is properly licensed and has the corporate, or limited liability company, as the case may be, power and authority and the legal right to own its property and conduct the business in which it is engaged or presently proposes to engage and is duly licensed and qualified as a foreign organization in good standing under the laws of each jurisdiction where the failure to qualify as such would have a Material Adverse Effect.

     Section 4.2  Subsidiaries.
     -----------  ------------

     Except as set forth on Schedule II hereof (as the same may be amended from time to time to include entities the Tangible Net Worth of which constitute less than 5% of the Tangible Net Worth of MFC), there are no corporations of which MFC owns, directly or indirectly, shares of capital stock having in the aggregate 50% or more of the total combined voting power of the issued and outstanding shares of capital stock entitled to vote generally in the election of directors of such corporation; nor are there any corporations, partnerships, joint ventures or other entities in which MFC or MBC has, or pursuant to any agreement has the right to acquire at any time by any means, directly or indirectly, an equity interest or investment.

     Section 4.3  Location of Offices, Books and Records.
     -----------  --------------------------------------

     Schedule I annexed hereto, as amended from time to time pursuant to Section
6.9 hereof, completely and accurately lists all places at which (i) each Borrower maintains its books and records relating to, among other things, its Loans, (ii) either Borrower has any places of business and (iii) each Borrower has its chief executive office.

     Section 4.4  Corporate Power; Authorization.
     -----------  ------------------------------

     Each Borrower has the corporate, or limited liability company, as the case may be, power and authority and the legal right to make, deliver and perform this Agreement and the other Loan Documents to which it is a party. Each Borrower has taken all necessary corporate, or limited liability company, as the case may be, action (including, but not limited to, the obtaining of any consent of stockholders required by law or by the Certificate of Incorporation or By-Laws in the case of MFC and obtaining of any consent of members required by law or by the Certificate of Formation or Operating Agreement in the case of MBC) to authorize the execution, delivery and performance of the Loan Documents to which it is a party or by which it is otherwise affected and to authorize the transactions contemplated hereby and thereby.

     Section 4.5  Enforceable Obligations.
     -----------  -----------------------

     Each Loan Document, and each other instrument and document executed by a Borrower and delivered to the Agent pursuant to Section 5.1 hereof, constitutes the legal, valid and binding obligation of such Borrower, enforceable in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and general principles of equity, and there are no actions, suits or proceedings pending or, to the knowledge of such Borrower, threatened against, or affecting, a Borrower or any of its officers or directors calling into question the legality, validity or enforceability of any thereof.

     Section 4.6  No Violation of Agreements; Compliance with Law.
     -----------  -----------------------------------------------

     Neither Borrower is in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it or any of its properties may be bound. Neither the execution and delivery of the Loan Documents nor any of the instruments and documents to be delivered by a Borrower pursuant to this Agreement or the other Loan Documents, nor the consummation of the transactions herein and therein contemplated, nor compliance with the provisions hereof or thereof will violate any law or regulation, or any order or decree of any court or governmental instrumentality, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which a Borrower is a party or by which it may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of a Borrower except as expressly permitted by this Agreement, or violate any provision of the Certificate of Incorporation, By-Laws or any preferred stock provisions of MFC or violate any provision of the Certificate of Formation or Operating Agreement of MBC.

     Section 4.7  Agreements.
     -----------  ----------

     Neither Borrower is a party to any agreement or instrument or subject to any corporate or limited liability company (as the case may be) restriction (including any restriction set forth in the Certificate of Incorporation, By-Laws or preferred stock provisions in the case of MFC or set forth in the Certificate of Formation or Operating Agreement in the case of MBC) that could have a Material Adverse Effect.

     Section 4.8  No Material Litigation.
     -----------  ----------------------

     There are no actions, suits or proceedings pending or, to the knowledge of either Borrower, threatened, against, or affecting either Borrower or any of its officers or directors before any court, arbitrator or governmental or administrative body or agency which, if adversely determined, might have a Material Adverse Effect. No injunction, writ, restraining order or other order of any nature adverse to either Borrower or the conduct of its business or inconsistent with the due consummation of such transactions has been issued by any

Governmental Authority. Neither Borrower is in default under any applicable statute, rule, order, decree or regulation of any court, arbitrator or governmental body or agency having jurisdiction over such Borrower.

     Section 4.9   Good Title to Properties.
     -----------   ------------------------

     Each Borrower has good and marketable title to all its properties and assets, subject to no Liens of any kind (except as expressly permitted under this Agreement).

     Section 4.10  Margin Regulations.
     ------------  ------------------

     Neither Borrower is obligated to register with the Board as a "lender" as such term is defined in Regulation U as amended (12 C.F.R. Part 207), issued by the Board. The proceeds of the borrowings made pursuant to this Agreement will be used by the Borrowers only for the purposes set forth in Section 2.8 hereof. None of such proceeds and none of the proceeds of any loan or advance made by a Borrower will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U as amended (12 C.F.R. Part 221), issued by the Board, or for the purposes of maintaining, reducing or retiring any Indebtedness that originally was incurred to purchase or carry margin stock or for any other purpose that might constitute any of the Revolving Credit Loans, Swing Line Loans or Term Loans under this Agreement or any such loans or advances a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither a Borrower nor any agent acting on behalf of either of them has taken or will take any action that might cause this Agreement or any of the documents or instruments delivered pursuant hereto or other Loan Documents to violate any regulation of the Board or to violate the Securities Exchange Act of 1933, as amended.

     Section 4.11  [Reserved]
     ------------  ----------

     Section 4.12  Investment Company.
     ------------  ------------------

     MFC is a "business development company" and an "investment company," as such term is defined in the 1940 Act. MBC is not a "business development company" and is not an "investment company," as such term is defined in the 1940 Act. The acquisition of the Notes by the Banks, the application of the proceeds and repayment thereof by the Borrowers and the performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

     Section 4.13  Disclosure.
     ------------  ----------

     No representation or warranty made by either Borrower in any Loan Document or any other document furnished from time to time in connection herewith or therewith contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to either Borrower or any of its officers or directors which has, or which in the future might have, in the reasonable judgment of either Borrower, a Material Adverse Effect, except as set forth or referred to in this Agreement or in another document or instrument heretofore furnished to the Banks.

     Section 4.14  Taxes and Claims.
     ------------  ----------------

     Each Borrower has filed or caused to be filed, all Federal, state and local tax returns and reports which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or charges imposed on it or any of its property by any Governmental Authority (other than those the amount or validity of which are currently being diligently contested in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the applicable Borrower); and no tax liens have been filed and, to the knowledge of each Borrower, no claims are being asserted with respect to any such taxes, fees or other charges. Each Borrower, to the best of its knowledge, has paid and discharged all lawful claims for labor, material, supplies and anything else which might or could, if unpaid, become a Lien on any of its properties (other than those the amount or validity of which are currently being diligently contested in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the applicable Borrower).

     Section 4.15  Licenses and Permits.
     ------------  --------------------

     Each Borrower possesses all the licenses, permits, approvals and consents of Federal, state and local governments and regulatory authorities and rights in any thereof, adequate for the conduct of its business as now conducted, without conflict with the rights or claimed rights of others. Neither Borrower has received any notice nor does either Borrower have any knowledge or reason to believe that any appropriate authority intends to cancel, terminate or modify any of such licenses or permits or that valid grounds for such cancellation, termination or modification exist.

     Section 4.16  Consents.
     ------------  --------

     No consent, authorization or action of, or filing with, any Governmental Authority or any other Person is required to authorize, or is otherwise required of either Borrower in connection with, the execution, delivery, performance, validity or enforceability of the Loan Documents or any of the instruments or documents to be delivered pursuant to the Loan Documents.

     Section 4.17  Employee Benefit Plans.
     ------------  ----------------------

     (a) None of the Plans maintained at any time by either Borrower, or any ERISA Affiliate thereof or the trusts created thereunder has engaged in a Prohibited Transaction which could subject any such Plan or trust to a material tax, liability or penalty on or resulting from Prohibited Transactions imposed under Code Section 4975 or ERISA.

     (b) None of the Plans which are employee pension benefit plans maintained at any time by either Borrower, or any ERISA Affiliate thereof, or the trusts created thereunder has been terminated in a manner that results or could result in a liability to either Borrower in excess of $50,000, nor has either Borrower, any ERISA Affiliate thereof, or any such Plan of either Borrower or any ERISA Affiliate incurred any liability to the PBGC in excess of $50,000, other than for required insurance premiums which have been paid when due; neither a Borrower nor any ERISA Affiliate thereof has withdrawn from or caused a partial withdrawal to occur with respect to any Multiemployer Plan within the meanings of Sections 4203 and 4205 of ERISA the effect of which was a liability or potential liability to either Borrower in excess of $50,000; and each Borrower and each ERISA Affiliate has made or provided for all contributions to all employee pension benefit plans which they maintain and which were required under ERISA or the Code as of the end of the most recent fiscal year under each such plan; no such employee pension benefit plan has incurred any Accumulated Funding Deficiency the effect of which was a liability or potential liability to either Borrower in excess of $50,000, whether or not waived; nor has there been any Reportable Event, or other event or condition which presents a risk of termination of any such Plan by the PBGC, which termination could result in a potential liability to either Borrower in excess of $50,000.

     (c) The present value of all accrued benefits under the Plans, if any, which are employee pension benefit plans did not, as of the most recent valuation date for each such Plan, exceed by more than $50,000 the then current value of the assets of such Plans allocable to such accrued benefits.

     (d) Each employee pension benefit plan maintained by each Borrower and each ERISA Affiliate has been administered in accordance with its terms and is in compliance in all material respects with all applicable requirements of ERISA and other applicable laws, regulations and rulings.

     (e) As used in this Section 4.17 the term "employee Pension benefit Plan" and "accrued benefits" shall have the respective meanings assigned to them in ERISA.

     Section 4.18  Financial Condition.
     ------------  -------------------

     The consolidated balance sheets of MFC for the fiscal years ended December 31, 1997 and December 31, 1998 and the related consolidated statements of income, retained earnings and cash flow for the fiscal years ended on said dates, as certified by the Independent Public Accountants present fairly the consolidated financial condition of MFC as at the date of such balance sheets, and the results of its operations for such periods. All such financial statements have been prepared in accordance with GAAP applied on a basis consistent with that of the comparable preceding period, and since the dates of the financial statements relating to the fiscal year ended December 31, 1998 mentioned above, there has been no material adverse change in the consolidated condition, financial or otherwise, of either Borrower.

     Section 4.19  Environmental Laws, Etc.
     ------------  -----------------------

     (a) All Property heretofore, now or hereafter owned or operated by each Borrower complied, complies and will comply in all material respects with all applicable Federal, state and local, environmental, health and safety statutes, guidelines, codes, ordinances and regulations;

     (b) such Property does not contain and is not being and has not been used to generate, manufacture, refine, produce, store, handle, transfer, process, dispose of, or transport, any Hazardous Materials in violation of any material applicable Federal, state or local law or regulation;

     (c) there are no underground storage tanks or surface impoundments located on, under, or within such Property in violation of any material applicable Federal, state or local law or regulation; and

     (d) all property that heretofore has secured, is now securing or hereafter shall secure any Loan shall be subject to the same representations and warranties as are made in respect of the Property in subsections (a), (b) and
(c) of this Section 4.19.

     Section 4.20  Event of Default.
     ------------  ----------------

     No event has occurred and is continuing that constitutes a Default or an Event of Default or would constitute such a Default or Event of Default after notice or lapse of time or both.

     Section 4.21  Solvency.
     ------------  --------

     Each Borrower is Solvent, and will not, as a result of the transactions contemplated hereby or by the Loan Documents cease to be Solvent.

     Section 4.22  Priority; Continued Effectiveness.
     ------------  ---------------------------------

          Except as otherwise permitted hereunder, the Agent, for the ratable benefit of the Banks and the Swing Line Lender, has a valid and perfected first priority security interest in and to all Collateral, enforceable against each Borrower and all third parties in all relevant jurisdictions and securing the payment of the Revolving Credit Loans, Swing Line Loans and Term Loans and all other sums payable under or in connection with the Loan Documents. The MFC Security Agreement continues to be effective to create in favor of the Agent, for the ratable benefit of the Banks and the Swing Line Lender, a valid and perfected first priority (except as otherwise permitted hereunder) security interest in and to the Collateral described therein securing the payment of the Revolving Credit Loans, Swing Line Loans and Term

Loans and all other sums payable under or in connection with the Loan Documents, whether incurred prior to or after the Restatement Effective Date. No additional Borrower Financing Statements are required to be filed as of the Restatement Effective Date in order to maintain the perfection and priority of the security interests created pursuant to the MFC Security Agreement.

     Section 4.23  Advertising, Origination and Servicing Activities.
     ------------  -------------------------------------------------

     All advertising, origination and servicing activities, procedures and materials used with regard to any Loan made or accounts acquired, collected or serviced by either Borrower comply with all applicable Federal, state and local laws, ordinances, rules and regulations, including but not limited to those related to usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, rescission rights and disclosures, except where failure to comply would not have a Material Adverse Effect.

     Section 4.24  Activities.
     ------------  ----------

     The only transactions engaged in by each Borrower in the ordinary course of its business consist of: (i) the making and servicing of Loans and Investments [(in the case of MBC, in compliance with the SBI Act and the SBA Regulations promulgated thereunder)]; and (ii) transactions incidental to the foregoing.

     Section 4.25  Year 2000 Issue.
     ------------  ---------------

     Each Borrower and its Subsidiaries have reviewed the effect of the Year 2000 Issue on the computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for such Borrower and its Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such computer systems of such Borrower and its Subsidiaries interface). The costs to such Borrower and its Subsidiaries of any reprogramming required as a result of the Year 2000 Issue to permit the proper functioning of such systems and equipment and the proper processing of data, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the Year 2000 Issue to such Borrower or any of its Subsidiaries (including reprogramming errors and the failure of systems or equipment supplied by others) are not reasonably expected to result in a Default or Event of Default or to have a material adverse effect on the business, assets, operations, prospects or condition (financial or otherwise) of either Borrower or any of its Subsidiaries.

     Section 4.26  No Transfer to BL.
     ------------  -----------------

     No transfers of the proceeds of the Revolving Credit Loans, Swing Line Loans or Term Loans were made by MFC to BL prior to the Restatement Effective Date.

     ARTICLE 5 CONDITIONS PRECEDENT

     Section 5.1  Conditions to Initial Revolving Credit Loan and Initial Swing
     -----------  -------------------------------------------------------------
Line Loan.
---------

     The obligation of (i) the Banks to make the initial Revolving Credit Loan and (ii) the Swing Line Lender to make its first Swing Line Loan under the Original Agreement, were each subject to the satisfaction on the Original Effective Date of the conditions precedent set forth in Section 5.1 of the Original Agreement. The obligation of (i) the Banks to make the Initial Revolving Credit Loan and (ii) the Swing Line Lender to make its first Swing Line Loan hereunder, are each subject to the satisfaction on the Restatement Effective Date of the following conditions precedent:

     (a) The Agent and the Swing Line Lender shall have received, on or before making the initial Swing Line Loan a Swing Line Note conforming to the requirements hereof in the form of Exhibit D hereto, executed by an Authorized
                                   ---------
Representative of MBC; and the Agent and each Bank shall have received, on or before making the Initial Revolving Credit Loan, the following, each in form and substance satisfactory to the Agent and each Bank in all respects:

          (i) a Revolving Credit Note conforming to the requirements hereof in the form of Exhibit B hereto, executed by an Authorized Representative of MBC
            ---------
and, in addition, for each Bank party to this Agreement as of the Restatement Effective Date which was not party to the Original Agreement, a Revolving Credit Note conforming to the requirements hereof in the form of Exhibit B hereto,
                                                          ---------
executed by an Authorized Representative of MFC;

          (ii) evidence satisfactory to the Banks that there is no outstanding Indebtedness or Liens except Permitted Indebtedness and Permitted Liens;

          (iii) the MBC Security Agreement in the form of Exhibit F, executed
                                                          ---------
by an Authorized Representative of MBC;

          (iv) evidence satisfactory to the Banks that such additional Borrower Financing Statements as the Agent and the Banks require in connection with the amendments effected by this Agreement have been executed and delivered to the Agent in a form acceptable to the Agent, such that the security interests described in the Security Documents constitute valid and perfected first priority security interests, subject only to Liens permitted pursuant to Section
8.1 hereof;

          (v) the results of a search of all filings made against MBC under the UCC as in effect in any relevant state, indicating that the Collateral is free and clear of any Lien or encumbrance, other than Permitted Liens;

          (vi) an opinion of counsel to the Borrowers substantially in the form of Exhibit H hereto; such opinion shall also cover such other matters incident
   ---------
to the transactions contemplated by this Agreement and the other Loan Documents as the Required Banks reasonably may require;

          (vii) (A) a copy of the Certificate of Incorporation of MFC and all amendments thereto, certified as of the date hereof by the Chief Financial Officer of MFC (or a certificate of even date herewith of the Chief Financial Officer of MFC certifying that there have been no amendments to the Certificate of Incorporation of MFC since the amendment thereto filed in the office of the Secretary of State of Delaware on July 1, 1998, a certified copy of which was delivered to the Agent on the Original Effective Date), and (B) a copy of the Certificate of Formation of MBC and all amendments thereto, certified as of the date hereof by the Chief Financial Officer of MBC;

          (viii) (A) a copy of the By-laws of MFC certified as of the date hereof by the Chief Financial Officer of MFC (or a certificate of even date herewith of the Chief Financial Officer of MFC certifying that the Bylaws of MFC adopted on May 22, 1996, a certified copy of which was delivered to the Agent on the Original Effective Date, remain in full force and effect) and (B) a copy of the Operating Agreement of MBC in effect as of the Restatement Effective Date, certified as of the date hereof by the Chief Financial Officer of MBC;

          (ix) certified copies of the resolutions of the Board of Directors of MFC and of the Managers or applicable governing body of MBC, each approving each of the Loan Documents and each of the other instruments and documents to be executed by it and delivered to the Banks pursuant to this Agreement or any other Loan Document, certified by the Chief Financial Officer of the applicable Borrower, and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect thereto;

          (x) certificates of the Chief Financial Officer of each Borrower certifying the names and true signatures of the officers of such Borrower authorized to sign each document to which it is a signatory and which is to be delivered by it hereunder or pursuant to any other Loan Document to which it is a party;

          (xi) a certificate of the Chief Financial Officer of each Borrower to the effect that (A) the financial statements referred to in Section 4.18 hereof present fairly the financial condition of such Borrower as of the date and for the period of such financial statements and (B) no material adverse change in the condition, financial or otherwise, of such Borrower has occurred since the date of such financial statements;

          (xii) a certificate of an Authorized Representative of each Borrower to the effect that such Borrower has in effect all insurance coverage required pursuant to Section 6.3 hereof;

          (xiii) originals of instruments and other documents constituting part of the Collateral or Underlying Collateral as the Agent may request in order to perfect its security interest, on behalf of the Banks, in such Collateral;

          (xiv) copies of all other documents, instruments and agreements requested by the Agent in connection with the transactions contemplated by this Agreement and the other Loan Documents;

          (xv)   a Borrowing Base Certificate in the form of Exhibit G from each
                                                             ---------
Borrower; and

          (xvi) the rights of the Agent and the Banks under each of the MFC Security Agreement, the MBC Security Agreement, the Mortgage Assignments and the Borrower Financing Statements shall be and continue in full force and effect after the Restatement Effective Date (subject to the filing of any continuation statements required by the UCC).

     (b) MFC is a corporation, and MBC is a limited liability company, each duly organized and validly existing, has all licenses, permits and authorizations necessary to own its properties and to carry on its business as now conducted and proposed to be conducted and is in good standing in the jurisdiction of its organization and in each other jurisdiction in which the nature of its business or ownership or use of its property requires such qualification and the Agent shall receive such evidence thereof, as it or the Required Banks may request.

     (c) All requisite corporate or limited liability company (as applicable) action and proceedings in connection with the Loan Documents shall be satisfactory in form and substance to the Agent and the Banks, and the Agent and the Banks shall have received all information and copies of all documents, including without limitation, records of requisite corporate action and proceedings which the Agent, the Banks and Emmet, Marvin & Martin, LLP, as counsel to the Agent, may have requested in connection therewith, such documents, where so requested, to be certified by appropriate corporate officers or Governmental Authorities.

     (d) All necessary approvals, authorizations and consents, if any be required, of any Governmental Authority having jurisdiction with respect to any of the Collateral and the transactions contemplated by this Agreement and the other Loan Documents shall have been obtained. In addition, each Borrower shall be in compliance with all laws, rules, regulations, orders and administrative guidelines applicable to the operation of its business, including, without limitation, those of the SBA.

     (e) All representations, warranties, covenants and agreements contained in any Loan Document shall be true and correct in all material respects, and shall have been performed (to the extent required to be performed on or prior to the Restatement Effective Date), as of the Restatement Effective Date.

     (f) MFC shall have paid to the Agent and each Bank party to the Original Agreement all amounts which are required to be paid to the Agent and each such Bank on or before the Restatement Effective Date pursuant to the Original Agreement.

     (g)  The Intercompany Demand Loan Documents shall have been terminated.

     Section 5.2  Conditions to All Revolving Credit and Term Loans.
     -----------  -------------------------------------------------

     The obligation of the Banks to make any Revolving Credit Loans (including the Initial Revolving Credit Loan) and any Term Loans and the obligation of the Swing Line Lender to make any Swing Line Loan (including any initial Swing Line
Loan) is further subject to the satisfaction of the following conditions precedent:

     (a) each of the representations and warranties made by a Borrower in or pursuant to any Loan Document or which are contained in any agreement, instrument, certificate, document or other writing furnished at any time under or in connection herewith or therewith shall be true and correct in all material respects when made and on and as of the date of the making of such Revolving Credit Loan or Term Loan or Swing Line Loan (except to the extent any representation or warranty expressly relates to an earlier date, in which case it shall continue to be true as of such date);

     (b) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Revolving Credit Loans or Term Loans or Swing Line Loans to be made on such date;

     (c) no event, action or condition has occurred that would adversely affect the validity or enforceability of, or the authority of either Borrower to perform its obligations under, any of the Loan Documents to which it is a party.

     (d) after taking into account Revolving Credit Loans and/or Term Loans and/or Swing Line Loans to be made on such date, (i) the aggregate unpaid balance of all Swing Line Loans to MFC plus the aggregate unpaid balance of all
                                       ----
Revolving Credit Loans to MFC plus the aggregate unpaid balance of all Term
                              ----
Loans to MFC shall not exceed the MFC Borrowing Base and (ii) the aggregate unpaid balance of all Swing Line Loans to MBC plus the aggregate unpaid balance
                                              ----
of all Revolving Credit Loans to MBC plus the aggregate unpaid balance of all
                                     ----
Term Loans to MBC shall not exceed the MBC Borrowing Base.

     Each borrowing by the Borrowers hereunder shall constitute a representation and warranty by each Borrower as of the date of such borrowing that the conditions in clauses (a), (b), (c) and (d) of this Section 5.2 have been satisfied.

     ARTICLE 6 AFFIRMATIVE COVENANTS

     Each Borrower covenants and agrees that, until the Notes together with interest and all other Indebtedness of the Borrowers to the Agent, the Swing Line Lender and the Banks under the Loan Documents are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments are terminated, unless specifically waived in writing by the Agent and the Required Banks:

     Section 6.1  Financial Statements and Other Information.
     -----------  ------------------------------------------

     The Borrowers shall furnish to the Agent and each Bank:

     (a) as soon as practicable and in any event within 45 days after the close of each calendar quarter, beginning with the calendar quarter ending June 30, 1999, a detailed schedule of all outstanding Loans of each Borrower setting forth (i) the aging, on a contractual basis, of each Loan and (ii) the aggregate dollar amount of Loans as to which any amendments or modifications to or waivers of any terms thereof have been made during the quarter as a result of the Person to whom such Loan was made being unable to comply (for whatever reason) with the terms thereof;

     (b) at the request of the Agent (which request shall not be made, unless an Event of Default has occurred and is continuing, on more than one occasion in each calendar year), a schedule setting forth as to each Borrower (i) the number of Medallion Rights pledged to such Borrower as security for Loans made by it,
(ii) the then outstanding aggregate principal amount of the Loans secured by such Medallion Rights and (iii) such Borrower's good-faith best estimate (along with supporting documentation) of the current fair market value of the operating rights and licenses evidenced by Medallions included in such Medallion Rights;

     (c) monthly, and not later than 10 Business Days after the last day of each month, a Borrowing Base Certificate indicating a separate computation of the MFC Borrowing Base and the MBC Borrowing Base, covering the immediately preceding month;

     (d) as soon as practicable and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of MFC, beginning with the fiscal quarter ending June 30, 1999, a consolidated and consolidating balance sheet, a statement of income and retained earnings and a statement of cash flow of each Borrower, as at the end of and for the quarterly period then ended and for the period commencing at the end of the previous fiscal year and ending with such quarter, setting forth the corresponding figures for the appropriate periods of the previous fiscal year in comparative form, all in reasonable detail (which detail, if requested by the Agent, shall include data as to non-accruals and related collateral, repossessions, charge-offs and reconciliation for allowance for losses) and be reviewed by the Independent Public Accountants and certified by the chief executive officer, chief operating officer, chief financial officer, or chief accounting officer of each Borrower to be true and correct and to have been prepared in accordance with GAAP (except for the omission of footnotes), subject to normal recurring year-end audit adjustments;

     (e) as soon as practicable and in any event within 90 days after the end of each fiscal year of MFC commencing with the fiscal year ending December 31, 1999, a consolidated and consolidating balance sheet, a statement of income and retained earnings and a statement of cash flow of each Borrower, as at the end of and for the fiscal year just closed, setting forth the corresponding figures of the previous fiscal year in comparative form, all in reasonable detail (which detail, if requested by the Agent, shall include data as to non-accruals and related collateral, repossessions, charge-offs and reconciliation for allowance for losses), presented in a manner consistent with the financial statements of each Borrower for the preceding fiscal year, and, with respect to such consolidated statements, certified (without any qualification or exception deemed material by the Agent or any Bank) by the Independent Public Accountants; and concurrently with such financial statements, a written statement, addressed to the Agent and the Banks, signed by such Independent Public Accountant to the effect that, in making the examination necessary for their certification of such financial statements, they have not obtained, as of the end of such fiscal year, any knowledge of the existence of any Default or Event of Default, or, if such accountants shall have obtained from such examination any such knowledge, they shall disclose in such written statement the Default or Event of Default;

     (f) concurrently with the delivery of the schedules or financial statements required to be furnished under Sections 6.1(a) or 6.(d) hereof, a certificate signed by the chief executive officer, chief operating officer, chief financial officer, or chief accounting officer of each Borrower, and concurrently with the delivery of the financial statements required to be furnished under Section 6.1(e) hereof, a certificate signed by the Independent Public Accountants, and promptly upon the occurrence of any Default or Event of Default, a certificate signed by the chief executive officer, chief operating officer, chief financial officer, or chief accounting officer of each Borrower or such Independent Public Accountants, if a Default or Event of Default shall have occurred during the period of their review, in each case stating (i) that a review of the activities of each Borrower during such period has been made under his or their, as the case may be, immediate supervision with a view to determining whether each such Borrower has observed, performed and fulfilled all of its obligations under this Agreement, and (ii) that there existed during such period no Default or Event of Default (provided that, as to a certificate prepared by the Independent Public Accountants, such period, as it relates to the compliance by each Borrower with covenants contained in Articles VII and VIII hereof shall apply to the fiscal period covered by their review) or if any such Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action the Borrowers propose to take, or have taken, with respect thereto; each such certificate shall be accompanied by a schedule setting forth the computations as of the end of such period of each of the financial ratios, tests or covenants specified in Article VII and Sections 6.15, 8.2, 8.3, and 8.14 hereof;

     (g) concurrently with the delivery of the financial statements required to be furnished under Section 6.1(e) hereof, (i) any management letters prepared by the Independent Public Accountants described above, setting forth weaknesses in the accounting and control procedures of either Borrower and (ii) projections (in a format satisfactory to the Agent) for the fiscal year immediately following the fiscal year for which such financial statements were provided;

     (h) promptly upon receipt thereof with respect to each Borrower, copies of
(i) all financial reports (including, without limitation, management letters), if any, submitted to such Borrower by its auditors in connection with each annual, interim or special audit of its books by such auditors, (ii) all "vault count opinions" submitted to such Borrower in connection with each inspection by such auditors of the documents evidencing such Borrower's Loans and the Underlying Collateral securing such Loans, (iii) all audits submitted to such Borrower by the SBA or any other Governmental Authority and (iv) all reports, letters or other documents submitted to such Borrower by the SBA or any other Governmental Authority relating to a material change in such Borrower's business or the rules and regulations promulgated by any Governmental Authority applicable thereto, including, without limitation, the SBI Act, the SBA Regulations, the 1940 Act and the Code;

     (i) annually, when furnished to MFC, a copy of the Independent Public Accountant's annual management letter provided to MFC; and

     (j) with reasonable promptness, such other information respecting the business, operations and financial condition of either Borrower as the Agent or any of the Banks from time to time reasonably may request.

     Section 6.2  Taxes and Claims.
     -----------  ----------------

     (a) Each Borrower shall pay promptly when due, (i) all material sales, use, excise, personal property, income, withholding, corporate franchise and all other taxes, assessments and governmental charges upon or against or relating to such Borrower or its ownership or use of any of its properties, assets, income or gross receipts unless and to the extent that such charges are being diligently contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of such Borrower, and (ii) all lawful claims, whether for labor, materials, supplies, services or anything else which might or could, if unpaid, become a Lien or charge upon the properties or assets of such Borrower or any of its Subsidiaries, which Lien would not be permitted under this Agreement, unless and to the extent such claims are being diligently contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of such Borrower.

     (b) Neither Borrower shall permit, or suffer to remain, and will promptly discharge, any Lien (other than a Permitted Lien) arising from any unpaid tax, assessment, levy or governmental charge.

     (c) In the event either Borrower shall fail to pay any such tax, assessment, levy or governmental charge or to discharge any such Lien (other than a Permitted Lien), then the Agent, without waiving or releasing any obligation or default of the Borrowers hereunder, may at any time or times hereafter, but shall be under no obligation to do so, make such payment, settlement, compromise or release or cause to be released any such Lien, and take any other action with respect thereto which the Agent deems advisable. All sums paid by the Agent in satisfaction of, or on account of any tax, levy or assessment or governmental charge, or to discharge or release any Lien, and any expenses, including reasonable attorneys' fees actually incurred, court costs and other charges relating thereto, shall become a part of the Obligations secured by the Collateral, payable on demand.

     Section 6.3  Insurance.
     -----------  ---------

     (a) Each Borrower shall (i) keep all of its properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards and (ii) maintain adequate insurance at all times with responsible carriers against liability on account of damage to persons and property and under all applicable workers' compensation laws. For the purposes of this Section 6.3(a), insurance shall be deemed adequate if the same is not less extensive in coverage and amount than is customarily maintained by other persons engaged in the same or similar business similarly situated.

     (b) Each Borrower, from time to time upon request of the Agent or any Bank, promptly shall furnish or cause to be furnished to the Agent and any such requesting Bank evidence, in form and substance satisfactory to the Agent and such Bank (if requested by a Bank), of the maintenance of all insurance required by this Section 6.3 to be maintained, including, but not limited to, such originals or copies as the Agent or such Bank may request of policies, certificates of insurance, riders and endorsements relating to such insurance and proof of premium payments.

     Section 6.4  Books and Records.
     -----------  -----------------

     Each Borrower shall maintain, at all times, true and complete books, records and accounts in which true and correct entries shall be made of its transactions in accordance with GAAP consistently applied and in compliance with the regulations of any governmental regulatory body having jurisdiction over it.

     Section 6.5  Properties in Good Condition.
     -----------  ----------------------------

     Each Borrower shall keep its properties in good repair, working order and condition (subject to such wear and tear as may occur in the ordinary course of business) and, from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management.

     Section 6.6  Inspection by the Banks.
     -----------  -----------------------

     Each Borrower shall allow any representative of the Agent or any of the Banks to visit and inspect any of the properties of such Borrower to examine and audit the books of account and other records and files of such Borrower, to make copies thereof and to discuss the affairs, business, finances and accounts of such Borrower with its officers and employees, all at such reasonable times and as often as the Agent any of the Banks may request; provided, that, at least
                                                    --------  ----
once each calendar year such an inspection shall be conducted by the Agent at the request of the Required Banks (or without such a request if the Agent shall deem it necessary or advisable). Reasonable expenses incurred in connection with one such audit and inspection requested by the Required Banks or the Agent each year shall be paid by the Borrowers, with any additional audits to be at the expense of the Bank performing the same, or at the expense of all Banks if conducted by the Agent, except that, if an Event of Default shall have occurred and be continuing, all such additional audits shall be at the expense of the Borrowers.

     Section 6.7  Pay Indebtedness to Agent and Perform Other Covenants.
     -----------  -----------------------------------------------------

     Each Borrower shall (a) make full and timely payments to the Agent, for the ratable benefit of the Banks, and the Swing Line Lender, as the case may be, of the principal of and interest on the Notes of such Borrower and all other amounts owed by such Borrower under or pursuant to the Loan Documents, whether now existing or hereafter arising and (b) duly comply with all the terms and covenants contained in each of the instruments and documents furnished in connection with or pursuant to this Agreement or the other Loan Documents, all at the times and places and in the manner set forth therein.

     Section 6.8  Compliance With Laws.
     -----------  --------------------

     Each Borrower shall comply with all applicable laws and regulations, including but not limited to, those of the SBA and Federal, state and local laws and regulations relating to consumer lending, disclosure, collection and licensing where the failure so to comply would have a Material Adverse Effect (other than those the validity of which are being diligently contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided therefor on the books of the applicable Borrower).

     Section 6.9  Notice of Certain Events.
     -----------  ------------------------

     Each Borrower shall promptly, but in no event later than three Business Days after obtaining knowledge thereof, give written notice to the Agent and the Banks of: (a) any material litigation, including arbitrations, and of any investigations or proceedings before any Governmental Authority brought against a Borrower, whether or not the claim is considered by a Borrower to be covered by insurance, which might, if determined adversely, have a Material Adverse Effect, or where the amount involved, when added together with all other amounts involved in any other litigation, investigation, arbitration or proceeding affecting such Borrower, would exceed $500,000, and each Borrower shall, if requested by the Agent or the Required Banks, set up such reserves as it deems necessary (provided, that, such reserves shall be in such amounts such that neither the Agent nor the Required Banks has informed either such Borrower that such reserves are not satisfactory to protect the Agent or the Banks against loss); (b) any written notice of a violation received by a Borrower from any Governmental Authority which, if such violation were established, might have a Material Adverse Effect; (c) any material attachment, judgment, lien, levy or order which may be placed on or assessed against or threatened against a Borrower or the Collateral; (d) any Default or Event of Default or any event that, after notice or lapse of time or both, would become a Default or Event of Default; (e) any other matter that has or causes or may have or cause a Material Adverse Effect with respect to a Borrower; and (f) any change in the corporate name or corporate form of a Borrower, or any change in the information disclosed on Schedule I annexed hereto.

     Section 6.10  Environmental Laws, Etc.
     ------------  -----------------------

     (a) Each Borrower shall keep all Property owned or operated by it free of Hazardous Materials and comply with the requirements of all applicable Federal, state and local environmental, health, safety and sanitation laws, ordinances, regulatory and administrative authorities with respect thereto. Except to the extent it does so on the date hereof and in strict compliance with all applicable laws, neither Borrower shall use any Property to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, process or in any manner deal with, Hazardous Materials, and neither Borrower shall cause or permit, as a result of any intentional or unintentional act or omission on the part of a Borrower or any occupant, tenant or subtenant, the installation or placement of Hazardous Materials onto any Property or onto any other property or suffer the presence of Hazardous Materials on any Property. Each Borrower shall undertake promptly and pursue diligently to completion appropriate remedial clean-up action in the event of any release of Hazardous Materials on, upon or into any real property owned or operated by a Borrower or any real property adjacent thereto.

     (b) Each Borrower agrees to provide the Banks with copies of any notifications of releases of Hazardous Materials that are given by or on behalf of a Borrower to any Governmental Authority with respect to any real property owned or operated by a Borrower. Such copies shall be sent to the Banks concurrently with the mailing or delivery of such copies to the Governmental Authority.

     Section 6.11  Further Assurances.
     ------------  ------------------

     Upon the request of the Agent or the Required Banks, each Borrower at its cost and expense shall duly execute and deliver, or cause to be duly executed and delivered, to the Agent and the Banks such further instruments and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Agent or the Required Banks to carry out more effectually the provisions and purposes of this Agreement and the other Loan Documents.

     Section 6.12  ERISA.
     ------------  -----

     Each Borrower shall deliver to the Agent and the Banks, promptly after (i) the occurrence thereof, notice that an ERISA Termination Event or a Prohibited Transaction with respect to any Plan has occurred, which notice shall specify the nature thereof and such Borrower's proposed response thereto, and (ii) actual knowledge thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan.

     Section 6.13  Corporate or Limited Liability Company Existence.
     ------------  ------------------------------------------------

     Each Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate or limited liability company (as applicable) existence (except as otherwise may be permitted by Section 8.6 hereof) and all rights, licenses, permits and franchises, the termination of which would have a Material Adverse Effect; comply with all laws, regulations, ordinances, rules and orders applicable to it, noncompliance with which would have a Material Adverse Effect; conduct and operate its business in substantially the manner in which it is presently conducted and operated without material alteration or change in the nature of such business; at all times maintain and preserve all property used or useful in the conduct of its business and keep the same in appropriate repair and condition, and from time to time make, or cause to be made, all appropriate repairs, renewals and replacements thereto, so that the business carried on in connection therewith may be properly conducted at all times.

     Section 6.14  Maintenance of Security Interest.
     ------------  --------------------------------

     Each Borrower shall maintain perfected, first priority security interests in the Collateral in favor of the Agent for the benefit of the Banks and the Swing Line Lender in accordance with the terms of the MFC Security Agreement and MBC Security Agreement, subject only to the Liens permitted pursuant to Section 8.1 hereof and taking into account the time required for such Borrower to deliver Collateral to the Agent (which Collateral shall be delivered to the Agent promptly upon receipt thereof by such Borrower); provided, that, the Borrowers shall have no responsibility for a
           --------  ----
breach of this covenant if caused by the gross negligence of the Agent.

     Section 6.15  Maximum Percentage of Commercial Loans.
     ------------  --------------------------------------

     For so long as amounts are owed by either Borrower to the Banks, the Swing Line Lender or the Agent under the Loan Documents or any of the Revolving Credit Commitments remain in effect, not more than 60% of the aggregate principal amount of all Loans made by the Borrowers and then outstanding shall be Commercial Loans.

     Section 6.16  Year 2000 Issue.
     ------------  ---------------

     Each Borrower shall take, and shall cause each of its Subsidiaries to take, all necessary action to complete in all material respects by October 31, 1999, the reprogramming of computer software, hardware and firmware systems and equipment containing embedded microchips owned or operated by or for such Borrower and its Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such systems of such Borrower or any of its Subsidiaries interface) required as a result of the Year 2000 Issue to permit the proper functioning of such computer systems and other equipment and the testing of such systems and equipment, as so reprogrammed. At the request of the Agent, each Borrower shall provide, and shall cause each of its Subsidiaries to provide, to the Agent and the Banks reasonable assurance of its compliance with the preceding sentence.

     Section 6.17  Borrowers' Manuals.
     ------------  ------------------

     Not later than 90 days after the Restatement Effective Date, MBC shall provide to the Agent and each Bank a copy of its then operative credit policy manual and a copy of its then operative operating manual; not later than July 5, 1999, MFC shall notify the Agent and each Bank of any and all material changes made to its credit policy manual and/or operating manual from the copies of such manuals delivered pursuant to Section 6.17 of the Original Agreement and thereafter each Borrower shall notify the Agent and each Bank of any and all material changes to such manuals from those most recently delivered.

     Section 6.18  Principal Office of Clients.
     ------------  ---------------------------

     Within five Business Days of any request therefor from the Agent, each Borrower shall update Schedule II to this Agreement to provide, to the best of such Borrower's knowledge, each location at which each Client has its principal or chief executive office.

     ARTICLE 7 FINANCIAL COVENANTS

     Each Borrower covenants and agrees that, until the Notes, together with interest and all other Indebtedness of the Borrowers to the Agent, the Swing Line Lender and the Banks under this Agreement and the other Loan Documents, are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments are terminated, neither Borrower shall, without the prior written consent of the Agent and the Required Banks:

     Section 7.1   Maximum Leverage Ratio.
     -----------   ----------------------

     Suffer or permit the ratio of (A) Total Adjusted Liabilities of MFC to (B) Tangible Net Worth of MFC to be more than 1:1 at any time (notwithstanding the definition of Total Adjusted Liabilities, for purposes of this Section 7.1, such Total Adjusted Liabilities shall only include the Total Adjusted Liabilities of MFC and shall exclude the Total Adjusted Liabilities of MBC).

     Section 7.2   Maximum Adjusted Leverage Ratio.
     -----------   -------------------------------

     Suffer or permit the ratio of (A) the sum of Total Adjusted Liabilities to
(B) Adjusted Tangible Net Worth to be more than 3:1 at any time.

     Section 7.3   Borrowing Base.
     -----------   --------------

     Suffer or permit (A) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving Credit Loans plus the
----                                                            ----
aggregate unpaid balance of all Term Loans to exceed the sum of the MFC Borrowing Base and the MBC Borrowing Base, or (B) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid balance of all Revolving
                        ----
Credit Loans plus the aggregate unpaid balance of all Term Loans that have been
             ----
used directly or indirectly by MBC to exceed the MBC Borrowing Base, or (C) the aggregate unpaid balance of all Swing Line Loans plus the aggregate unpaid
                                                 ----
balance of all Revolving Credit Loans plus the aggregate unpaid balance of all
                                      ----
Term Loans that have been used directly or indirectly by MFC to exceed the MFC Borrowing Base.

     Section 7.4   Minimum EBIT to Interest Expense Ratio.
     -----------   --------------------------------------

     (a) Suffer or permit the ratio, on a rolling four quarter basis, of (a) MFC's consolidated EBIT plus MFC's consolidated Interest Expense to (b) MFC's consolidated Interest Expense to be less than 1.50:1 at any period of determination.

     (b) Suffer or permit the ratio, on a rolling four quarter basis, of (a) EBIT of MFC (provided that, notwithstanding the definition of EBIT, for purposes of this Section 7.4(b), Interest Expense included in EBIT of MFC shall include only the Interest Expense of MFC and shall exclude the Interest Expense of MBC) plus EBIT of MBC (provided that , notwithstanding the definition of EBIT, for purposes of this Section 7.4(b), Interest Expense included in EBIT of MBC shall include only the Interest Expense of MBC) to (b) Interest Expense of MFC (on an unconsolidated basis, as described in clause (a)) plus Interest Expense of MBC (on an unconsolidated basis as described in clause (a)) to be less than 1.35:1 at any period of determination.

     Section 7.5   Minimum Asset Quality.
     -----------   ---------------------

     Suffer or permit, on a rolling twelve-month period, its aggregate Net Realized Loss to be greater than (i) with respect to Medallion Loans, 3% of the average aggregate principal balances of all outstanding Medallion Loans during any applicable period of determination, or (ii) with respect to Commercial Loans, 5% of the average aggregate principal balances of all outstanding Commercial Loans during any applicable period of determination.

     ARTICLE 8 NEGATIVE COVENANTS

     Each Borrower covenants and agrees that until the Notes together with interest and all other Indebtedness of the Borrowers to the Agent, the Swing Line Lender and the Banks under this Agreement are paid in full and the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments are terminated, neither Borrower shall, without the prior written consent of the Agent and the Required Banks:

     Section 8.1   Liens.
     -----------   -----

     Create, assume or suffer to exist any Lien upon any of its property or assets, whether now owned or hereafter acquired; provided, however, that the foregoing restriction and limitation shall not apply to the following Liens (the "Permitted Liens"):
 ---------------

     (a) Liens created under the MFC Security Agreement or the MBC Security Agreement or other Liens in favor of the Agent or the Banks;

     (b) Liens existing on property at the time acquired by a Borrower after the date of the financial statements referred to in Section 4.18 hereof, provided that such Lien was not incurred, directly or indirectly, in
--------
anticipation or contemplation of such acquisition;

     (c) Liens constituting renewals, extensions or refundings of Liens permitted by clause (b) above, provided that the principal amount of the Indebtedness secured by any such new Lien does not exceed the principal amount of the Indebtedness being renewed, extended or refunded at the time of renewal, extension or refunding thereof and that such new Lien attaches only to the same property theretofore subject to such earlier Lien;

     (d) Liens securing taxes, assessments or governmental charges or levies, or the claims or demands of materialmen, mechanics, carriers, workmen, repairmen, warehousemen, landlords and other like Persons, not yet delinquent or which are being actively contested in good faith by appropriate proceedings and in respect of which adequate reserves in conformity with GAAP have been provided on the books of the applicable Borrower;

     (e) other Liens incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its property or assets, or materially impair the use thereof in the operation of its business;

     (f) attachment, judgment and other similar Liens arising in connection with court proceedings, provided that execution or other enforcement of such Liens is effectively stayed, the claims secured thereby are being actively contested in good faith by appropriate proceedings and adequate reserves in conformity with GAAP have been provided on the books of the applicable Borrower; and

     (g) Liens arising in connection with, and securing the cost of, the acquisition of Equipment, provided, that such Lien attaches to such Equipment concurrently with or within 90 days after the acquisition thereof (by purchase, construction or otherwise), and provided, further, that the aggregate amount of Indebtedness securing all such Liens shall not at any time exceed $1,000,000.

     Section 8.2   Indebtedness.
     -----------   ------------

     Create, incur, assume or suffer to exist, contingently or otherwise, any Indebtedness, except:

     (a) Indebtedness of the Borrowers to the Agent, the Swing Line Lender and the Banks arising hereunder or under any of the other Loan Documents;

     (b)  Permitted Debt and Subordinated Debt of the Borrowers;

     (c) Indebtedness secured by Liens described in Section 8.1(b), (c) or (g) hereof; and

     (d) Unsecured current liabilities incurred in the ordinary course of business and paid within 90 days after the due date thereof (unless diligently contested in good faith by appropriate proceedings and, if requested by the Agent, reserved against in conformity with GAAP) other than liabilities that are for money borrowed or are evidenced by bonds, debentures, notes or other similar instruments.

     Section 8.3   Limitation on Loans and Investments.
     -----------   -----------------------------------

     (a) Make, or obligate itself to make, any loan or advance or Investment that is not a Domestic Loan or a Domestic Investment, provided that, the foregoing shall not prohibit the SBA Guaranty.

     (b) Make, or obligate itself to make, any loan or advance or Investment that is not in compliance with the rules and regulations promulgated by any Governmental Authority to which it is subject, including, without limitation, the SBI Act and the SBA Regulations promulgated thereunder and the 1940 Act.

     (c) Make, or obligate itself to make, any Loan if, after giving effect to such Loan, the aggregate outstanding principal amount of all Loans made to any one Person together with its Affiliates would exceed 20% of Adjusted Tangible Net Worth plus Satisfactory Subordinated Debt; provided, that, notwithstanding the definition of Adjusted Tangible Net Worth, as to this covenant as to either Borrower, such term shall mean the Adjusted Tangible Net Worth of such Borrower alone without taking into account the Adjusted Tangible Net Worth of the other Borrower.

     (d) Make, or commit to make, or acquire or commit to acquire, any Commercial Loan to or from any Person if, as a result of such Loan, the applicable Borrower's Commercial Loan concentration in any given industry (determined in accordance with the Standard Industrial Classification promulgated by the Office of Management and Budget) would exceed in principal amount 35% of such Borrower's total Loans outstanding.

     (e) On or after the Restatement Effective Date, make any Investment in any Subsidiary or Affiliate, or any Person that after taking into account such Investment would become a Subsidiary or Affiliate, when taking into account all such Investments in the aggregate the amount or value of such Investments would exceed $15,000,000 during the Initial Term or any Renewal Term.

     (f)  [Reserved].
           --------

     (g) Sell, discount or otherwise dispose of Loans or any Collateral; sell, discount or otherwise dispose of other Receivables or obligations owing to a Borrower or any of its Subsidiaries, with or without recourse, otherwise than
(i) in connection with the grant of any participation in accordance with and to the extent permitted by Section 2.14 hereof, (ii) for collection in the ordinary course of business or (iii) to the Agent for the benefit of the Banks.

     (h) Make, or commit to make, or acquire or commit to acquire, any Loan to or from any Person unless the applicable Borrower reasonably believes that such Loan constitutes, or upon funding or acquisition will constitute, an Eligible Loan; provided, that, it shall not be a breach of this covenant if the Loan
      --------  ----
causing the breach is not in a material amount and in any event is not included in the MBC Borrowing Base or the MFC Borrowing Base.

     (i) Fail to file upon making or acquiring a Loan, all required Borrower Financing Statements and Mortgage Assignments in order to assure that the Agent receives a first priority perfected security interest or mortgage interest therein; provided, that, it shall not be a breach of this covenant if the Loan
         --------  ----
causing the breach is not in a material amount and in any event is not included in the MBC Borrowing Base or the MFC Borrowing Base.

     Section 8.4   [Reserved].
     -----------    --------

     Section 8.5   Restricted Payments.
     -----------   -------------------

     Make, or obligate itself to make, any Restricted Payment.

     Section 8.6   Merger, Consolidation, Sale or Transfers Assets.
     -----------   -----------------------------------------------

     (a) Sell, discount or otherwise dispose of Loans or any Collateral if a Default or Event of Default has occurred and is continuing or if the effect of such sale, discount or disposal would be to put the applicable Borrower in violation of any of the covenants and agreements contained in this Agreement;

     (b) Sell or otherwise dispose of an amount of Loans which, in aggregate principal amount, exceeds 10% of the aggregate principal amount of all Loans of the applicable Borrower then outstanding unless, immediately upon such sale or disposition, the Borrowers make, in accordance with the provisions of Section 2.5(a) hereof, a voluntary prepayment on all then outstanding Revolving Credit Loans and Term Loans owing by them equal to the aggregate principal amount, plus accrued interest, of the Loans so sold or disposed of.;

     (c) Enter into any transaction of merger or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or substantially all of its properties or assets to any Person, except that either Borrower may merge or consolidate with any other Person, provided that (A) a Borrower shall be the surviving and continuing corporation, (B) no Default or Event of Default shall have occurred and be continuing and (C) after giving effect to such consolidation or merger, each Borrower would be Solvent and, except for good will adjustments, would have Tangible Net Worth at least equal to the Tangible Net Worth such Borrower had immediately before such consolidation or merger; or

     (d) Sell, discount or otherwise dispose of, to any Subsidiary or Affiliate of either Borrower, any Medallion Loan originated by such Borrower, except that MFC may make such transfers to MBC, provided that no such transfer shall cause
                                    -------- ----
the principal amount of the Revolving Credit Loans outstanding to MFC to exceed the MFC Borrowing Base.

     Section 8.7   Transfer of Proceeds.
     -----------   --------------------

     Except in accordance with the provisions of Section 8.3(e), transfer, or commit itself to transfer, any portion of the proceeds of the Revolving Credit Loans, Swing Line Loans and Term Loans to be made to the Borrowers from time to time hereunder to any Affiliate.

     Section 8.8   Compliance with ERISA.
     -----------   ---------------------

     Take any of the following actions or permit any of the following events to exist if, as a result thereof, a Borrower would, or would be likely to, incur a liability in excess of $50,000: terminate, or permit or suffer any of its ERISA Affiliates to terminate (other than a standard termination, as defined in Section 4041(b) of Title IV of ERISA, of a Single Employer Plan), any Plans maintained by a Borrower or any of its ERISA Affiliates so as to incur any liability to the PBGC; permit or suffer to exist any Prohibited Transaction involving any of such Plans or any trust created thereunder which would subject a Borrower to a tax, liability or penalty on Prohibited Transactions imposed under Code Section 4975 or ERISA; fail to pay, or permit or suffer any of its ERISA Affiliates to fail to pay, to any such Plan (including any Multiemployer
Plan) any contribution which
it or such ERISA Affiliate is obligated to pay under the terms of such Plan; permit any Accumulated Funding Deficiency, whether or not waived, with respect to any Plan; or permit or suffer to exist any occurrence of a Reportable Event, or any other event or condition, which presents a material risk of termination by the PBGC of any such Plan.

     Section 8.9   Change in Business.
     -----------   ------------------

     Materially change or alter the nature of its business as conducted as of the Original Effective Date.

     Section 8.10  Amendments of Agreements.
     ------------  ------------------------

     Consent to any amendment, supplement, or other modification of any of the terms (including acceleration, covenant, default, subordination, sinking fund, repayment, interest rate or redemption provisions) contained in, or applicable to, or any security for, any Permitted Debt or other instrument evidencing or applicable to Permitted Debt if such amendment, supplement, or other modification materially adversely affects the interests of the Agent, the Swing Line Lender or any Bank provided that, the SBA Guaranty shall not be amended, modified or supplemented without the consent of the Agent and the Required Lenders.

     Section 8.11  Transactions with Affiliates.
     ------------  ----------------------------

     Enter into, or cause, suffer, or permit to exist, any material transactions, including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service, with any Affiliate on terms that are less favorable to such Borrower than those that would be obtainable at the time from any Person who is not an Affiliate.

     Section 8.12  Negative Pledges.
     ------------  ----------------

     Enter into any agreement (excluding this Agreement and the other Loan Documents) prohibiting the creation or assumption of any Lien upon its properties, revenues, or assets, whether now owned or hereafter acquired.

     Section 8.13  Inconsistent Agreements.
     ------------  -----------------------

     Enter into any agreement containing any provisions which would be violated or breached by any borrowing hereunder or by the performance by either Borrower of its obligations under any of the Loan Documents where the potential consequences of such violation or breach would have a Material Adverse Effect.

     Section 8.14  Capital Expenditures.
     ------------  --------------------

     Expend or commit to expend for itself more than an aggregate of $1,000,000 in any fiscal year for capital expenditures, for the acquisition of Equipment or for leasehold improvements.

     Section 8.15  [Reserved].
     ------------   --------

     Section 8.16. Portfolio Purchases.
     ------------  -------------------

     Make, or obligate itself to make, any Portfolio Purchase unless:

          (i) no Default or Event of Default exists or would exist after giving effect to the applicable Portfolio Purchase;

          (ii) the applicable Borrower has provided the Agent and each of the Banks with a pro forma certificate of the chief financial officer of such Borrower evidencing each Borrower's computation of compliance with each of the financial ratios, tests or covenants specified in Article VII and Sections 8.2,
8.3 and 8.14 hereof after giving effect to the applicable Portfolio Purchase;

          (iii) the applicable Portfolio Purchase has the approval of the seller;

          (iv) (1) the seller of the loans constituting such Portfolio Purchase is in the business of making loans secured by New York City taxicab medallions and the loans to be acquired in connection therewith are secured by New York City taxicab medallions, or (2) the Portfolio Purchase is being made from a Person in any other line of business; provided, that, to the extent the
                                      --------------
Portfolio Purchase does not entirely involve loans secured by New York City taxicab medallions, in addition to the foregoing, each such Portfolio Purchase shall be subject to the following additional limitations:

                   (A) if the consideration for such Portfolio Purchase shall be Capital Stock of MFC, the fair market value of such Capital Stock, less the aggregate outstanding principal balances of all loans included in such Portfolio Purchase that are secured by New York City taxicab medallions, if any, shall not exceed $50,000,000 with respect to any one such Portfolio Purchase or $100,000,000 in any fiscal year with respect to all such Portfolio Purchases in the aggregate in such fiscal year; and

                   (B) if the consideration for such Portfolio Purchase shall be other than Capital Stock of MFC, the consideration therefor, less the aggregate outstanding principal balances of all loans included in such Portfolio Purchase that are secured by New York City taxicab medallions, if any, shall not exceed $25,000,000 with respect to any one such Portfolio Purchase or $50,000,000 in any fiscal year with respect to all such Portfolio Purchases in the aggregate in such fiscal year.

     ARTICLE 9 DEFAULTS AND REMEDIES

     Section 9.1   Events of Default.
     -----------   -----------------

     If any one or more of the following events (herein called "Events of
                                                                ---------
Default") shall occur for any reason whatsoever (and whether such occurrence
-------
shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), that is to say:

     (a) if default shall be made by either Borrower in the due and punctual payment of the principal of or interest on any of its Revolving Credit Loans, Swing Line Loans or Term Loans or any other amounts due and owing by such Borrower to the Agent, the Swing Line Lender or the Banks, when and as the same shall become due and payable and, with respect to defaults in payment other than payment of principal, such default shall continue for more than five days;

     (b) if default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in Article VII or Sections 6.9(d), 6.13, 6.14, 8.1, 8.2, 8.5, 8.6, 8.9, 8.10 or 8.12 hereof;

     (c) if default shall be made by either Borrower in the performance or observance of, or shall occur under, any other covenant, agreement or provision of this Agreement (other than Section 6.7 hereof) and such default shall not have been remedied within 30 days after such failure shall first have become known to any officer of either Borrower;

     (d) if default shall be made by either Borrower in the performance or observance of, or shall occur under, any covenant, agreement or provision of any other Loan Document or in any other agreement, instrument or document delivered to the Agent, the Swing Line Lender or the Banks and such default shall not have been remedied within such grace or cure period, if any, as may be provided therefor;

     (e) if a Default or an Event of Default shall occur and continue under and as defined in that certain Amended and Restated Loan Agreement dated as of December 24, 1997 by and among MFC's Subsidiary, Medallion Funding, the Lenders party thereto, Fleet Bank, National Association, as Swing Line Lender, Administrative Agent, Arranger and Collateral Agent and the Bank of New York as Documentation Agent, as the same has been or may hereafter be amended, modified, or supplemented from time to time;

     (f) if either Borrower shall (i) default in the payment of any principal, interest or premium with respect to any Indebtedness for borrowed money or any obligation which is the substantive equivalent thereof in excess of $250,000, other than Indebtedness under the Revolving Credit Loans, the Swing Line Loans, or the Term Loans, and such default shall continue for more than the period of grace, if any, therein specified or (ii) default in the performance or observance of any other term, condition or agreement contained in any such obligation or in any agreement relating thereto if the effect thereof is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due prior to its stated maturity;

     (g) if any representation or warranty or any other statement of fact herein or in the other Loan Documents, or in connection with the transactions contemplated hereby or thereby, or in any writing, certificate, report or statement at any time furnished by either Borrower to the

Agent, the Swing Line Lender or any Bank pursuant to or in connection with this Agreement or the other Loan Documents shall prove to have been false or misleading in any material respect when made;

     (h) if either Borrower shall file a petition or seek relief under or take advantage of any insolvency law; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator, custodian or conservator of itself or of the whole or substantially all of its property; file a petition or an answer to a petition under any chapter of the United States Bankruptcy Code, as amended (11 U.S.C. (S)101 et seq.), or file a petition or seek relief under or take advantage of any other similar law or statute of the United States of America, any state thereof or any foreign country;

     (i) if a court of competent jurisdiction shall enter an order, judgment or decree appointing or authorizing a receiver, trustee, liquidator, custodian or conservator of either Borrower or of the whole or substantially all of its property, or enter an order for relief against either Borrower in any case commenced under any chapter of the United States Bankruptcy Code, as amended, or grant relief under any other similar law or statute of the United States of America, any state thereof or any foreign country; or if, under the provisions of any law for the relief or aid of debtors, a court of competent jurisdiction or a receiver, trustee, liquidator, custodian or conservator shall assume custody or control or take possession of either Borrower or of the whole or substantially all of its property; or if there is commenced against either Borrower any proceeding for any of the foregoing relief or if a petition is filed against either Borrower under any chapter of the United States Bankruptcy Code, as amended, or under any other similar law or statute of the United States of America or any state thereof or any foreign country and such proceeding or petition remains undismissed for a period of 60 days; or if either Borrower by any act indicates its consent to, approval of or acquiescence in any such proceeding or petition;

     (j) if any judgment or judgments against either Borrower or any attachment or execution against any of its property for any amount or amounts in excess of $250,000 in the aggregate remains unpaid, unstayed, undismissed or unbonded for a period of more than 30 days;

     (k) (i) any Person shall engage in any Prohibited Transaction involving any Plan, (ii) any Accumulated Funding Deficiency, whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Banks likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA (other than a standard termination as defined in Section 4041(b) thereof), (v) either Borrower or any of its ERISA Affiliates shall, or is, in the reasonable opinion of the Agent or the Required Banks, likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or
(vi) any other event or condition shall occur or exist with respect to a Plan; and in case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject either Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of either Borrower;

     (1) if there shall occur any change in the Collateral or in the business of either Borrower, or the operation, conduct or prospects thereof, that individually or in the aggregate, could have or result in a Material Adverse Effect and the Agent has been directed to declare such Event of Default by the Super-majority Banks as set forth below in this Section 9.1; or

     (m) if MFC is required to make, or otherwise makes, any payment pursuant to the SBA Guaranty or in respect of the Guaranteed Obligations;

     then, (A) in the case of an Event of Default described in clause (h) or (i) above, the Aggregate Revolving Credit Commitment, the Swing Line Commitment, and each Term Loan Commitment shall automatically terminate and (i) the unpaid balance of the Revolving Credit Notes, the Swing Line Note, the Term Notes and all interest accrued thereon, and (ii) any accrued and unpaid fees and expenses due and payable hereunder or under any other Loan Document shall automatically (without any action on the part of the Agent or the Banks and without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived) forthwith become due and payable, and, (B) in the case of an Event of Default described in clause (l) above, at any time thereafter, if such Event of Default shall then be continuing the following action may be taken: the Agent, upon the direction of the Super-majority Banks, shall, declare (i) the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments to be terminated, whereupon the obligation of the Agent, the Banks and the Swing Line Lender to make further Revolving Credit Loans or Term Loans or Swing Line Loans, as the case may be, hereunder shall terminate immediately and (ii) the Revolving Credit Notes, Swing Line Note and Term Notes to be due and payable, whereupon the maturity of the then unpaid balance of the Revolving Credit Notes, Swing Line Note and Term Notes shall be accelerated and the same, and all interest accrued thereon and any accrued and unpaid fees and expenses due and payable hereunder, shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in Revolving Credit Notes, Swing Line Note or Term Notes to the contrary notwithstanding, and, (C) in the case of any other Event of Default, then and in any such event, and at any time thereafter, if such or any other Event of Default shall then be continuing the following action may be taken: the Agent may (but shall not be obligated to), and upon the direction of the Required Banks shall, declare (i) the Aggregate Revolving Credit Commitment, the Swing Line Commitment and all Term Loan Commitments to be terminated, whereupon the obligation of the Agent, the Banks and the Swing Line Lender to make further Revolving Credit Loans or Term Loans or Swing Line Loans, as the case may be, hereunder shall terminate immediately and (ii) the Revolving Credit Notes, Swing Line Note and Term Notes to be due and payable, whereupon the maturity of the then unpaid balance of the Revolving Credit Notes, Swing Line Note and Term Notes shall be accelerated and the same, and all interest accrued thereon and any accrued and unpaid fees and expenses due and payable hereunder, shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in Revolving Credit Notes, Swing Line Note or Term Notes to the contrary notwithstanding.

     Section 9.2   Suits for Enforcement.
     -----------   ---------------------

     In case any one or more Events of Default shall occur and be continuing, the Agent may (but shall not be obligated to), and at the request of the Required Banks shall, proceed to protect and enforce the rights or remedies of the Agent, the Swing Line Lender and the Banks either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, in the other Loan Documents, or in any document or instrument delivered in connection with or pursuant to this Agreement or the other Loan Documents or to enforce the payment of the Notes or any other legal or equitable right or remedy.

     Section 9.3   Rights and Remedies Cumulative.
     -----------   ------------------------------

     No right or remedy herein conferred upon the Banks, the Swing Line Lender or the Agent is intended to be exclusive of any other right or remedy contained herein or in the other Loan Documents or in any instrument or document delivered in connection with or pursuant to this Agreement or the other Loan Documents, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

     Section 9.4   Rights and Remedies Not Waived.
     -----------   ------------------------------

     No course of dealing between either Borrower and any of the Banks, the Swing Line Lender or the Agent or any failure or delay on the part of any Bank, the Swing Line Lender or the Agent in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of such or any other Bank, the Swing Line Lender or the Agent and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

     Section 9.5   Further Payments.
     -----------   ----------------

     In the event that the Revolving Credit Commitments, the Swing Line Commitment and the Term Loan Commitments shall have been terminated or the Revolving Credit Loans, Swing Line Loans and the Term Loans and all other amounts owing under the Loan Documents shall have been declared due and payable pursuant to the provisions of this Section, any funds received by the Agent, the Swing Line Lender and the Banks from or on behalf of the Borrowers shall be remitted to, and applied by, the Agent in the following manner and order: (a) first, to the payment of interest on, and then the principal portion of, any Revolving Credit Loans or Term Loans which the Agent may have advanced on behalf of any Bank for which the Agent has not then been reimbursed by such Bank or the Borrowers; (b) second, to reimburse the Agent and the Swing Line Lender for any expenses due from the Borrowers pursuant to the provisions of Section 10.6, (c) third, to the payment of the outstanding principal amount of the Swing Line Loans (together with all interest thereon), (d) fourth, to the payment of the Fees, (e) fifth, to the payment of any other fees, expenses or amounts (other than the principal of and interest on the Revolving Credit Loans, Swing Line Loans or Term Loans) payable by the Borrowers to the Agent, the Swing Line Lender or any of the

Banks under the Loan Documents, (f) sixth, to the payment, pro rata according to the Exposure Percentage of each Bank, of interest due on the Revolving Credit Loans and Term Loans, (g) seventh, to the payment, pro rata according to Exposure Percentage of each Bank, of principal on the Revolving Credit Loans and Term Loans, of such principal, (h) eighth, any remaining funds shall be paid to whomsoever shall be entitled thereto or as a court of competent jurisdiction shall direct.

     ARTICLE 10  MISCELLANEOUS

     Section 10.1  Collection Costs.
     ------------  ----------------

     In the event that the Banks, the Swing Line Lender or the Agent or any of them shall retain or engage an attorney or attorneys to collect or enforce or protect its interests with respect to this Agreement, any of the other Loan Documents, or any instrument or document delivered pursuant to this Agreement or the other Loan Documents, including, without limitation, each of the documents referred to in Section 5.1 hereof, or to protect the rights of any holder or holders with respect thereto, the Borrowers shall pay, within 10 days after demand therefor, all of the costs and expenses of such collection, enforcement or protection, including reasonable attorneys' fees actually incurred (including, without limitation, the reasonable allocated costs of in-house counsel) and disbursements, and the Agent on behalf of such Banks, the Agent on behalf of the Swing Line Lender, the Swing Line Lender, the Agent or the holders of such Notes, as the case may be, may take judgment for all such amounts, in addition to the unpaid principal balance of the Notes and accrued interest thereon and any accrued and unpaid fees and expenses due and payable hereunder.

     Section 10.2  Modification and Waiver.
     ------------  -----------------------

     With the written consent of the Required Lenders, the Agent and the Borrowers may, from time to time, enter into written amendments, supplements or modifications of the Loan Documents and, with the consent of the Required Lenders, the Agent on behalf of the Banks and the Swing Line Lender may execute and deliver to the Borrowers a written instrument waiving or a consent to a departure from, on such terms and conditions as the Agent may specify in such instrument, any of the requirements of the Loan Documents or any Default and its consequences; provided, however, that:
              --------  -------

     (a) no such amendment, supplement, modification, waiver or consent shall, without the consent of all of the Banks, (i) increase the Revolving Credit Commitment or Term Loan Commitment of any Bank or the Aggregate Revolving Credit Commitment, (ii) decrease the rate or extend the time of payment of interest on, or change or forgive the principal amount or extend the time of payment of, any Revolving Credit Loan or Term Loan, or decrease the rate, or extend the time of payment, of the Facility Fee, (iii) change the provisions of Sections 3.3, 9.1, this 10.2, or 10.9, change the definition of "Eligible Loan," "Required Banks," "Event of Default," "Prime Rate," "Adjusted LIBO Rate" "Revolving Credit Commitment Periods," "Revolving Credit Loans," "Term Loans," "Term Loan Commitment" or any defined terms included in such definitions, (iv) change any of the provisions of Article II (other than Section 2.14 thereof) or Article III hereof, or (v) change the MFC Security Agreement or the MBC Security Agreement or release all or substantially all of the Collateral, or (vi) change any provision hereof which expressly requires the consent, approval or waiver by all Banks;

     (b) without the written consent of the Agent, no such amendment, supplement, modification or waiver shall amend, modify or waive any provision of
Article 11 or otherwise change any of the rights or obligations of the Agent hereunder or under the Loan Documents;

     (c) without the written consent of the Swing Line Lender, no such amendment, supplement, modification or waiver shall change the Swing Line Commitment or change any other term or provision that relates to the Swing Line Commitment or the Swing Line Loans; and

     (d) none of the following shall require the consent, authorization or approval of the Borrowers: (i) amendment or modification of any agreement to which neither Borrower is a party, and (ii) with respect to the agency relationship between the Agent and the Banks, Article XI (other than Section 11.4) hereof.

     Any such amendment, supplement, modification or waiver shall apply equally to the Agent, the Swing Line Lender, and each of the Banks and shall be binding upon the parties to the applicable Loan Document, the Banks, the Swing Line Lender and all future holders of the Revolving Credit Loans, Term Loans and/or Swing Line Loans. In the case of any waiver, the parties to the applicable Loan Document, the Banks, the Swing Line Lender and the Agent shall be restored to their former position and rights hereunder and under the Loan Documents to the extent provided for in such waiver, and any Default waived shall not extend to any subsequent or other Default, or impair any right consequent thereon. The Loan Documents may not be amended orally or by any course of conduct. No notice to or demand on either Borrower in any case shall entitle either Borrower to any other or further notice or demand in similar or other circumstances.

     Section 10.3  GOVERNING LAW.
     ------------  -------------

     THIS AGREEMENT, THE REVOLVING CREDIT NOTES, THE SWING LINE NOTE AND THE TERM NOTES AND THE RIGHTS AND DUTIES OF THE PARTIES THEREUNDER AND WITH RESPECT TO INTEREST, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE TO THE EXERCISE OF REMEDIES OR THE PERFECTION OF SECURITY INTERESTS UNDER THE UCC.

     Section 10.4  Notices.
     ------------  -------

     All notices, requests, consents, demands or other communications provided for herein shall be in writing and shall be deemed to have been given (i) five Business Days after the date mailed if sent by registered or certified mail, postage prepaid, return receipt requested, or (ii) on the day of delivery if personally delivered or sent by overnight courier service, or (iii) on the day of transmission if sent by telecopier and confirmed, on the same day as such notice is sent, by telephonic notice or by one of the other two methods listed above, and shall be addressed, as the case may be, as follows: to the Agent at its address set forth on Exhibit A, with a copy to Emmet, Marvin & Martin, LLP, 120 Broadway, New
   ---------
York, New York 10271 (Attention: Richard M. Skoller, Esq.), Telecopier No. (212) 238-3100, and to any Bank at its address specified for such Bank on Exhibit A;
                                                                    ---------
and to the Borrowers c/o Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, New York 10022 (Attention: Alvin Murstein, Chief Executive Officer and Daniel Baker, Treasurer and Chief Financial Officer), Telecopier No.
(212) 328-2121, or to such other person or address as either party shall designate to the other from time to time in writing forwarded in like manner.

     Section 10.5  Accounting Terms.
     ------------  ----------------

     All accounting terms not specifically defined herein shall be construed in accordance with GAAP, consistently applied. Where any accounting determination or calculation is required to be made under this Agreement, such determination or calculation (unless otherwise provided) will be made in accordance with GAAP, consistently applied except that if because of a change in GAAP, the Borrowers would have to alter a previously utilized accounting method or policy in order to remain in compliance with GAAP, such determination or calculation will continue to be made in accordance with the Borrowers' previous accounting methods or policy. Unless otherwise specified herein all financial statements required to be delivered hereunder, shall be prepared and all financial records shall be maintained in accordance with GAAP.

     Section 10.6  Costs and Expenses; Indemnity.
     ------------  -----------------------------

     (a) The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Banks, the Swing Line Lender and the Agent in connection with the preparation, administration, filing and recording of any amendments, waivers or consents which may be requested by the Borrowers, all out-of-pocket costs and expenses, if any, in connection with the preparation, administration and enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of this Agreement, the other Loan Documents, and such other instruments and documents, including, without limitation, reasonable attorneys' fees actually incurred, audit charges (provided, that audit charges will be subject to a cap agreed to between the
---------  ----
Agent and the Borrowers prior to the audit being conducted), appraisal fees, search fees and filing fees and all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees) of the Agent in connection with its duties as Agent under this Agreement, the MFC Security Agreement, the MBC Security Agreement and the other Loan Documents. The Borrowers also agree to pay on demand all reasonable attorneys' fees actually incurred, and any expenses, costs and charges relating thereto of the Agent if at any time or times hereafter the Agent employs counsel for advice with respect to this Agreement or the other Loan Documents, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any other Loan Document (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement or the other Loan Documents) or to represent the Agent in any pending or threatened litigation with respect to the affairs of the Borrowers in any way relating to any of the Borrowers' obligations hereunder or to enforce any rights of the Agent or any Bank or the Swing Line Lender or liabilities of the Borrowers, any Person to whom either Borrower has made a Loan, or any Person which may be obligated to the Agent or the Banks or the Swing Line Lender by virtue of this Agreement or any other Loan Document, instrument or document now or hereafter delivered to the Agent or any Bank or the Swing Line Lender by or for the benefit of the Borrowers. The Borrowers agree to be responsible for payment of the amounts referred to in this Section 10.6(a) whether or not any Revolving Credit Loans, Swing Line Loans or Term Loans are made hereunder.

     (b) The Borrowers further agree to indemnify and save harmless each Bank, the Swing Line Lender and the Agent and each of their respective officers, directors, employees, agents and Affiliates (each an "Indemnified Party" and
                                                      -----------------
collectively the "Indemnified Parties") from and against any and all actions,
                  -------------------
causes of action, suits, losses, liabilities and damages and expenses (including, without limitation, reasonable attorneys' fees actually incurred) in connection therewith (herein called the "Indemnified Liabilities") incurred by
                                         -----------------------
any Indemnified Party as a result of, or arising out of or relating to any of the transactions contemplated hereby or by the other Loan Documents, except for any Indemnified Liabilities arising on account of the gross negligence or willful misconduct of the Indemnified Party seeking indemnity under this Section 10.6(b); provided, however, that, if and to the extent such agreement to
         --------  -------
indemnify may be unenforceable for any reason, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which shall be permissible under applicable law. The agreements in this Section 10.6(b) shall survive the payment of the Revolving Credit Notes, the Swing Line Note and the Term Notes and related obligations and the termination of the Revolving Credit Commitment, Swing Line Commitment and Term Loan Commitment.

     Section 10.7  WAIVER OF JURY TRIAL AND SETOFF.
     ------------  -------------------------------

     EACH OF MFC, MBC, THE AGENT, THE SWING LINE LENDER AND EACH BANK HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN EITHER OR BOTH BORROWERS AND ANY OF THE BANKS, THE SWING LINE LENDER OR THE AGENT, BETWEEN ANY BANKS, AND BETWEEN THE AGENT AND/OR ANY BANKS; AND EACH BORROWER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

     Section 10.8  Captions.
     ------------  --------

     The captions of the various sections and paragraphs of this Agreement have been inserted only for the purpose of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

     Section 10.9  Lien; Setoff by Banks.
     ------------  ---------------------

     (a) Each Borrower hereby grants to the Agent, the Swing Line Lender and the Banks a continuing lien for its Indebtedness to each of the Agent, the Swing Line Lender and the Banks upon any and all monies, securities and other property of such Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Agent, the Swing Line Lender or any of the Banks from or for such Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of such Borrower with, and any and all claims of such Borrower against the Swing Line Lender or the Banks, at any time existing. Upon the occurrence of any Event of Default, the Agent, the Swing Line Lender and the Banks are hereby authorized at any time and from time to time, without notice to the Borrowers, to setoff, appropriate and apply any or all items hereinabove referred to with respect to each Borrower against all Indebtedness of such Borrower to the Agent, the Swing Line Lender and the Banks, whether under this Agreement, the Revolving Credit Notes, the Term Notes, the Swing Line Note or otherwise, and whether now existing or hereafter arising. The Agent, the Swing Line Lender and each Bank agree promptly to notify the Borrowers after any such set-off and application is made by such Bank or Swing Line Lender, as the case may be, provided, that, the failure to give such notice shall not affect the
        --------  ----
validity of such setoff and application.

     (b) Each holder of a Note agrees that if it shall, through the exercise of a right of banker's lien, setoff, counterclaim or otherwise, obtain payment with respect to any Note which results in its receiving more than its pro rata share
                                                                 --------
of the aggregate payments or reductions of all Notes (based on such holder's Exposure Percentage), it shall forthwith purchase from such other holders a participation in all of the Notes held by such other holders so that the amount of all unpaid Notes and participations therein held by all holders shall be pro
                                                                            ---
rata (based on each holder's Exposure Percentage).
----

     (c) Each Borrower expressly consents to the foregoing arrangements in Section l0.9(b) and agree that any holder of a participation in a Note so acquired may exercise any and all rights of banker's lien, setoff, counterclaim or otherwise with respect to any and all monies owing by such holder to such Borrower as fully as if such holder were a holder of a Note in the amount of such participation. If all or any portion of any such excess payment is thereafter recovered from the holder which received the same, the purchase provided for in Section l0.9(b) shall be rescinded to the extent of such recovery, without interest.

     (d) Each Bank and the Swing Line Lender agrees that if and to the extent that any amount received by the Agent, the Swing Line Lender or any Bank from a Borrower or any other obligor or from the Collateral is subsequently invalidated, declared to be fraudulent or preferential, set aside or judicially required to be repaid to a trustee, receiver or any other Person under any applicable creditors' remedy proceeding, including without limitation any bankruptcy proceeding, the other Banks hereto shall purchase from the Bank or Swing Line Lender from which said amount is recovered an additional participation in such amount equal to such Bank's Exposure Percentage of that amount. The amount invalidated, declared to be fraudulent or preferential, set aside or judicially required to be repaid to a trustee, receiver or any other person under any applicable creditors' remedy proceeding shall be deemed to be an amount immediately due and owing from such Borrower.

     Section 10.10  Security; Continued Effectiveness.
     -------------  ---------------------------------

     (a) As security for the payment of any and all sums owing under the Notes and all other obligations of MBC hereunder and the other Loan Documents, MBC shall execute and deliver to the Agent, the Banks and the Swing Line Lender, on the Restatement Effective Date the MBC Security Agreement, and grant to the Agent, on behalf of the Banks and the Swing Line Lender, a security interest in all of its interests in the Collateral and Underlying Collateral described therein and cause to be properly filed in all pertinent jurisdictions the additional Borrower Financing Statements contemplated by Section 5.1(a)(iv).

     (b) The MFC Security Agreement continues to be effective to create in favor of the Agent, for the ratable benefit of the Banks and the Swing Line Lender, a valid and perfected first priority (except as otherwise permitted hereunder) security interest in and to the Collateral described therein securing the payment of the Revolving Credit Loans of MFC, Swing Line Loans of MFC and Term Loans of MFC and all other sums payable by MFC under or in connection with the Loan Documents, whether incurred prior to or after the Restatement Effective Date, and MFC hereby reconfirms its obligations thereunder. No transfers of the proceeds of the Revolving Credit Loans, Swing Line Loans or Term Loans were made by MFC to BL prior to the Restatement Effective Date and the Intercompany Demand Loan Documents have been terminated.

     Section 10.11  Jurisdiction; Service of Process.
     -------------  --------------------------------

     Each Borrower hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York, County of New York and of any Federal Court located in the Southern District of New York, and agrees that venue in each of such Courts is proper, in connection with any action or proceeding arising out of or relating to this Agreement, the other Loan Documents, or any document or instrument delivered pursuant to this Agreement or the other Loan Documents. In any such action or proceeding, each Borrower waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to the Borrowers at the address set forth in Section 10.4 hereof. Nothing herein shall affect the right of the Agent, the Swing Line Lender or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against a Borrower in any other jurisdiction.

     Section 10.12  Benefit of Agreement.
     -------------  --------------------

     This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Agent, the Swing Line Lender and the Banks and their respective successors and assigns, and all subsequent holders of the Notes except that the obligation of the Banks to make Revolving Credit Loans or Term Loans hereunder and the obligation of the Swing Line Lender to make any Swing Line Loan hereunder shall not inure to the benefit of any successors or assigns of either Borrower.

     Section 10.13  Counterparts.
     -------------  ------------

     This Agreement may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.

     Section 10.14  Interest.
     -------------  --------

     (a)  Usury Limitation.  It is the intention of the parties hereto to
          ----------------
conform strictly to the usury laws now in force in the appropriate controlling jurisdiction. Accordingly, if the transactions contemplated hereby would be usurious, under any controlling law, then, in that event, notwithstanding anything to the contrary in this Agreement, the Notes or any other instrument or agreement entered into in connection therewith, it is agreed as follows: (i) the aggregate of all charges which constitute interest under the laws of the controlling jurisdiction that are contracted for, chargeable or receivable under this Agreement or under any of the other aforesaid instruments or agreements or otherwise in connection with the Notes ("Interest") shall under no circumstances
                                         --------
exceed the maximum amount of interest permitted by law (the "Maximum Amount"),
                                                             --------------
and any Interest in excess of the Maximum Amount shall be cancelled automatically and shall not be payable under this Agreement, the Notes or the aforesaid instruments or agreements and, if theretofore paid, shall be either refunded to the Borrowers or credited ratably on the principal of the Notes; and
(ii) in the event that the maturity of the Notes is accelerated by reason of an election of the Required Banks resulting from any Event of Default under this Agreement or otherwise, or in the event of any voluntary or mandatory prepayment by the Borrowers permitted or required by this Agreement, the Notes or any of the other aforesaid instruments or agreements, then Interest may never include more than the Maximum Amount, and excess Interest, if any, shall be cancelled automatically as of the date of such acceleration or prepayment, and if theretofore paid, shall be either refunded to the Borrowers or credited ratably on the principal of the Notes; provided, that, nothing contained in this Section
10.14 shall be deemed to imply that the laws of any State other than the State of New York shall govern this Agreement or the Notes.

     (b)  Recapture.  If, at any time, Interest would exceed the Maximum Amount
          ---------
but for the foregoing limitation, Interest shall remain at the Maximum Amount, notwithstanding any subsequent reduction of Interest, until the total amount of Interest equals the amount of Interest which would have accrued if Interest had not been limited to the Maximum Amount, but nothing in this paragraph shall affect or extend the maturity of any of the Notes. If, at maturity or final payment of any of the Notes, the total amount of Interest paid is less than the total amount of

Interest which would have accrued had Interest not been limited to the Maximum Amount, the Borrowers agree, to the full extent permitted by law, to pay to the Agent for the ratable benefit of the Banks and the Swing Line Lender, as the case may be, an amount equal to the positive difference, if any, derived by subtracting (x) the amount of Interest which accrued on the Notes pursuant to the provisions of the foregoing two paragraphs from (y) the lesser of (i) the amount of Interest which would have accrued on such Notes if the Maximum Amount had at all times been in effect, and (ii) the amount of Interest which would have accrued if Interest on such Notes, not limited to the Maximum Amount, had at all times been in effect.

     Section 10.15  Attorneys' Fees.
     -------------  ---------------

     As used in this Agreement, "attorneys' fees" shall include, without limitation, all reasonable fees of counsel (including, without limitation, those incurred on appeals) actually incurred arising from such services and all reasonably incurred expenses, costs, charges and other fees of such counsel, and all such fees shall constitute Indebtedness of the Borrowers to the Agent, the Swing Line Lender and the Banks under this Agreement. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: paralegal fees, costs and expenses; accountants' fees, costs and expenses; court costs and expenses; photocopying and duplicating expenses; long distance telephone charges; air express and courier charges; telegram charges; secretarial overtime charges; and, expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

     Section 10.16  Severability.
     -------------  ------------

     Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Agreement, and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

     Section 10.17  Confidentiality.
     -------------  ---------------

     The Agent, the Swing Line Lender and each Bank are hereby authorized to deliver a copy of any financial statement or any other information relating to the business, operations or financial condition of either or both of the Borrowers which may be furnished to it hereunder or otherwise, to any regulatory body or agency having jurisdiction over the Agent, the Swing Line Lender or such Bank or to any Person which shall, or shall have any right or obligation to, succeed to all or any part of the interest of the Agent, the Swing Line Lender or such Bank in, this Agreement, the other Loan Documents and any security herein or therein provided for or otherwise securing the Notes. Except as provided above, the Agent, the Swing Line Lender and the Banks agree that from the date hereof, they will not, without the prior written consent of the Borrowers, submit or disclose to or file with any Person other than the Agent, the Swing Line Lender or a Bank or any of its or such Bank's Affiliates or a Person that may become a Bank, or such Person's Affiliates, any confidential or non-public information relating to either Borrower, except where disclosure may be required by law or pursuant to valid legal process, or where such disclosure is to such Person's professionals or regulators.

     Section 10.18  Loss, Theft, Etc. of Notes.
     -------------  --------------------------

     Upon receipt by the Borrowers of (i) an affidavit of an authorized officer of any Bank or the Swing Line Lender setting forth the fact of loss, theft or destruction of any Note and of its ownership of the Note at the time of such loss, theft or destruction or (ii) a mutilated Note, such affidavit or mutilated Note shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note without expense to the holder thereof, provided that such Bank, or the Swing Line Lender, as the case may be, agrees in writing to indemnify the Borrowers from all expenses, claims and liabilities (including without limitation, reasonable attorneys' fees actually incurred) in the defense of any such claims resulting from the loss, theft, destruction or mutilation of the old Note and the execution and delivery of the new Note.

     ARTICLE 11  AGENCY

     Each Borrower, the Banks and the Swing Line Lender agree with the Agent as follows:

     Section 11.1  Appointment and Actions.
     ------------  -----------------------

     (a) Each of each Bank and the Swing Line Lender hereby irrevocably designates and appoints Fleet Bank, National Association as the Agent of such Bank and the Swing Line Lender under the Loan Documents (including any additional documents referred to therein as "Loan Documents"), and each of such
                                             --------------
Bank and the Swing Line Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions hereof and thereof and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms hereof and thereof together with such other powers as are reasonably incidental thereto. The Agent shall hold the security pledged under the MFC Security Agreement and the MBC Security Agreement in accordance with the terms thereof. Notwithstanding any provision to the contrary in this Agreement or any of the other Loan Documents, the Agent shall not have any duties or responsibilities except those expressly set forth herein or therein, nor any fiduciary relationship with any Bank or the Swing Line Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Agent.

     (b) The Agent may execute any of its duties by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     (c) Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with any of the Loan Documents (except for its or such person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any Bank or the Swing Line Lender or any Participant for any recitals, statements, representations or warranties made by either Borrower contained herein or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with any of the Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Loan Documents or for any failure of either Borrower to perform its obligations under any of the Loan Documents. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of any of the Loan Documents, or to inspect the properties, books or records of either Borrower.

     (d) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to a Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent.

     (e) The Agent shall be fully justified in failing or refusing to take any action under any of the Loan Documents unless it shall first receive such advice or concurrence of the Banks as it deems appropriate or as required by the specific terms of this Agreement or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Loan Documents in accordance with a request of the Required Banks (or all Banks if specifically required by the terms of this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks, the Swing Line Lender and all future holders of the Notes and all Participants.

     (f) The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default or any default under any document, agreement or instrument delivered in connection therewith, unless the Agent shall have actual knowledge thereof or shall have received notice from any Bank or either Borrower, describing such event, act or condition, Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent has such actual knowledge or receives such a notice, the Agent shall give notice thereof to the Swing Line Lender and the Banks. The Agent shall take such action with respect to such event, act or condition or Default or Event of Default as shall be reasonably directed by the Required Banks (or all Banks if specifically required by the terms of this Agreement) in writing; provided, that, unless and until the Agent shall have received such directions,
--------  ----
the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event, act or condition, Default or Event of Default as it shall deem advisable in the best interests of the Banks and the Swing Line Lender.

     (g) Until such time as the Agent shall have been notified in writing duly executed on behalf of any Bank by an officer thereof duly authorized to take such action, that such Bank has sold all or a portion of the Revolving Credit Loans or the Term Loans made by, or Revolving Credit Commitment or Term Loan Commitment of, such Bank, the Agent may treat such Bank as the owner or holder of such Bank's share of the Revolving Credit Loans or Aggregate Revolving Credit Commitment, or of such Bank's Term Loan or Term Loan Commitment, as applicable, in accordance with the percentages thereof advanced by such Bank. The foregoing shall also apply to the Swing Line Lender with respect to the Swing Line Loans and the Swing Line Commitment.

     (h) At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other Persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Banks with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Article XI).

     (i) Each Bank party to the Original Agreement expressly consented to the Agent's, on behalf of such Bank, entering into the MFC Security Agreement and each other Bank expressly agrees that the Agent shall act as agent for such Bank in connection therewith. Each Bank expressly (i) consents to the Agent's, on behalf of such Bank, entering into the MBC Security Agreement, provided the MBC Security Agreement is substantially similar to the form of such document attached as an Exhibit hereto and (ii) agrees that to the extent either the MFC Security Agreement or the MBC Security Agreement expressly imposes any obligation on any Bank it shall comply with each such obligation.

     Section 11.2  Independent Credit Decisions.
     ------------  ----------------------------

     Each Bank and the Swing Line Lender expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of either Borrower shall be deemed to constitute any representation or warranty by the Agent to any Bank or the Swing Line Lender. Each of each Bank and the Swing Line Lender represents to the Agent that it has, independently and without reliance upon the Agent, or the Swing Line Lender, or the other Banks, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Borrower and made its own decision to enter into this Agreement. Each of each Bank and the Swing Line Lender also represents that it will, independently and without reliance upon the Agent, the Swing Line Lender, or the other Banks, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action hereunder, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Borrower. Except for notices, reports and other documents expressly required to be furnished to the Banks and/or the Swing Line Lender by the Agent hereunder, the Agent shall have no duty or responsibility to provide any Bank or the Swing Line Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of either Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates, provided that the Agent shall supply the Banks and the Swing Line Lender with a copy of any financial audit of the Borrowers actually received by the Agent.

     Section 11.3  Indemnification of Agent.
     ------------  ------------------------

     Each Bank jointly and severally agrees to indemnify Fleet in its capacity as Agent (to the extent not reimbursed by the Borrower), ratably according to its percentage of the sum of (i) the Aggregate Revolving Credit Commitment and
(ii) the principal amount of the outstanding Term Loans from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of any of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Bank shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's bad faith, willful misconduct or gross negligence. The agreements in this subsection shall survive the payment of the Notes and the related obligations and the termination of the Revolving Credit Commitment, the Swing Line Commitment and the Term Loan Commitment.

     Section 11.4  Resignation and Succession.
     ------------  --------------------------

     The Agent may resign as Agent upon ten days' written notice to the Banks, the Swing Line Lender and the Borrowers, provided, however, that such
                                         --------  -------
resignation shall not become effective until a successor agent shall have accepted its appointment hereunder; and provided, further, that if no successor shall have so accepted within 30 days from the date of such notice, the Agent may apply to a court of competent jurisdiction for the appointment of a successor agent. If the Agent shall resign as Agent, then the Borrowers (or the Required Banks, if the Borrowers fail to do so) shall appoint a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon
                         -----
its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. Any such successor agent selected by the Borrowers shall require the prior written consent of the Required Banks, which consent shall not be unreasonably withheld. Any successor agent must be a bank or trust company incorporated and doing business within the United States of America having a combined capital and surplus of at least $250,000,000. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. In the event that the Agent becomes subject to the receivership of the

Federal Deposit Insurance Corporation or any successor entity, such receiver commences the liquidation of the Agent, and Banks holding at least 10% of the sum of the Aggregate Revolving Credit Commitment plus the amount of all Term Loans then outstanding request the Agent to resign because of such receivership, the Agent's agency under this Agreement shall terminate.

     ARTICLE 12  SALES AND TRANSFERS

     Section 12.1  Sales and Transfers.
     ------------  -------------------

     (a) Subject to the provisions of this Section 12.1, any Bank may execute an assignment and acceptance, which assignment and acceptance shall be substantially in the form of Exhibit I hereto (herein individually called an
                             ---------
"Assignment" and collectively called the "Assignments"), whereby such Bank
 ----------                               -----------
(herein individually called an "Assignor" and collectively called the
                                --------
"Assignors") shall assign, without recourse and without representation or
 ---------
warranty except as specifically set forth in said Assignment, to one or more banks or other entities (herein individually called an "Assignee" and
                                                        --------
collectively called the "Assignees") all or any part of the Assignor's rights
                         ---------
and benefits, and delegate all or any part of the Assignor's obligations, under this Agreement, such Assignor's Revolving Credit and/or Term Loan Commitment, the Revolving Credit Loans and Term Loans and the Notes.

     (b) Any Assignment pursuant to this Section 12.1 shall (i) be in an aggregate principal amount of not less than $5,000,000; (ii) be of a constant, and not a varying percentage of the Assignor's rights and obligations under the Loan Documents; (iii) require the prior written consent of the Borrowers, which consent shall not be unreasonably withheld (it being the understanding of the parties hereto that a refusal to consent to an Assignment to an entity which is a significant competitor of either Borrower shall not be considered unreasonable); provided, that, such consent shall not be required if a Default shall have occurred and then be continuing, or such Assignee is a subsidiary or affiliate of such Assignor, or such Assignee is a subsidiary or affiliate of another Bank, or such Assignee is another Bank; (iv) require the prior written consent of the Agent and the Swing Line Lender, which consent shall not be unreasonably withheld; provided, that, such consent shall not be required if such Assignee is another Bank; (v) be subject to the requirement that after giving effect to such Assignment, the Revolving Credit Commitment and Term Loan Commitment of such Assignor remaining is not less than $5,000,000 and (vi) be subject to the delivery to the Agent of an Assignment signed by the Assignor and the Assignee, along with an assignment fee in the sum of $3,500 for the account of the Agent.

     (c) Upon execution, delivery and acceptance of each Assignment and the satisfaction of the conditions set forth in subclauses (a) and (b) above, from and after the effective date specified therein, which effective date shall be at least five Business Days after the execution thereof, the Borrowers, the Agent, and the Banks agree that, to the extent of any such Assignment,

          (i) the Assignee shall, in addition to any rights, benefits and obligations hereunder held by it immediately prior to such effective date, have the rights, benefits and obligations of a Bank under this Agreement, the Assignor's Revolving Credit and/or Term Loan

Commitment, the Revolving Credit Loans, the Term Loans and the Notes as it would have if it were a Bank hereunder to the extent that the same have been assigned and delegated to it pursuant to such Assignment, and

          (ii) the Assignor shall, to the extent that rights, benefits and obligations hereunder have been assigned and delegated by it pursuant to such Assignment, relinquish its rights and benefits and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of the Assignor's rights, benefits and obligations under this Agreement, the Assignor shall cease to be a Bank hereunder), except that in all cases the Assignor shall remain entitled to the rights and benefits arising under Section 10.6, and shall remain liable with respect to any of its obligations arising under Article XI, with respect to any matters arising prior to the effective date of any such Assignment;

     provided, that the Agent, the Borrowers and each Bank shall be entitled to continue to deal solely and directly with the assigning Bank in connection with the interests so assigned and delegated to the Assignee until written notice of such Assignment, together with addresses and related information with respect to the Assignee, shall have been given to the Agent, the Borrowers and each Bank by the assigning Bank and the Assignee.

     (c) Upon its receipt of an Assignment executed by the Assignor and an Assignee, together with the Note(s) subject to such Assignment, the Agent shall, if such Assignment has been completed and conforms to the requirements of this
Section 12.1, forward a photostatic copy thereof to the Borrowers. Within 5 Business Days after its receipt of a photostatic copy of such Assignment, the Borrowers shall execute and deliver to the Agent, to be exchanged for the applicable Note(s) delivered to the Agent by the Assignor, a new Note or new Notes payable to the order of the Assignee in an amount equal to and of the same type as the Note or Notes assumed by it pursuant to such Assignment and, if the Assignor has retained a Revolving Credit Commitment or a portion of the Term Loan hereunder, a new Revolving Credit Note or Term Note, as the case may be, payable to the order of the Assignor in an amount equal to the Revolving Credit Commitment or the amount of the Term Loan retained by it hereunder. Such new Note or Notes shall be of the same type as, and in aggregate principal amount equal to the aggregate principal amount of, such Note or Notes, shall be dated the effective date of such Assignment, shall be payable to the order of the Assignee and, if applicable, the Assignor, shall otherwise be in substantially the form of such surrendered Note(s), and shall constitute Revolving Credit Note(s) or a Term Note under this Agreement, as the case may be. Such new Revolving Credit Note(s) or Term Note shall be in replacement and substitution for, and not in payment of, the Revolving Credit Note(s) or Term Note delivered to the Agent by the Assignor. The Agent shall deliver such new Revolving Credit Note(s) or Term Note to the payee or payees thereof and shall mark the Revolving Credit Note(s) or Term Note previously held by the Assignor as "replaced" and shall deliver the same to the Borrower.

     (d) Within five Business Days after each Assignment has been accepted by the Agent in accordance with the terms hereof, the Borrowers and the Agent shall revise Exhibit A hereto to set forth (i) the Percentage or amount of the Term
       ---------
Loan of each Assignee and such Assignee's name and address and (ii) the Percentage or amount of the Term Loan, if any, retained by the Assignor, and the appropriate officer of each Borrower and the Agent shall initial each such revision.

     (e) The foregoing provisions shall be equally applicable to the Swing Line Lender, Swing Line Note and Swing Line Commitment with such changes necessary to conform the foregoing to the Swing Line Lender, Swing Line Note and Swing Line Commitment.

     (f) In addition to the participations provided for in this Agreement, including those set forth in Section 2.1(c) and Section 10.9, each Bank may grant participations in all or any part of its rights under the Loan Documents to one or more parties that would be eligible to be an Assignee, provided that
(i) such Bank's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties to this Agreement and the other Loan Documents for the performance of such obligations, (iii) the Borrowers, the Agent, the Swing Line Bank and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents, (iv) no sub-participations shall be permitted without the consent of the Borrowers and the Agent (which consent shall not be unreasonably withheld), (v) neither the granting nor the offering of such participation would require that any additional loss, cost or expense be borne by the Borrowers at any time or would require any registration or qualification under any applicable federal or state securities laws, and (vi) the voting rights of any holder of any participation shall be limited to the those matters requiring the consent of all Banks as set forth under Section 10.2.

     (g) No Bank shall, as between and among the Borrowers, the Agent, the Swing Line Lender and such Bank, as the case may be, be relieved of any of its obligations under the Loan Documents as a result of any Assignment (except as provided in Section 12.1(c)(ii)) hereof or the granting of any participation in all or any part of its rights under the Loan Documents.

     (h) Subject to Section 12.1(g) hereof, any Bank may at any time or from time to time assign all or any portion of its rights under the Loan Documents to a Federal Reserve Bank, provided that any such assignment shall not release such assignor from its obligations thereunder.

     Section 12.2  New Banks.
     ------------  ---------

     Any financial institution approved by the Borrowers, the Agent and the Required Banks may join this Agreement as an additional Bank (such Person being herein referred to as the "New Bank") and be entitled to all the rights and
                           --------
interests and obligated to perform all of the obligations and duties of a Bank with respect to a specified additional amount of Revolving Credit Commitment hereunder, provided, that (a) the Borrowers shall, in its sole discretion, have
           --------  ----
given their prior written consent to the addition of the New Bank as a party to this Agreement, (b) the Agent, the Swing Line Lender and the Required Banks shall have given their prior written consent (which consent shall not be unreasonably withheld; provided, that, if the joinder of such New Bank would
                       --------  ----
result in an increase to the Aggregate Revolving Credit Commitment or the Term Loan Commitment; such joinder shall require the consent of each Bank and such consent shall be in the sole and absolute discretion of each Bank), (c) such New Bank and the Borrowers shall have executed and delivered an instrument of adherence (the "Instrument of
                                                                   -------------
Adherence") in form and substance satisfactory to the Borrowers and the Agent
---------
pursuant to which such New Bank shall agree to be bound as a Bank by the terms and conditions hereof and the other Loan Documents, and to make Revolving Credit Loans and a Term Loan to the Borrowers in accordance with this Agreement, and which Instrument of Adherence shall specify the maximum amount of additional Revolving Credit Loans that such New Bank agrees to provide hereunder (the "Additional Commitment Amount") and the New Bank's address for notices, (d) the
 ----------------------------
Additional Commitment Amount provided by any New Bank must be at least $5,000,000, (e) such New Bank shall have received such opinions of counsel to the Borrowers, such evidence of proper corporate organization, existence, authority and appropriate corporate proceedings with respect to the Borrowers, and such other certificates, instruments, and documents, as it shall have requested in connection with such Instrument of Adherence, (f) such New Bank shall have paid to the Agent an administrative fee in the sum of $3,500 for the account of the Agent, and (g) such New Bank shall have confirmed to and agreed with the Agent, the Swing Line Lender and the Banks and the Borrowers as follows:

          (i) the Agent, the Swing Line Lender and the Banks have made no representation or warranty and shall have no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency, collectibility or value of this Agreement, the other Loan Documents, and Collateral, or any other Instrument or document furnished pursuant hereto;

          (ii) the Agent, the Swing Line Lender and the Banks have made no representation or warranty and shall have no responsibility with respect to the financial condition of either Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of their obligations under this Agreement or any of the other Loan Documents, or the performance or observance by either Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (iii) such New Bank confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the most recent financial statements referred to in Sections 4.18 and 6.1 hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Instrument of Adherence;

          (iv) such New Bank will, independently and without reliance upon the other Banks, the Swing Line Lender, or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

          (v) such New Bank appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (vi) such New Bank agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; and

          (vii) such New Bank represents and warrants that it is legally authorized to enter into such Instrument of Adherence.

     Upon any New Bank's execution of an Instrument of Adherence and the Borrowers', the Agent's, the Swing Line Lender's and the Required Banks' consent thereto, the Percentage of each Bank and the Aggregate Revolving Credit Commitment shall be adjusted appropriately. Promptly thereafter, the Borrowers shall notify each of the Banks and the Agent of the joinder hereunder of such New Bank, the resulting increase in the Aggregate Revolving Credit Commitment and each Bank's new Percentage and provide each of the Banks and the Agent with a copy of the executed Instrument of Adherence and a copy of Exhibit A
                                                             ---------
reflecting the necessary adjustments.

     Upon the effective date of any Instrument of Adherence, the New Bank shall make all (if any) such payments to the other Banks as may be necessary to result in the Revolving Credit Loans made by such New Bank being equal to such New Bank's Percentage (as then in effect) of the aggregate principal amount of all Revolving Credit Loans outstanding to the Borrowers as of such date. The Borrowers hereby agree that any New Bank so paying any such amount to the other Banks pursuant to this Section 12.2 shall be entitled to all the rights of a Bank hereunder and such payments to the other Banks shall constitute Revolving Credit Loans held by such New Bank hereunder and that such New Bank may, to the fullest extent permitted by law, exercise all of its right of payment (including the right of set-off) with respect to such amounts as fully as if such New Bank had initially advanced the Borrowers the amount of such payments.

     Section 12.3  Joint and Several Liability.
     ------------  ---------------------------

     Except to the extent otherwise expressly provided, the liability of the Borrowers under this Agreement and each other Loan Document shall be joint and several without regard to which party receives the proceeds of the loans. Each Borrower hereby acknowledges that it expects to derive substantial economic benefit from the loans.

     ARTICLE 13  GUARANTEE

     Section 13.1  Guarantee.
     ------------  ---------

     (a) Subject to the limitations of Section 13.1(b) hereof, each Borrower hereby absolutely, irrevocably and unconditionally guarantees the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations of the other Borrower. This guaranty constitutes a guaranty of payment and neither the Agent nor any Bank shall have any obligation to enforce any Loan Document or exercise any right or remedy with respect to any collateral security thereunder by any action, including making or perfecting any claim against any Person or any collateral security for any of the Borrower Obligations, prior to being entitled to the benefits of this Article 13. The Agent may, at its option, proceed against any Borrower in the first instance, to enforce the Borrower Obligations without first proceeding against the other Borrower or any other Person, and without first resorting to any other rights or remedies, as the Agent may deem advisable. In furtherance hereof, if the Agent or any Bank is prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any Borrower Obligation from any Borrower in accordance with its terms, the Agent or such Bank, as the case may be, shall be entitled to receive hereunder from the other Borrower after demand therefor, the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.

     (b) Notwithstanding anything to the contrary contained herein, the maximum aggregate amount of the obligations of each Borrower under this Section 13.1 shall not, as of any date of determination, exceed the lesser of (i) the greatest amount that is valid and enforceable against such Borrower under principles of New York State contract law and (ii) the greatest amount that would not render such Borrower's liability hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other
 ------------------------
liabilities of such Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however (provided that, as to either Borrower, each such exclusion shall apply only to the extent such exclusion would result in this Agreement's being enforceable against such Borrower under Fraudulent Transfer Laws), any liability (A) in respect of intercompany indebtedness to either Borrower, any Subsidiary or any other Affiliate of either Borrower, to the extent that such intercompany indebtedness would be discharged in an amount equal to the amount paid by such Borrower hereunder, and (B) under any guarantee of (1) senior unsecured indebtedness or
(2) indebtedness subordinated in right of payment to any Borrower Obligation, in either case which contains a limitation as to maximum liability similar to that set forth in this Section 13.1(b) and pursuant to which the liability of such Borrower hereunder is included in the liabilities taken into account in determining such maximum liability) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer
Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Borrower pursuant to applicable law or any agreement providing for an equitable allocation among such Borrower, the Subsidiaries and the other Affiliates of the Borrowers of obligations arising under guarantees by such parties. NOTWITHSTANDING THE LIMITATION OF LIABILITY PROVIDED IN THIS
SECTION 13.1(b), IT IS EXPRESSLY AGREED THAT SUCH LIMITATION SHALL ONLY APPLY TO A BORROWER'S OBLIGATIONS AS GUARANTOR UNDER THIS ARTICLE 13 AND SHALL NOT IN ANY CIRCUMSTANCE LIMIT OR IN ANY WAY AFFECT ANY BORROWER'S OTHER LIABILITIES OR OBLIGATIONS UNDER OR IN CONNECTION WITH ANY LOAN DOCUMENT.

     (c) Each Borrower agrees that the Borrower Obligations may at any time and from time to time exceed the maximum liability of such Borrower hereunder without impairing this Article 13 or affecting the rights and remedies of the Agent or any Bank hereunder.

     Section 13.2  Absolute Obligation.
     ------------  -------------------

     No Borrower shall be released from liability hereunder unless and until the Termination Date shall have occurred and the outstanding principal balance of all Revolving Credit Loans, Swing Line Loans and Term Loans shall have been paid in full in cash, together with all accrued interest thereon and all other sums then due and owing under the Loan Documents. Each Borrower acknowledges and agrees that (i) neither the Agent nor any Bank has made any representation or warranty to such Borrower with respect to the other Borrower, its Subsidiaries, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any other matter whatsoever, and (ii) such Borrower shall be liable hereunder, and such liability shall not be affected or impaired, irrespective of (A) the validity or enforceability of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or the collectibility of any of the Borrower Obligations,
(B) the preference or priority ranking with respect to any of the Borrower Obligations, (C) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document, or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (D) any failure, delay, neglect or omission by the Agent or any Bank to realize upon, enforce or protect any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, or any of the Borrower Obligations, (E) the existence or exercise of any right of set-off by the Agent or any Bank, (F) the existence, validity or enforceability of any other guaranty with respect to any of the Borrower Obligations, the liability of any other Person in respect of any of the Borrower Obligations, or the release of any such Person or any other guarantor of any of the Borrower Obligations, (G) any act or omission of the Agent or any Bank in connection with the administration of any Loan Document, or any of the Borrower Obligations, (H) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any Person, (I) the disaffirmance or rejection, or the purported disaffirmance or purported rejection, of any of the Borrower Obligations, any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtor, relating to any Person, (J) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any Loan Document, or any agreement, instrument or document executed or delivered in connection therewith or any of the Borrower Obligations, or which might cause or permit to be invoked any alteration in the time, amount or manner of payment or performance of any of the Borrower Obligations and liabilities, (K) the merger or consolidation of either Borrower into or with any Person, (L) the sale by either Borrower of all or any part of its assets, (M) the fact that at any time and from time to time none of the Borrower Obligations may be outstanding or owing to the Agent or any Bank,
(N) any amendment or modification of, or supplement to, any

Loan Document or (O) any other reason or circumstance which might otherwise constitute a defense available to or a discharge of a Borrower in respect of their respective obligations or liabilities (including the Borrower Obligations), or any other fact or circumstance which would excuse the obligation of a guarantor or surety, other than by the performance in full thereof.. Each Borrower waives, in its capacity as a guarantor hereunder, (i) presentment, demand, protest and notice of any kind (including, without limitation, notice of dishonor); (ii) any defense based upon or arising out of any defense which the other Borrower may have to the payment or performance of any part of its Borrower Obligations; (iii) any defense based upon any disbursements by the Agent or the Banks to either Borrower pursuant to any agreements or instruments governing the Borrower Obligations whether same be deemed an additional advance or be deemed to be paid out of any special interest or other fund accounts, as constituting unauthorized payments hereunder or amounts not guaranteed by this guaranty; (iv) until the indefeasible payment in full of the Borrower Obligations, all rights of each Borrower in its capacity as guarantor to proceed against the other Borrower, including but not limited to all rights of subrogation and all rights to enforce any remedy that the Agent or any Bank may have against such Borrower and (v) all rights to participate in any security held by the Agent on behalf of the Banks or by any Bank for the Borrower Obligations.

     Section 13.3  Repayment in Bankruptcy.
     ------------  -----------------------

     If, at any time or times subsequent to the payment of all or any part of the Borrower Obligations, any Bank shall be required to repay any amounts previously paid by or on behalf of a Borrower in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the other Borrower unconditionally agrees to pay to the Agent, within 10 days after demand, a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by Bank to the date of payment to the Agent at the applicable Default Rate.

     Section 13.4  Miscellaneous.
     ------------  -------------

     Each Borrower agrees that any statement of account with respect to the Borrower Obligations from any Bank that binds either Borrower shall be binding upon both Borrowers, and that copies of said statements of account maintained in the regular course of such Bank's business may be used in evidence against each Borrower in order to establish its obligations in respect of its guaranty provided for in this Article 13.

     Section 13.5  Subordination.
     ------------  -------------

     Each Borrower agrees that any and all Indebtedness owed to it by, and claims it may have against, the other Borrower, whether such Indebtedness or claims are in connection with the guaranty contemplated by this Article 13 or the Borrower Obligations, or are completely independent thereof, will be subordinate to the claims of the Agent and the Banks under this Article 13 and all Indebtedness guaranteed hereby, and that such Borrower will not assert any such claim against, or collect any amounts in respect thereof from, the other Borrower until all Borrower Obligations have been indefeasibly satisfied in full in cash. Notwithstanding such subordination, and without affecting or impairing in any manner the liability of either Borrower under the other provisions of this Article 13, any Indebtedness of either Borrower to the other Borrower, if the Agent so requests, shall be collected, enforced and received by such Borrower as trustee for the Agent and the Banks and paid over to the Agent on account of the Borrower Obligations.

     ARTICLE 14  BORROWER AGENCY

     Section 14.1  Appointment and Actions.
     ------------  -----------------------

     Each Borrower hereby irrevocably designates and appoints the other Borrower as the agent of such Borrower under the Loan Documents for the purpose of taking any action, giving or receiving any notice, making any election, exercising any other rights or powers and fulfilling any obligations of a Borrower under this Agreement or any other Loan Document, all as effectively as such Borrower could do, and agrees that any notice given to or received by one Borrower shall be deemed to have been given to or received by (as the case may be) both Borrowers.



     THIS AGREEMENT CONTAINS A WAIVER OF TRIAL BY JURY.

     SEE SECTION 10.7 HEREOF.

     IN WITNESS WHEREOF, the Borrowers, the Agent, the Swing Line Lender and the Banks have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.


                                   MEDALLION FINANCIAL CORP.


                                   By:/s/ Allen S. Greene
                                      __________________________________________
                                   Name:  Allen S. Greene
                                   Title: Chief Operating Officer



                                   By:/s/ Daniel F. Baker
                                      __________________________________________
                                   Name:  Daniel F. Baker
                                   Title: Treasurer and Chief Financial Officer




                                   MEDALLION BUSINESS CREDIT, LLC


                                   By:/s/ Alvin Murstein
                                      __________________________________________
                                   Name:  Alvin Murstein
                                   Title: Chief  Executive Officer



                                   By:/s/ Daniel F. Barker
                                      __________________________________________
                                   Name:  Daniel F. Baker
                                   Title: Chief Financial Officer




                                   FLEET BANK, NATIONAL ASSOCIATION, as Agent, as Swing Line Lender and as one of the Banks


                                   By:__________________________________________
                                      Title: Vice President

                                   Payment Office:
                                   1185 Avenue of the Americas
                                   New York, New York 10036

                                   BANKBOSTON, N.A.


                                   By: /s/ Jeff Millman
                                      ----------------------------
                                      Title:



                                   THE BANK OF NEW YORK


                                   By: /s/ Scott Silverstein
                                      ----------------------------
                                      Title:



                                   EUROPEAN AMERICAN BANK


                                   By: /s/ Dennis Nochowitz
                                      ----------------------------
                                      Title:



                                   ISRAEL DISCOUNT BANK OF NEW YORK


                                   By: /s/ Bob Fainelli
                                      ----------------------------
                                      Title:


                                   By:__________________________________________
                                      Title:

                                   BANK LEUMI USA


                                   By: /s/ Paul Tine
                                      ----------------------------
                                      Title:



                                   THE CHASE MANHATTAN BANK


                                   By: /s/ Bill Saya
                                      ----------------------------
                                      Title:



                                   HSBC BANK USA


                                   By: /s/ Bruce Wicks
                                      ----------------------------
                                      Title:



                                   CITIZENS BANK OF MASSACHUSETTS


                                   By: /s/ Ned Handy
                                      ----------------------------
                                      Title:

                                  Schedule I

                       Locations, Chief Executive Office


437 Madison Avenue, 38th Fl
New York, NY  10022

                                  Schedule II

                                 Subsidiaries

Medallion Taxi Media, Inc., a New York corporation
Medallion Funding Corp., a New York corporation
Medallion Capital, Inc., a Minnesota corporation
Business Lenders, LLC, a Delaware limited liability company
Medallion Business Credit, LLC, a Delaware limited liability company

                                                                       EXHIBIT A


                                  Revolving Credit
Name and Address of Bank          Facility Available          Percentage

Fleet Bank, N.A.
1185 Avenue of the Americas
New York, New York 10036                $ 20,000,000              20/100

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts 02110             $ 15,000,000              15/100

Bank Leumi USA
562 Fifth Avenue
New York, NY 10036                      $  5,000,000               5/100

The Bank of New York
1290 Avenue of the Americas
New York, NY 10104                      $ 10,000,000              10/100

The Chase Manhattan Bank
600 Fifth Ave
New York, NY 10020                      $ 10,000,000              10/100

Citizens Bank of Massachusetts
One Citizens Plaza
Providence, RI 02903                    $ 10,000,000              10/100

European American Bank
335 Madison Avenue
New York, New York 10017                $ 10,000,000              10/100

HSBC Bank USA
140 Broadway
New York, NY 10005                      $ 10,000,000              10/100

Israel Discount Bank
of New York
511 Fifth Avenue
New York, New York 10022                $ 10,000,000              10/100

TOTAL FACILITIES                        $100,000,000
                                        ------------

                                      -1-